UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to §240.14A-12

DATAWAVE SYSTEMS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐  No fee required.

☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies: DataWave common stock

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):  The merger agreement provides for aggregate cash consideration of $36.0 million, plus or minus any working capital adjustments, less any indemnification claims, to be paid to holders of DataWave common stock at the merger effective time.

4)

Proposed maximum aggregate value of transaction: $36.0 million

5)

Total fee paid:  $7,200

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

DATAWAVE SYSTEMS INC.

13575 Commerce Parkway, Suite 110

Richmond, British Columbia

CANADA  V6V 2L1

_______________, 2006

MERGER PROPOSAL/ANNUAL MEETING - YOUR VOTE IS VERY IMPORTANT

Dear Stockholders:

On behalf of the Board of Directors, I cordially invite you to the 2006 annual meeting of the stockholders of DataWave Systems Inc. that will be held on ______________, ____________________ __, 2006 at our principal operating office located at 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada, at the hour of [__]:00 a.m. (local time in Richmond, B.C.).  Following the formal business of the annual meeting, management will be available to respond to your questions.

As described in more detail in the accompanying proxy statement, on September 15, 2006, we entered into an Agreement and Plan of Merger, which we refer to as the “merger agreement,” with InComm Holdings Inc. and DataWave Acquisition, Inc., a wholly owned subsidiary of InComm.  Pursuant to the merger agreement, InComm will acquire us through a merger, we will become a wholly-owned subsidiary of InComm and will cease to be a public company, and our stock will no longer be publicly traded.  At the annual meeting, you will be asked to consider and vote upon a proposal to adopt the merger agreement and to approve the merger.  A copy of the merger agreement is attached to the proxy statement as Annex A.

If our stockholders adopt the merger agreement and the merger is subsequently completed, you will be entitled to receive cash for each share of DataWave common stock you own, unless you properly exercise your appraisal rights.  The merger agreement provides for total cash merger consideration payable by InComm of $36.0 million, plus or minus any working capital adjustments.  In addition to a holdback for working capital adjustments, the merger agreement provides for $1.8 million of the merger consideration to be held in escrow to satisfy any indemnification claims by InComm.  Based on the $36.0 million merger consideration, and without considering any working capital adjustments or indemnification claims, we estimate the per share merger consideration to be $0.62 (based on approximately 57.9 million fully diluted shares outstanding, assuming the exercise of all outstanding stock options).  The actual amount of per share merger consideration payable to you may be less than $0.62 per share, depending on the amount of any working capital adjustments and indemnification claims and the actual number of shares outstanding at the time of the merger.  On September 18, 2006, the last full trading day prior to the public announcement of the merger agreement, the closing price of our common stock was $0.33 per share.

After careful consideration and consultation with our legal and financial advisors, our board of directors has unanimously determined that the merger agreement is advisable, fair to and in the best interests of DataWave and our stockholders and has unanimously approved the merger agreement and the transactions contemplated thereby, including the merger.  Accordingly, the board of directors recommends that you vote FOR the adoption of the merger agreement and the merger.

In connection with the merger agreement, the majority stockholders of DataWave, Integrated Data Corp. and Sigma Opportunity Fund, LLC, along with several officers of DataWave, collectively beneficially owning approximately 61% of the outstanding common stock, entered into a stockholders agreement with InComm.  Pursuant to the stockholders agreement, each of these stockholders agreed to vote, and granted to InComm an irrevocable proxy to vote, the shares of DataWave common stock that the stockholder owns in favor of the merger agreement and approval of the merger.

In addition, our board of directors has approved, and recommends that the stockholders vote FOR the directors nominated by the board.  Details of the names and qualifications of the nominees for directors and other important information are set forth in the accompanying proxy statement and should be considered carefully by our stockholders.

YOUR VOTE IS VERY IMPORTANT.  We cannot complete the merger unless the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the annual meeting adopt the merger agreement.  Whether or not you plan to attend the annual meeting in person, please submit your proxy without delay.  You can vote your shares by proxy prior to the annual meeting, which will ensure that you are represented at the annual meeting even if you are not there in person.  Voting by proxy will not prevent you from voting your DataWave shares in person if you subsequently choose to attend the annual meeting.  If you receive more than one proxy card because you own shares that are registered separately, please vote the shares shown on each proxy card.

If your shares are held in “street name” by your bank, brokerage firm or other nominee, your bank, brokerage firm or nominee will be unable to vote your shares without instructions from you. You should instruct your bank, brokerage firm or nominee to vote your shares, following the procedures provided by your bank, brokerage firm or nominee. Failure to instruct your bank, brokerage firm or other nominee to vote your shares will have the same effect as voting against adoption of the merger agreement.

We encourage you to read the accompanying proxy statement carefully because it explains the proposed merger, the documents related to the merger and other related matters. After you have reviewed the enclosed materials, please vote as soon as possible.

You should not send your stock certificates to the exchange agent until you have received transmittal materials from the exchange agent.  Please DO NOT return your stock certificates with the enclosed proxy.

I hope that you will attend the annual meeting and support the merger.  A copy of our 2006 Annual Report on Form 10-KSB is also enclosed.

Sincerely,

DATAWAVE SYSTEMS INC.

Joshua Emanuel

Chairman of the Board and Chief Executive Officer

DATAWAVE SYSTEMS INC.

13575 Commerce Parkway, Suite 110
Richmond, British Columbia
CANADA  V6V 2L1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
[_____________________], 2006

[__]:00 A.M.

TO THE STOCKHOLDERS OF DATAWAVE SYSTEMS INC.:

NOTICE IS HEREBY GIVEN that DataWave Systems Inc., a Delaware corporation, will hold its Annual Meeting of Stockholders on [_____________], [________________], 2006 at 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada, at the hour of [__]:00 a.m. (local time in Richmond, B.C.).  The Annual Meeting is being held for the following purposes:

1.

To adopt the Agreement and Plan of Merger, dated September 15, 2006, among DataWave Systems Inc., InComm Holdings Inc. and DataWave Acquisition, Inc., a wholly owned subsidiary of InComm (which includes approval of the designation of Joshua Emanuel as the stockholders’ representative) and to approve the merger;

2.

To elect four directors to our board of directors; and

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To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

We strongly encourage you to review the accompanying proxy statement in its entirety for more information about the merger and the other proposals for stockholder approval.  A copy of the merger agreement is attached as Annex A to the proxy statement.

Our board of directors has unanimously approved the merger agreement and has unanimously determined that the merger, the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of DataWave and our stockholders, and recommends that you vote FOR the adoption of the merger agreement at the annual meeting. The terms of the merger agreement and the merger are more fully described in the attached proxy statement, which we urge you to read carefully and in its entirety.  Our board of directors also recommends that you vote FOR the four nominees for election as directors. We are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on November 3, 2006 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement.  Holders of our company’s common stock on the record date are entitled to participate in and vote at the annual meeting.  Each share of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the annual meeting.

YOUR VOTE IS IMPORTANT.  YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.  FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD.  EVEN IF YOU HAVE COMPLETED AND SUBMITTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.  PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR

OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

Joshua Emanuel

Chairman of the Board and Chief Executive Officer

Dated:  [_________________], 2006

DATAWAVE SYSTEMS INC.
13575 Commerce Parkway, Suite 110
Richmond, British Columbia
CANADA  V6V 2L1

PROXY STATEMENT FOR 2006 ANNUAL MEETING

The enclosed proxy is solicited on behalf of the board of directors of DataWave Systems Inc., a Delaware corporation, for use at the 2006 annual meeting of stockholders (including any adjournment or postponement thereof).  The annual meeting will be held on [December 14], 2006, at [__]:00 p.m., local time in Richmond, B.C., at our principal operating office located at 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada.

This proxy statement is dated [______________], 2006, and this proxy statement, including Annexes and the accompanying proxy card, is first being mailed on or about [________________], 2006, to all stockholders entitled to vote at the annual meeting.  A copy of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, including financial statements and amendments, accompanies this proxy statement.

SUMMARY TERM SHEET

This summary highlights selected information from this proxy statement about the proposed merger with InComm Holdings Inc. and may not contain all of the information that is important to you as a DataWave stockholder.  Accordingly, we encourage you to read carefully this entire proxy statement, including the Annexes, and the other documents to which we refer you. For your convenience, we have included section cross-references to direct you to a more complete description of the topics contained in this summary.

The Merger (page 17)

On September 15, 2006, we entered into an Agreement and Plan of Merger, which we refer to as the “merger agreement,” with InComm Holdings Inc. and DataWave Acquisition, Inc., a wholly owned subsidiary of InComm (“Merger Sub”).

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If the merger is completed, Merger Sub will be merged with and into DataWave, and DataWave will survive the merger and continue to exist after the merger as a wholly owned subsidiary of InComm, but will cease to be a public company.

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As a result of the merger, you will no longer have an ownership interest in DataWave, and your shares of DataWave common stock will be converted into the right to receive the merger consideration (unless you properly exercise appraisal rights under Delaware law).

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A copy of the merger agreement is attached to this proxy statement as Annex A.

Merger Consideration (page 39)

Under the terms of the merger agreement, each share of DataWave common stock that is outstanding at the time of the merger (other than shares held by stockholders exercising appraisal rights), will be converted into the right to receive cash, subject to certain conditions.

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The aggregate cash consideration payable by InComm in the merger will be $36.0 million, plus or minus any working capital adjustments that may be made in accordance with the merger agreement, and minus the payment of indemnification claims, if any, under the merger agreement.

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In addition to the holdback of merger consideration to cover any estimated working capital shortfall, the merger agreement provides that $1.8 million of the cash merger consideration will be held in an escrow account following the closing of the merger for purposes of funding indemnification claims made by InComm under the merger agreement within 12 months following the closing.

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No interest will be paid on the merger consideration.

Based on the $36.0 million merger consideration, and without considering any working capital adjustments or indemnification claims, we estimate the per share merger consideration to be $0.62 (other than for stockholders exercising appraisal rights).

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The per share amount is based on approximately 57.9 million fully diluted shares outstanding, assuming the exercise of all outstanding stock options.

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The actual amount of per share merger consideration payable to you may be less than $0.62 per share, depending on the amount of any working capital adjustments and indemnification claims and the actual number of shares outstanding at the time of the merger.

Working Capital Adjustment (page 39)

The amount of merger consideration to be paid will be adjusted based on the amount of our working capital on the closing date.  Our working capital consists of cash and other current assets, reduced by our current liabilities, calculated in accordance with United States generally accepted accounting principles.

If our working capital at the closing date is greater than the target working capital of $2,010,000, then the merger consideration will be increased by the amount of such surplus.  However, if our working capital at the closing date is less than the target working capital of $2,010,000, then the merger consideration will be reduced by the amount of such deficiency.

As of March 31, 2006 and June 30, 2006, our working capital was $2,483,000 and $3,189,000, respectively, as reflected in our consolidated financial statements filed with the Securities and Exchange Commission.  Current liabilities that will adversely affect our working capital at closing will include transactions costs arising from the merger, which we currently estimate at approximately $935,000.

Conditions to the Completion of the Merger (page 46)

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The completion of the merger depends on a number of conditions being satisfied or waived, including adoption of the merger agreement by the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting, as well as receipt of regulatory approvals for the merger and other third-party consents and approvals.

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In addition, it is a condition to closing that holders of 10% or more of the DataWave common stock must not have exercised appraisal rights under Delaware law.

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We expect to complete the merger shortly after all of the conditions to the merger have been satisfied or waived.  We currently expect to complete the merger during the fourth quarter of calendar year 2006, but we cannot be certain when or if the conditions to closing will be satisfied or waived.

Termination of the Merger Agreement (page 49)

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The merger agreement may be terminated in certain circumstances by DataWave or InComm.

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If we or InComm terminate the merger agreement under certain circumstances, we will have to pay InComm a termination fee of $2.0 million and reimburse InComm for its out of pocket expenses up to $1.0 million, either upon termination or upon signing an agreement for an alternative takeover transaction.

Indemnification Escrow (page 47)

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The merger agreement provides that InComm is entitled to indemnification for losses, liabilities, damages and expenses incurred in connection with

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any misrepresentation, inaccuracy or breach of any representation or warranty by DataWave,

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any third party action, demand, claim or proceeding relating to any such misrepresentation or breach,

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the failure to fulfill a covenant by DataWave, or

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any tax obligations of DataWave prior to the closing date.

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At closing, $1.8 million of the total cash merger consideration will be placed into an escrow account to satisfy indemnification claims made by InComm within 12 months following closing of the merger.

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Claims for indemnification by InComm under the merger agreement are not subject to a basket or minimum threshold, but are limited to the amount held in the escrow account, except in circumstances involving fraud or intentional misrepresentations.

Stockholders’ Representative (page 47)

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Under the terms of the merger agreement, Joshua Emanuel, our chief executive officer and chairman, will serve as the representative and attorney-in-fact for the stockholders to take all necessary actions and make all decisions pursuant to the merger agreement and escrow agreement, including decisions regarding any claims that InComm may make for indemnification under the merger agreement.

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Stockholder approval of the merger agreement at the annual meeting shall also serve as stockholder approval and authorization of Mr. Emanuel to act in such capacity.

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All DataWave stockholders will be bound by all agreements and determinations made by and documents executed and delivered by Mr. Emanuel as the stockholders’ representative under the merger agreement and the escrow agreement, and InComm will be entitled to rely on any decisions made or actions taken by Mr. Emanuel in such capacity.

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Following the merger, Mr. Emanuel will also be serving as the president of the surviving company, and he may have conflicts of interest in serving as the stockholders’ representative.

Board Recommendation (page 20)

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Our board of directors has unanimously approved the merger agreement and has unanimously determined that the merger, the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of DataWave and its stockholders.

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Our board of directors recommends that you vote FOR the adoption of the merger agreement at the annual meeting.

Opinion of Our Financial Advisor (page 22)

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In connection with the merger, Capitalink, L.C., our financial advisor, delivered to our board of directors a written opinion as of September 15, 2006, as to the fairness, from a financial point of view as of such date, of the merger consideration to be received by holders of DataWave common stock.

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Capitalink provided its opinion to our board of directors to assist the board in its evaluation of the merger consideration from a financial point of view.

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The opinion does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the merger.

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The full text of Capitalink’s written opinion, dated September 15, 2006, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken by Capitalink, is attached as Annex B to this proxy statement and is incorporated by reference in its entirety into this proxy statement.

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We encourage you to read the opinion carefully in its entirety.

Interests of DataWave’s Directors and Executive Officers in the Merger (page 32)

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Some of the directors and executive officers of DataWave have financial interests in the merger that are different from, or are in addition to, the interests of stockholders of DataWave generally.

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These interests include rights of some of our executive officers under employment agreements with DataWave, acceleration of rights under outstanding stock options, and rights to continued indemnification and insurance coverage by the surviving company after the merger for acts or omissions occurring prior to the merger.

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The DataWave board of directors was aware of these interests and considered them in approving the merger agreement and the transactions contemplated thereby.

Material U.S. and Canadian Federal Income Tax Consequences of the Merger (page 29)

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The receipt of cash for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. and Canadian federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign income or other tax laws.

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Stockholders are urged to consult their tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the merger.

Appraisal Rights (page 35)

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Under Section 262 of the Delaware General Corporation Law, which we refer to as the DGCL, in the event the merger is completed and you do not vote to adopt the merger agreement and you comply with the other statutory requirements of the DGCL (including making a written demand for appraisal in compliance with the DGCL before the vote on the proposal to adopt the merger agreement at the annual meeting), you may elect to receive, in cash, the judicially determined fair value of your shares of our common stock, with interest, in lieu of the merger consideration.

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The fair value of your shares of DataWave common stock as determined in accordance with Delaware law may be more or less than or the same as the merger consideration to be paid to stockholders in the merger.

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Annex C to this proxy statement contains the full text of Section 262 of the DGCL, which relates to appraisal rights. We encourage you to read Annex C carefully and in its entirety.

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Failure to follow all of the steps required by Section 262 of the DGCL will result in the loss of your appraisal rights.

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It is a condition to closing that holders of 10% or more of the DataWave common stock must not have exercised appraisal rights under Delaware law.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Following are some commonly asked questions that may be raised by our stockholders in connection with the annual meeting and answers to each of those questions.

General Questions about the Annual Meeting and Voting

Q:

When and where will the annual meeting take place?

The annual meeting of stockholders will be held on [____________], [________________], 2006, at [__]:00 p.m., local time in Richmond, B.C., at our principal operating office located at 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada.

Q:

What matters am I being asked to vote on at the annual meeting?

At the annual meeting, you will be asked to vote upon the following:

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a proposal to adopt the merger agreement and to approve the merger with InComm (which includes approval of the designation of Joshua Emanuel as the stockholders’ representative);

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a proposal to elect four directors to our board of directors; and

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such other matters as may properly come before the annual meeting.

Q:

Who is entitled to vote at the annual meeting?

Only holders of record of DataWave common stock as of the close of business on November 3, 2006, the record date, are entitled to notice of and to vote at the annual meeting.

Q:

How many shares were outstanding on the record date and entitled to vote?

At the close of business on November 3, 2006, the record date, there were 54,326,834 shares of common stock outstanding and entitled to vote.  Each outstanding share is entitled to one vote for each matter to be voted on at the annual meeting.

Q:

What is a “quorum”?

In order to properly conduct business at the annual meeting, a quorum must be present.  Under our bylaws, a quorum is present if the holders of at least one-third of our issued and outstanding shares of common stock are present at the meeting, either in person or represented by proxy.  Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:

How do I vote my shares?

As many stockholders are unable to attend the annual meeting in person, we send proxy cards to all stockholders of record to enable them to direct the voting of their shares.  Brokers, banks and nominees generally solicit voting instructions from the beneficial owners of shares held by them and typically offer telephonic or electronic means by which these instructions can be given, in addition to the traditional mailed voting instruction cards.  If you beneficially own shares held through a broker, bank or other nominee, you may submit voting instructions by telephone or on the internet if the firm holding your shares offers these voting methods.  Please refer to the voting instructions provided by your broker, bank or nominee for information.  If you are voting by proxy, please make sure to sign and date each proxy card you receive.

Q:

What should I do if I receive more than one proxy card?

If you have shares that are registered separately and are in more than one account, you will receive more than one proxy card.  Please sign and return all proxy cards to ensure that all your shares are voted.  You should follow the directions for voting on each of the proxy cards.

Q:

How will my proxy vote my shares?

The designated proxy holders will vote according to the instructions you submit on your proxy card.  If you sign and return your card but do not indicate your voting instructions on one or more of the matters listed, the proxy holders will vote all uninstructed shares FOR the approval of the merger agreement, and FOR each of the nominees for election as director, and in accordance with the judgment of the designated proxy holders on any other matters properly brought before the annual meeting for a vote.  Please see below for a discussion of broker proxies for shares held in street name.

Q:

Can I vote in person at the annual meeting?

If you submit a proxy or voting instructions you do not need to vote in person at the annual meeting.  However, we will pass out written ballots to any stockholder of record or authorized representative of a stockholder of record who wants to vote in person at the annual meeting rather than by proxy.  Voting in person will revoke any proxy previously given.  If you hold your shares through a broker, bank or nominee, you must obtain a proxy from your broker, bank or nominee to vote in person.

Q:

Who can attend the annual meeting?

All stockholders of record on the record date for the annual meeting can attend.  In order to be admitted to the meeting, you will need to bring proof of identification.  Please note that if you hold shares in “street name” (that is, through a broker, bank or other nominee) and would like to attend the annual meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of our common stock as of the close of business on November 3, 2006.  Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the annual meeting.

Q:

If my shares are held in “street name” by my bank, brokerage firm or other nominee, will my broker or nominee automatically vote my shares for me?

No.  Your bank, brokerage firm or nominee cannot vote your shares without specific instructions from you.  You should instruct your bank, brokerage firm or nominee as to how to vote your shares, following the instructions contained in the voting instruction card that your bank, broker or nominee provides to you.  Failing to instruct your bank, brokerage firm or nominee to vote your shares will have the same effect as a vote AGAINST the merger.

Q:

What happens if I abstain from voting on any matter?

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of the proposal to approve the merger agreement, shares represented by such proxies will be treated as votes against the proposal.  Abstentions will have no effect in the election of directors.

Q:

Can I revoke my proxy?

Yes.  You may revoke your proxy at any time before it is voted at the annual meeting.  Proxies may be revoked by taking any of the following actions:

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delivering a written notice of revocation to the offices of our transfer agent, Computershare Trust Company of Canada, 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9;

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by delivering a proxy dated later than your original proxy relating to the same shares either (a) to our transfer agent, Computershare Trust Company of Canada, 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, at any time up to and including the last business day preceding the day of the annual meeting, or (b) to the chairman of the annual meeting on the day of the annual meeting; or

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attending the annual meeting and voting in person by ballot.

NOTE – Simply attending the annual meeting will not constitute revocation of a proxy.  If your shares are held in street name, you should follow the instructions of your broker, bank or other nominee regarding revocation or change of proxies.  If your broker, bank or other nominee allows you to submit a proxy by telephone or on the internet, you may be able to change your vote by submitting a new proxy by telephone or on the internet.

Q:

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the annual meeting other than approval of the merger agreement and the merger and the election of directors, each as described in this proxy statement, if any other business is properly presented at the annual meeting, your signed proxy card gives authority to the proxy holders, Joshua Emanuel and John Gunn, to vote on such matters at their discretion.

Q:

Who will bear the cost of this solicitation?

DataWave will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials.  Our directors, officers and other regular employees (acting without additional compensation) may solicit proxies personally or by telephone, email, or direct contact.  We do not intend to retain a proxy solicitation service to assist in the solicitation of proxies for the annual meeting.

We will provide copies of these proxy materials to banks, brokerages, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners.  We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners.

Questions about the Merger Agreement and the Merger

Q:

Why am I receiving this proxy statement?

You are receiving this proxy statement because you are a stockholder of DataWave Systems Inc.  On September 15, 2006, DataWave entered into a merger agreement with InComm Holdings Inc. and DataWave Acquisition, Inc., a wholly owned subsidiary of InComm.  The merger agreement provides for the acquisition of DataWave by InComm by means of the merger of Merger Sub with and into DataWave.  If the merger is completed, DataWave will become a wholly owned subsidiary of InComm and we will cease to be a public company.  Under Delaware law, stockholder approval is required to adopt the merger agreement.  A copy of the merger agreement is attached to this proxy statement as Annex A.

Q:

How does the DataWave board of directors recommend that I vote on the merger agreement?

The DataWave board of directors unanimously recommends that you vote FOR the proposal to adopt the merger agreement and approve the merger.

Q:

What vote is required to approve the merger agreement?

The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the annual meeting is necessary to adopt the merger agreement.  Each share of our common stock entitles its holder to one vote.

In connection with the merger agreement, our majority stockholders and several officers, collectively beneficially owning approximately 61% of the outstanding common stock, entered into a stockholders agreement with InComm.  Pursuant to the stockholders agreement and subject to the conditions specified in the stockholders agreement, each of these stockholders agreed to vote, and granted to InComm an irrevocable proxy to vote, the shares of DataWave common stock that the stockholder owns in favor of the merger agreement and approval of the merger.

Q:

How are votes counted in the vote on the merger agreement?

For the proposal relating to the approval of the merger agreement, you may vote FOR, AGAINST or ABSTAIN.

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Abstentions will count for the purpose of determining whether a quorum is present.  Stockholders holding at least a majority of the issued and outstanding shares of our common stock as of the close of business on the record date must vote FOR the adoption of the merger agreement for us to complete the merger. As a result, if you ABSTAIN, it will have the same effect as a vote AGAINST the approval of the merger agreement.

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If you sign your proxy card without indicating your vote, your shares will be voted FOR the approval of the merger agreement.

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A broker non-vote generally occurs when a broker, bank or other nominee holding shares on your behalf does not vote on a proposal because the nominee lacks discretionary power to vote the shares and has not received your voting instructions.  Broker non-votes count for the purpose of determining whether a quorum is present, but will not count as votes cast on a proposal.  As a result, broker non-votes will have the effect of a vote AGAINST the approval of the merger agreement.

Q:

What will I receive in exchange for my shares of DataWave common stock?

If stockholders approve the merger agreement and we complete the merger, you will have the right to receive cash consideration for each share of our common stock that you own unless you do not vote in favor of the merger and you properly perfect your appraisal rights under Delaware law.

The merger agreement provides for total cash merger consideration payable by InComm of $36.0 million, plus or minus any working capital adjustments, and minus the payment of indemnification claims, if any, under the merger agreement.  The merger agreement provides for $1.8 million of the merger consideration to be held in escrow to satisfy indemnification claims by InComm.  Accordingly, based on the $36.0 million merger consideration, and without considering any working capital adjustments or indemnification claims, we estimate that you will receive cash of $0.62 per share.  The actual amount of per share merger consideration payable to you may be less than $0.62 per share, depending on the amount of any working capital adjustments and indemnification claims and the actual number of shares outstanding at the time of the merger.  No interest will be paid on the merger consideration.  This per share consideration is based on approximately 57.9 million fully diluted shares outstanding, which assumes the exercise of all outstanding stock options.

Q:

How was the merger consideration determined?

The amount of the cash merger consideration was negotiated between representatives of DataWave and InComm, and represents a premium over the market price of DataWave common stock prior to signing the merger agreement.  On September 18, 2006, the last full trading day prior to the public announcement of the merger agreement, the closing price of our common stock was $0.33 per share.

Q:

Has the DataWave board of directors received a fairness opinion in connection with the merger?

Yes.  In connection with the merger proposal from InComm, the board of directors received an opinion from Capitalink, L.C., dated September 15, 2006, that as of that date the merger consideration was fair from a financial point of view to the DataWave stockholders.  Capitalink’s opinion sets forth the assumptions made, matters considered, procedures followed, and limitations on the review undertaken by Capitalink in connection with its opinion.  The full text of Capitalink’s opinion is attached as Annex B to this proxy statement.  We urge you to read the opinion in its entirety.

Q:

Am I entitled to appraisal rights in connection with the merger?

Yes.  Delaware law provides for stockholder appraisal rights in connection with the merger.  Attached as Annex C to this proxy statement is the full text of Section 262 of the DGCL, which relates to appraisal rights.  We encourage you to read Annex C carefully and in its entirety. Failure to follow all of the steps required by Section 262 of the DGCL will result in the loss of your appraisal rights.

InComm has required as a condition to closing the merger that holders of not more than 10% of DataWave common stock exercise appraisal rights.  If holders of more than 10% of DataWave common stock exercise appraisal rights, the merger will not close unless InComm waives this condition.

Q:

When does DataWave expect to complete the merger?

We expect to complete the merger shortly after all of the conditions to the merger have been satisfied or waived.  We currently expect to complete the merger during the fourth quarter of calendar year 2006, but we cannot be certain when or if the conditions to closing will be satisfied or waived.

Q:

Should I send in my stock certificates now?

No. Please do not send any stock certificates with your proxy card.  After we complete the merger, the exchange agent will send you written instructions for returning your DataWave stock certificates.  These instructions will tell you how and where to send your DataWave stock certificates in order to receive the merger consideration.

Q:

Who can help answer my questions about the merger?

If you have questions about the merger or merger agreement after reading this proxy statement, you should contact [____________________], at [                      ], or by telephone at (____) ____________.

Questions about the Election of Directors

Q:

Who are the nominees for election to the Board?

The four nominees for election to the Board are Joshua Emanuel, John Adiletta, Vijay Fozdar and Thom Waye, all of whom are current directors.  See “Proposal No. 2:  Election of Directors” for further information.

Q:

How does the DataWave board of directors recommend that I vote in the election of directors?

The DataWave board of directors unanimously recommends that you vote FOR each nominee for election as a director.

Q:

What vote is required in the election of directors?

Directors are elected by a plurality of votes cast FOR.  As a result, abstentions and broker non-votes will have no effect in the election of directors.

Q:

In light of the proposed merger, why are we electing directors?

Under Delaware law, we are required to hold an annual meeting of stockholders for the election of directors.  We have not yet held the annual meeting, and accordingly, this stockholders’ meeting will serve as the 2006 annual meeting.

If the merger is approved by our stockholders and closing occurs, the directors elected at the annual meeting will serve as our directors until the closing.  If the merger does not close, the directors elected at the annual meeting will continue to serve until the next annual meeting of stockholders and the election of their successors.

TABLE OF CONTENTS

SUMMARY TERM SHEET

1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

4

General Questions about the Annual Meeting and Voting

4

Questions about the Merger Agreement and the Merger

7

Questions about the Election of Directors

9

THE COMPANIES

12

DataWave Systems Inc.

12

InComm Holdings Inc.

12

THE ANNUAL MEETING

12

Matters To Be Considered

12

Record Date; Stock Entitled to Vote; Quorum

12

Required Vote

13

Appointment of Proxyholders

13

Voting By Proxy

13

Revocability of Proxy

14

Abstaining from Voting

14

Voting in Person

15

Shares Held in Street Name

15

Shares Owned by Executive Officers and Directors

16

Solicitation of Proxies

16

Other Business; Adjournments

16

Questions and Assistance

16

PROPOSAL 1 THE MERGER AND THE MERGER AGREEMENT

17

Background of the Merger

17

Reasons for the Merger; Recommendation of Our Board of Directors

20

Opinion of Our Financial Advisor

22

Material U.S. and Canadian Federal Income Tax Consequences

29

Governmental and Regulatory Approvals

31

Interests of DataWave’s Directors and Executive Officers in the Merger

32

Stockholders Agreement

34

Appraisal Rights under Delaware Law

36

THE MERGER AGREEMENT

39

Structure and Effective Time

39

Merger Consideration

39

Working Capital Adjustment

40

Escrow Agreement

41

Treatment of Outstanding Stock Options

41

Certificate of Incorporation and Bylaws

41

Directors and Officers

41

Representations and Warranties

42

Covenants

43

Conditions to the Merger

46

Indemnification of InComm

48

Stockholders’ Representative

48

Payment Procedures

49

Termination

49

Termination Fees and Expenses

51

Amendments to Merger Agreement

51

PROPOSAL 2 ELECTION OF DIRECTORS

51

Number of Directors

51

Director Nominees

52

Directors and Executive Officers

53

Board Meetings and Committees

54

Audit Committee Report

55

Nomination Process

55

Stockholder Communication with the Board

57

Director Attendance at Annual Meeting of Stockholders

57

Code of Ethics

57

Compensation of Directors

57

Certain Relationships and Related Transactions

58

EXECUTIVE COMPENSATION

59

Compensation of Executive Officers

59

Options Grants in the Last Fiscal Year

59

Aggregated Option Exercises and Fiscal Year End Option Values

59

Termination of Employment, Change-in-Control Arrangements in Employment Contracts

60

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND
EXECUTIVE OFFICERS

60

Principal Stockholders

60

Securities Authorized for Issuance Under Equity Compensations Plans

62

Section 16(a) Beneficial Reporting Compliance

63

RELATIONSHIPS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

63

Fees Paid to Deloitte & Touche LLP for Fiscal 2006 and 2005

63

Policy for Approval of Audit and Permitted Non-Audit Services

64

FORWARD-LOOKING STATEMENTS

64

FUTURE STOCKHOLDER PROPOSALS

65

WHERE YOU CAN FIND MORE INFORMATION

65

OTHER BUSINESS

66

ANNEXES

Annex A

Agreement and Plan of Merger

Annex B

Opinion of Capitalink, L.C.

Annex C

Section 262 of the Delaware General Corporation Law

Annex D

Escrow Agreement

Annex E

Stockholders Agreement

THE COMPANIES

DataWave Systems Inc.

DataWave is an innovator and developer of prepaid and stored-value programs and merchandising solutions since we were founded in 1994.  We design systems that allow for point-of-sale activation of high value, high shrinkage products, such as cash cards, prepaid phone cards and prepaid wireless time.  These systems work over the Internet, through intelligent freestanding vending machines and POSA terminals, or with various card activation devices, including cash registers.  Our network systems have been designed to work both with the prepaid platforms of other parties, as well as telecommunication and financial switches.  Our systems are scalable and flexible and can be modified to offer new premium stored-value products, such as prepaid gift cards and prepaid Internet cards.

Our principal operating office is located at 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada V6V 2L1 and our phone number there is (604) 295-1800.  Our executive office is located at Wayne Interchange Plaza One, 145 Route 46 West, 3rd Floor, Wayne, New Jersey  07470, and our phone number there is (973) 774-5000.  We also maintain an office in Mississauga, Ontario, Canada.

InComm Holdings Inc.

InComm develops and supplies prepaid products and point-of-sale technology specializing in retail prepaid services, subscriber services and payment solutions.  InComm provides a variety of products and services, including wireless airtime, financial debit cards, gift cards, music downloads, ring tones, games, long-distance cards, online games, broadband, digital television and bill payment solutions. InComm partners with consumer brand leaders around the world to provide more than 145,000 retail locations for their products and services.  Since 1992, InComm’s patented technology has made the buying process easier for consumers while streamlining the selling process for its retail partners.

InComm’s principal executive office is located at 250 Williams Street, Suite M-100, Atlanta, Georgia 30303, and its telephone number there is (770) 240-6135.

THE ANNUAL MEETING

This proxy statement is being furnished to DataWave stockholders as part of the solicitation of proxies by our board of directors for use at the 2006 annual meeting of stockholders.  The annual meeting will be held at [__]:00 a.m., local time in Richmond, B.C., on [________________], 2006, at our principal operating office located at 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada.

Matters To Be Considered

The purposes of the annual meeting will be:

•

to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated September 15, 2006, among DataWave Systems Inc., InComm Holdings Inc. and DataWave Acquisition, Inc., pursuant to which DataWave will become a wholly owned subsidiary of InComm;

•

to elect four directors to our board of directors; and

•

to transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

Record Date; Stock Entitled to Vote; Quorum

The holders of record of our common stock as of the close of business on November 3, 2006, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the annual meeting.  On the record date, there were

54,326,834 shares of our common stock outstanding.  Each share of common stock outstanding on the record date is entitled to one vote for each matter to be voted on at the annual meeting.  Your shares can be voted at the annual meeting only if you are present in person or represented by a valid proxy.

In order to carry on the business of the annual meeting, a quorum must be present.  Under our bylaws, the presence, in person or by proxy, of stockholders representing at least one-third of the issued and outstanding shares of our company entitled to vote constitutes a quorum.  In accordance with Delaware law, abstentions and properly executed broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum.

Required Vote

Each share of our common stock that was outstanding on the record date for the annual meeting entitles the holder to one vote at the annual meeting.

Completion of the merger requires the adoption of the merger agreement by the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting.  Because the vote is based on the number of shares of our outstanding common stock rather than on the number of votes cast, failure to vote your shares, and votes to abstain, will have the same effect as votes against adoption of the merger agreement.  Accordingly, the DataWave board of directors urges you to vote by proxy prior to the meeting to ensure that you are represented at the annual meeting even if you are not there in person.  In connection with the merger agreement, our majority stockholders and several of our officers, who collectively beneficially own approximately 61% of the outstanding common stock, entered into a stockholders agreement with InComm, pursuant to which, subject to certain conditions, each stockholder agreed to vote, and granted to InComm an irrevocable proxy to vote, the shares of DataWave common stock that the stockholder owns in favor of the merger agreement and approval of the merger.

It is a condition to closing that holders of 10% or more of the DataWave common stock must not have exercised appraisal rights under Delaware law.

In the election of directors, the four director nominees receiving the highest number of FOR votes will be elected as directors of our company.

Appointment of Proxyholders

The individuals named in the accompanying proxy card are Joshua Emanuel, our chief executive officer, and John Gunn, our chief financial officer and general manager.  Each stockholder who is entitled to vote at the annual meeting has the right to appoint an individual or company other than either person designated in the proxy card, who need not be a DataWave stockholder, to attend and act for the stockholder and on the stockholder’s behalf at the annual meeting.  A stockholder may do so either by inserting the name of that other person in the blank space provided in the proxy or by completing and delivering another suitable form of proxy.

Voting By Proxy

Each copy of this document mailed to our stockholders is accompanied by a proxy card and a self-addressed envelope.

•

Holders of Record.  If you are a registered stockholder, that is, if you are a “holder of record,” you may submit your proxy in either of the following ways:

•

by completing, dating, signing and returning the enclosed proxy card by mail; or

•

by appearing and voting in person by ballot at the annual meeting.

Regardless of whether you plan to attend the annual meeting, you should submit your proxy as described above as promptly as possible. Submitting your proxy before the annual meeting will not preclude you from voting in person at the annual meeting should you decide to attend.

•

Shares Held in Street Name.  If you hold your shares of DataWave common stock in a stock brokerage account or through a bank, brokerage firm or nominee, or in other words in “street name,” you must vote in accordance with the instructions on the voting instruction card that your bank, brokerage firm or nominee provides to you.  You should instruct your bank, brokerage firm or nominee as to how to vote your shares, following the directions contained in the voting instruction card.  If you hold shares in street name, you may submit voting instructions by telephone or on the internet if the firm holding your shares offers these voting methods.  Please refer to the voting instructions provided by your bank, brokerage firm or nominee for information.

If you vote your shares of our common stock by signing a proxy, your shares will be voted at the annual meeting as you indicate on your proxy card.  If no instructions are indicated on your signed proxy card, the proxy holders will vote your shares of common stock FOR the adoption of the merger agreement, FOR each of the four director nominees, and at their discretion on any other matters that may properly come before the annual meeting.  The board knows of no other business that will be presented for consideration at the annual meeting.

Revocability of Proxy

You may revoke your proxy at any time before the proxy is voted at the annual meeting.  If you are a holder of record, you may revoke your proxy prior to the vote at the annual meeting in any of the following ways:

•

by delivering a written revocation dated after the date of the proxy that is being revoked to our transfer agent, Computershare Trust Company of Canada, 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, at any time up to and including the last business day preceding the day of the annual meeting;

•

by delivering a written revocation dated after the date of the proxy that is being revoked to the chairman of the annual meeting on the day of the annual meeting;

•

by delivering a proxy dated later than your original proxy relating to the same shares to our transfer agent, Computershare Trust Company of Canada, by mail, telephone or on the internet; or

•

by attending the annual meeting and voting in person by ballot.

Simply attending the annual meeting will not constitute revocation of a proxy.  If your shares are held in street name by your bank, brokerage firm, or other nominee, you should follow the instructions of your bank, brokerage firm or other nominee regarding revocation or change of voting instructions.  If your bank, brokerage firm or other nominee allows you to submit voting instructions by telephone or on the internet, you may be able to change your vote by telephone or on the internet.

Abstaining from Voting

If you abstain from voting, it will have the following effects:

•

Your shares will be counted as present for determining whether or not there is a quorum at the annual meeting; and

•

Because the merger agreement must be approved by a majority of the shares of our outstanding common stock rather than of the number of votes cast, abstentions will have the same effect as votes AGAINST adoption of the merger agreement.

A broker non-vote generally occurs when a broker, bank or other nominee holding shares on your behalf does not vote on a proposal because the nominee has not received your voting instructions and lacks discretionary power to vote the shares.  Broker non-votes count for the purpose of determining whether a quorum is present, but will not count as votes cast on a proposal.  As a result, broker non-votes will have the effect of a vote AGAINST the adoption of the merger agreement.  Broker non-votes will have no effect on the election of directors, as directors are elected by a plurality of votes cast.

Voting in Person

If you submit a proxy or voting instructions, you do not need to vote in person at the annual meeting.  However, we will pass out written ballots to any stockholder of record or authorized representative of a stockholder of record who wants to vote in person at the annual meeting rather than by proxy. Voting in person will revoke any proxy previously given.  If you hold your shares through a broker, bank or other nominee, you must obtain a legal proxy from your broker, bank or nominee authorizing you to vote your shares in person, which you must bring with you to the annual meeting.

In order to be admitted to the meeting, you will need to bring proof of identification.  Please note that if you hold shares in “street name” (that is, through a broker, bank or other nominee) and would like to attend the annual meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of our common stock as of the close of business on November 3, 2006.

Shares Held in Street Name

Please read this section if you hold your shares of DataWave common stock in a stock brokerage account or through a bank, brokerage firm or nominee (in other words in “street name”).

The information set forth in this section is of significant importance to many stockholders, as a substantial number of stockholders do not hold shares in their own name.  Stockholders who do not hold their shares in their own name (referred to as “beneficial stockholders”) should note that only proxies deposited by stockholders whose names appear on our records as the registered holders of common shares can be recognized and acted upon at the annual meeting.  If the common shares are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares will not be registered in the stockholder’s name on our records.  Such shares will more likely be registered under the names of the stockholder’s broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).  Beneficial stockholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable securities regulations require intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders’ meetings.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to stockholders, which should be carefully followed by beneficial stockholders in order to ensure that their common shares are voted at the annual meeting.  The form of proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the form of proxy provided by us to registered stockholders.  However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services.  ADP typically applies a special sticker to proxy forms and mails those forms to the beneficial stockholders.  Beneficial stockholders should return the proxy forms to ADP.  ADP then tabulates the results of all instructions received and will provide appropriate instructions respecting the voting of shares to be represented at the annual meeting.  A beneficial stockholder receiving an ADP proxy cannot use that proxy to vote his or her shares directly at the annual meeting.  Rather, the proxy must be returned to ADP well in advance of the annual meeting in order to have his or her shares voted at the annual meeting.

Although a beneficial stockholder may not be recognized directly at the annual meeting for the purposes of voting shares registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at the annual meeting as proxy holder for the registered stockholder and vote the shares in that capacity.  Beneficial stockholders who wish to attend the annual meeting and indirectly vote their shares as proxy holder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the annual meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend the annual meeting and vote his or her shares.

Shares Owned by Executive Officers and Directors

As of the record date, our executive officers and directors beneficially owned an aggregate of approximately 834,871 shares of our common stock (excluding vested stock options), entitling them to exercise approximately 1.5% of the voting power of our common stock entitled to vote at the annual meeting.  Three of our executive officers, Josh Emanuel, John Gunn and William Turner, are parties to the stockholders agreement with InComm, pursuant to which they have agreed to vote their shares in favor of the merger.  See “THE MERGER – Stockholders Agreement” below.

Solicitation of Proxies

DataWave is soliciting proxies for our annual meeting from our stockholders.  We will pay the entire cost of soliciting proxies for the annual meeting, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of our company in their names that are beneficially owned by others to forward to these beneficial owners.  We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of our company’s shares.  In addition to this mailing, our officers, directors and employees may solicit proxies by telephone, facsimile, electronic mail or personal solicitation.  However, no additional compensation will be paid to any of these directors, officers or other regular employees for soliciting proxies.

Other Business; Adjournments

Except as described in this proxy statement, we are not aware of any other business to be presented at the annual meeting for stockholder action.  If, however, other matters are properly brought before the annual meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, and intend to vote the shares as the DataWave board of directors may recommend.

The annual meeting may be adjourned from time to time, whether or not a quorum exists, without further notice other than by an announcement made at the annual meeting. In addition, if the adjournment of the annual meeting is for more than 30 days or if after the adjournment a new record date is fixed for an adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at such annual meeting.  If a quorum is not present at the annual meeting, stockholders may be asked to vote on a proposal to adjourn the annual meeting to solicit additional proxies.  If a quorum is present at the annual meeting but there are not sufficient votes at the time of the annual meeting to approve the other proposal(s), holders of common stock may also be asked to vote on a proposal to approve the adjournment of the annual meeting to permit further solicitation of proxies.

Questions and Assistance

If you need assistance in completing your proxy card or have questions regarding the annual meeting, please contact [_____________________], at [                    ], or by telephone at (___)       .

PROPOSAL 1
THE MERGER AND THE MERGER AGREEMENT

Background of the Merger

Our management and board of directors periodically evaluate the long-term strategic alternatives for the company.  DataWave has enjoyed organic growth in recent years.  The maturation of the prepaid industry and the resulting downward pressure on margins, together with the consolidation that has started to take place in the industry, however, motivated us to actively consider a merger and acquisition strategy.

At various times over the past two years, we have discussed with a number of our suppliers, transactional partners and competitors business arrangements ranging from strategic alliances, to strategic investments, to mergers and acquisitions.  One such discussion was with PRE Holdings, Inc. in April 2005.  PRE Holdings, Inc. was subsequently acquired by InComm.  Following the execution of a mutual non-disclosure agreement in November 2005, we also had discussions with InComm regarding a commercial relationship or possibly a more strategic alliance in the nature of a merger or acquisition.  None of these previous discussions resulted in any transaction.

In the course of our commercial relationship with one of our suppliers, starting in late 2005, the supplier expressed an interest in potentially acquiring us.  Following this expression of interest and the execution of a mutual non-disclosure agreement between us and the supplier, a number of meetings were held between Josh Emanuel, our President and Chief Executive Officer, and certain executives of the supplier.  David Knox, our Chief Operating Officer, and John Gunn, our Chief Financial Officer, were also present at a number of these meetings.  After the preliminary discussions, the supplier informally advised that it would be willing to consider purchasing DataWave for $26.0 million.  On further discussions, the supplier indicated that it would be willing to consider raising the price to $30.0 million.

On April 5, 2006, we engaged the firm of Deloitte & Touche LLP for transactional assistance.  Around this time, we also contacted Milburn Capital Group, our investment banking firm, for financial advice.

At a meeting of our board of directors held on April 12, 2006, Mr. Emanuel advised our board of directors of the ongoing discussions with the supplier.  The board was also advised of Deloitte’s engagement for transactional assistance.  The board instructed management of the company to consider and explore other opportunities.

In accordance with the instructions of the board, our management engaged in discussions with another one of our supplier/transactional partners who we knew to be potentially interested in a transaction with us and InComm regarding potential investment or merger and acquisition opportunities.

In April 2006, we signed a mutual non-disclosure agreement with the other supplier/transactional partner.  Preliminary meetings were held between Mr. Emanuel and Mr. Knox from DataWave and certain executive officers of the supplier/transaction partner and limited due diligence related information was provided by DataWave.  Due to the slow pace of discussions with this other supplier, our discussions never continued past the preliminary stages, and no offer, formal or informal, was extended.

Preliminary discussions with InComm proceeded under the mutual non-disclosure agreement previously signed between the two companies in November 2005.

In April 2006, Mr. Emanuel held several exploratory meetings with M. Brooks Smith, the President and Chief Executive Officer of InComm, and Campbell B. Lanier, III, who, as a result of the then-pending merger of PRE Holdings and InComm, was expected to become (and did become) a member of InComm’s board of directors, regarding the possibility of the two companies engaging in a business combination. During these meetings, Messrs. Emanuel, Smith and Lanier discussed in general terms the form and amount of consideration that InComm would be willing to pay to acquire DataWave.

On May 11, 2006, InComm presented to us a non-binding term sheet that set out some of the general terms and conditions under which InComm would consider acquiring DataWave.  With input from our advisors, Milburn Capital and Deloitte & Touche, on May 18, 2006 we prepared and delivered to InComm a reply letter outlining our proposed process for moving forward with negotiations and a potential transaction.

In May and June 2006, Messrs. Emanuel, Lanier and Smith held several more discussions with respect to a potential business combination between DataWave and InComm.  During this period, InComm also started its preliminary due diligence of DataWave based upon DataWave’s public filings with the SEC and provided to DataWave information regarding InComm’s financial situation and ability to finance an acquisition of DataWave.

Mr. Emanuel, Ardeshir Darabi, DataWave’s General Counsel, and David Ellis of Milburn Capital traveled to Atlanta, Georgia and, on June 6, 2006, held a meeting with Mr. Lanier, Ken Taylor, Chief Financial Officer of InComm, and external legal, accounting and financial advisors of InComm to further discuss a potential transaction and negotiate a draft letter of intent.

In the meantime, we also continued our negotiations with the first supplier.  On May 4, 2006, we received from the first supplier a non binding letter of interest, proposing to acquire DataWave for $31.0 million, together with a draft of an exclusivity agreement that would prohibit DataWave from negotiating a merger, acquisition or similar transaction with a third party for four months.  Following further negotiations, the first supplier indicated that it would consider a purchase price of $35.0 million and eventually presented to us, on June 8, 2006, a revised letter of interest that included an acquisition price of $36.0 million. The revised letter of interest also included an exclusivity provision in favor of the first supplier which if breached by DataWave would require DataWave to pay a break-up fee of $2.5 million. The representatives of the first supplier orally advised that that the letter of interest would be the final offer from the first supplier.

During this time we had ongoing discussions among our management, financial advisors and board members.

On June 14, 2006 our board of directors met to discuss the status of negotiations with the various parties and established an independent committee of directors consisting of John X. Adiletta and Vijay Fozdar to consider the proposals received from InComm and the first supplier.  At a meeting of the independent committee of the board on June 14, 2006, at which Messrs. Emanuel and Darabi were present at the invitation of the committee, Mr. Emanuel provided a summary of the status of discussions and presented copies of the latest drafts of the letter of intent and the letter of interest that had been negotiated with InComm and the first supplier, respectively. Mr. Darabi advised the members of the independent committee on the fiduciary duties of the board in connection with the proposed transactions and the permissible considerations under Delaware corporate law in selecting a transaction.

Negotiations between Mr. Emanuel on behalf of DataWave and Messrs. Smith and Lanier on behalf of InComm continued.  These negotiations culminated in InComm presenting to us on June 21, 2006 a draft of a revised letter of intent in which the acquisition consideration had been increased to $36.0 million and other issues that we had raised, including insertion of a sufficiently broad “fiduciary out” provision in favor of DataWave, had been addressed.

Our board of directors, minus Mr. Fozdar who was not available, held a meeting on June 22, 2006 to discuss the latest developments.  Mr. Adiletta provided a summary of the discussions of the independent committee of the board held on June 14, 2006.  The board also considered the terms of the revised drafts of the letters of intent.  The consensus at the June 22 meeting was that, with the acquisition consideration offered by both InComm and the first supplier being equal and InComm having provided reasonable evidence that it had the necessary financing to fund the transaction available, the InComm offer was superior in view of the large break-up fee in the letter of interest presented by the first supplier.

On June 27, 2008 the independent committee of the board resolved to recommend to the board to proceed with the letter of intent proposed by InComm, and based on this recommendation, our board of directors resolved to authorize and direct the management of DataWave to execute the letter of intent proposed by InComm.  On June 28, 2006 Mr. Emanuel executed the letter of intent on behalf of DataWave.

Following the execution of the letter of intent, InComm and its representatives and advisors commenced more extensive due diligence of DataWave, which included accounting and legal advisors of InComm traveling to our office in Richmond, British Columbia, Canada.  The first draft of the merger agreement was delivered to us by InComm on July 14, 2006 and the first draft of the stockholders agreement, to be signed by Integrated Data Corp. and Sigma Capital Opportunity Fund, LLC, the two greater than 10% stockholders of DataWave, and certain members of DataWave’s senior management who are also stockholders of DataWave, was provided on July 20, 2006.  During the period between those dates and September 15, 2006, DataWave and its advisors negotiated the terms of the merger agreement and DataWave, its stockholders and their advisors negotiated the terms of the stockholders agreement with InComm and its advisors.  Several drafts of each agreement and rounds of comments were exchanged. During this time an employment agreement for Mr. Emanuel was also drafted and negotiated between InComm and Mr. Emanuel.

Our board of directors met on July 27, August 9, August 15, August 18, September 1, and September 8, 2006 to discuss the progress of the negotiations and be briefed by Mr. Emanuel and other members of our senior management on various matters in connection with the proposed merger.  During several of these meetings, the board also received guidance from our external advisors on the proposed transaction. Due to the length of the due diligence process and the progress of negotiations regarding the agreements, our board of directors agreed to multiple extensions of the letter of intent, ultimately through September 15, 2006.

At the meeting of the board held on August 9, 2006, the representatives of Capitalink, L.C., our financial advisor, made a presentation to the board regarding Capitalink’s analysis of the proposed merger and its fairness, from a financial point of view, to the stockholders of DataWave. Capitalink’s representatives advised the board that Capitalink believed that the acquisition consideration offered by InComm for the merger was fair. They also responded to a number of questions raised by our directors regarding Capitalink’s analysis and methodology.

At the meeting of the board held on September 1, 2006, in which, in addition to all of the members of our board, Messrs. Gunn, Knox and Darabi and Timothy M. Woodland of Cairncross & Hempelmann, P.S., our external U.S. legal counsel, were present at the invitation of the board, the board was advised that the negotiation of the merger agreement, the stockholders agreement and the other agreements was substantially completed.  Mr. Darabi presented a review of the material terms of the merger agreement and the other agreements.  The board then reviewed the information that InComm had provided with respect to its ability to finance the acquisition and asked for additional information from InComm and its bankers.

At the meeting of the board held on September 8, 2006, the board reviewed the additional information provided by InComm and asked for clarifications on the financing arrangements that InComm has with its lenders.  Following this request, a meeting was held on September 11, 2006.  Present at this meeting from DataWave were all of the members of our board of directors other than Mr. Fozdar, together with Messrs. Gunn, Darabi, Woodland and Mark Furman from Milburn Capital.  Also present at this meeting were Messrs. Smith, Lanier and Taylor of InComm and representatives from InComm’s banker. Mr. Taylor and the representatives of InComm’s banker answered the questions raised by our directors and advisors and agreed to revise and resubmit certain documents to DataWave. These documents were subsequently revised and resubmitted to DataWave.

On September 15, 2006, our board held a special meeting. At this meeting Messrs. Gunn, Darabi and Woodland were also present.  Mr. Darabi once again reviewed the material terms of the merger agreement and other agreements. The board reviewed the latest information regarding InComm’s financial position as provided by InComm and its lenders.

Subsequently, Mr. Furman and Scott E. Salpeter of Capitalink, L.C. joined the meeting.  The board reviewed the updated fairness opinion from Capitalink.  Mr. Emanuel reviewed with the board additional information that was provided to Capitalink for consideration in connection with updating the fairness opinion.

The board asked questions of Mr. Salpeter regarding Capitalink’s financial analysis of the merger consideration, and Mr. Salpeter reconfirmed the prior oral opinion from the presentation to the board on August 9, 2006.  Mr. Salpeter on behalf of Capitalink concluded that as of September 15, 2006, and based on and subject to various assumptions and limitations described in the Capitalink’s opinion which had been delivered to DataWave, the merger consideration to be received by holders of DataWave common stock pursuant to the merger agreement is fair, from a financial point of view, to such holders.

After discussion our board of directors unanimously approved the merger, the merger agreement and the stockholders agreement and the transactions contemplated in the merger agreement, and unanimously resolved to recommend that DataWave’s stockholders vote to adopt the merger agreement. The merger agreement was executed by DataWave and InComm on the same day, September 15, 2006.  The stockholders agreement was executed on the same day by Integrated Data Corp., Sigma Opportunity Fund, LLC, Josh Emanuel, John Gunn and William Turner, who collectively own 61% of our common stock, and by InComm.

On September 18, 2006, following the closing of trading on the OTC Bulletin Board, we issued a press release announcing the merger.

Reasons for the Merger; Recommendation of Our Board of Directors

At its meeting on September 15, 2006, the board of directors of DataWave unanimously determined that the merger agreement is advisable and fair to, and in the best interests of DataWave and its stockholders and approved the merger agreement and the transactions contemplated thereby, including the merger.  Accordingly, the DataWave board of directors unanimously recommends that DataWave stockholders vote FOR adoption of the merger agreement at the annual meeting.

In reaching its decision to approve the merger agreement and to recommend that DataWave stockholders vote to adopt the merger agreement, the DataWave board of directors considered a number of factors in consultation with our management and advisors, including the following:

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our board’s understanding of and familiarity with, and discussions with our management regarding, the business, operations, management, financial condition, earnings and future business prospects for DataWave (as well as the risks involved in achieving those prospects and the risks and benefits of remaining independent, including those risks described below);

•

our board’s knowledge of the nature of the prepaid and stored-value industries, and of the current and prospective competitive, economic, regulatory and operational environment in those industries, including pressure on profit margins in particular in the prepaid long distance segment of the market, the consolidation taking place in the market and the danger posed by U.S. competitors who can leverage their position in the U.S. market in the Canadian market;

•

our board’s understanding of, and discussions with management regarding, the projected future performance of DataWave, including the board’s belief that it could be difficult for DataWave to accomplish our internal earnings goals without making additional acquisitions, and the difficulties associated with finding and making acquisitions that would be accretive in the near term;

•

our assessment of the value that other prospective bidders and potential merger candidates would be willing to pay for DataWave, the likelihood of closing a transaction with them, and the conditions they would impose;

•

the value of the consideration to be received by DataWave stockholders in the merger, and the historical trading prices of our common stock, including the fact that the estimated per share cash merger consideration of approximately $0.62 represented a significant premium over the historical market price of our common stock (which closed at $0.37 per share on September 14, 2006, the last full trading day before approving and signing the merger agreement);

•

the review by our board of directors with our management and legal and financial advisors of the structure of the merger and the financial and other terms of the merger agreement, which our board concluded were on the whole advantageous, reasonable and customary;

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the fact that the merger consideration consists solely of cash, providing DataWave stockholders with immediate liquidity and certainty of value, subject to the working capital adjustment and indemnification escrow holdbacks;

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the assurances provided by InComm regarding its ability to fund the merger consideration;

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the financial presentation and written opinion of Capitalink, L.C. to our board of directors as to the fairness, from a financial point of view as of September 15, 2006, of the merger consideration to be received by holders of DataWave common stock, as more fully described below in “—Opinion of Our Financial Advisor”;

•

the ability of our board, pursuant to the terms of the merger agreement, to evaluate certain unsolicited alternative acquisition proposals that may arise between the date of the merger agreement and the date of the annual meeting, and in certain circumstances where the board determines in good faith that an alternative acquisition proposal is or is reasonably likely to lead to a superior proposal to terminate the merger agreement, pay certain termination fees and expenses to InComm, and accept a superior acquisition proposal, consistent with our board’s fiduciary obligations;

•

the likelihood that the merger will be completed, including the reasonableness of the conditions to the merger and the likelihood that the regulatory, contract and stockholder approvals necessary to complete the merger will be obtained; and

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the availability of appraisal rights under Delaware law to our stockholders.

The DataWave board also considered potential drawbacks or risks relating to the merger, including the following risks and potentially negative factors, but found that these potential risks and factors were outweighed by the expected benefits of the merger:

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the fact that we will no longer exist as a public company and our stockholders will forego any future increase in our value that might result from our earnings or possible growth as an independent company;

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the fact that the all-cash merger consideration would not allow our stockholders to participate in any future growth of DataWave’s business, and would generally be taxable to our stockholders upon completion of the merger;

•

the regulatory approvals and third-party contract consents required to complete the merger and the uncertainties associated with obtaining those approvals, which could result in the failure of the merger to be consummated;

•

the risks and costs to DataWave if the merger does not close, including the diversion of management and employee attention, and the effect on relationships with customers, suppliers, employees and other third parties, and the possibility of a disruption in our relationships with our suppliers and transactional partners;

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the risk that InComm may terminate the merger agreement in certain circumstances, including if there is a material adverse effect on our business or financial condition or if we do not perform our obligations under the merger agreement in all material respects;

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potential conflicts of interest in having Josh Emanuel, our chairman and chief executive officer, serve as the stockholders’ representative in resolving any disputes under the merger agreement, including any claims to the indemnification escrow, while at the same time serving as the president of the surviving company in the merger; and

•

the fact that under the terms of the merger agreement DataWave may have to pay InComm a termination fee of $2.0 million and up to $1.0 million in reimbursement to InComm for its out of pocket expenses if the merger agreement is terminated under certain circumstances (although the board was of the view that such termination fee and reimbursement of expenses were reasonable in the context of termination and similar fees payable in other transactions and in light of the overall terms of the merger agreement, and that the termination fee would not preclude another party from making a competing proposal).

Our board also considered the interests that certain executive officers and directors of DataWave may have with respect to the merger in addition to their interests as stockholders of DataWave generally, as described in the section below entitled “—Interests of DataWave’s Directors and Executive Officers in the Merger.”

The foregoing discussion is a summary of the information and factors considered by the DataWave board of directors in its consideration of the merger. In view of the variety of factors, the amount of information considered and the complexity of these matters, the board of directors did not find it practicable to, and did not attempt to, rank, quantify, make specific assessments of, or otherwise assign relative weights to the specific factors considered in reaching its determination.  Individual members of the board of directors may have given different weights to different factors.  Our board of directors considered these factors as a whole, and overall considered them to be favorable to, and to support, its determination.

The board of directors unanimously recommends that you vote FOR the approval of the merger and the merger agreement.

Opinion of Our Financial Advisor

DataWave retained Capitalink, L.C. to act as our financial advisor in connection with the merger.  Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes.  DataWave’s board of directors selected Capitalink to act as its financial advisor in connection with the merger on the basis of Capitalink’s experience in transactions similar to the merger.

Capitalink made presentations to our board of directors on August 9, 2006 and September 15, 2006 and subsequently delivered its written opinion to the board of directors, which stated that, as of September 15, 2006 and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the merger consideration was fair, from a financial point of view, to our stockholders.  The type and amount of the merger consideration was determined pursuant to negotiations between DataWave and InComm and not pursuant to recommendations of Capitalink.  As described above, Capitalink’s opinion and analyses were only one of many factors considered by the DataWave board of directors in its evaluation of the merger and should not be viewed as determinative of the views of the DataWave board of directors or management with respect to the merger or the merger consideration.

The full text of Capitalink’s written opinion to the DataWave board of directors, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex B to this proxy statement and is incorporated by reference in its entirety into this proxy statement.  We encourage all holders of DataWave common stock to read the opinion fully.  The following summary of Capitalink’s opinion is qualified in its entirety by reference to the full text of the opinion.  Capitalink delivered its opinion to the DataWave board of directors for the benefit and use of the DataWave board in connection with its consideration of the merger.  Capitalink’s opinion does not address any other aspect of the merger and is not intended to be and does not constitute a recommendation to you as to how you should vote or proceed with respect to the merger.  Capitalink was not requested to opine as to, and its opinion does not in any manner address, the relative merits of the merger as compared to any alternative business strategy that might exist for us, our underlying business decision to proceed with or effect the merger, and other alternatives to the merger that might exist for us.  Capitalink does not express any opinion as to the underlying valuation or future performance of DataWave or the price at which our securities might trade at any time in the future.

In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Capitalink:

•

reviewed the merger agreement;

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reviewed publicly available financial information and other data with respect to DataWave, including the Annual Report on Form 10-KSB for the year ended March 31, 2006, quarterly report on Form 10-QSB for the three months ended June 30, 2006 and the Current Report on Form 8-K filed October 24, 2005;

•

reviewed non-public information and other data with respect to DataWave;

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considered the historical financial results and present financial condition of DataWave;

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reviewed and compared the trading of and the trading market for DataWave’s common stock, the stock of comparable companies and a general market index;

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reviewed and analyzed DataWave’s projected unlevered free cash flows and prepared a discounted cash flow analysis;

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reviewed and analyzed certain business information and financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to DataWave, including other companies in the industry in which DataWave operates;

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reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of DataWave;

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reviewed the premium implied by the merger consideration over DataWave’s stock price for various periods and reviewed and analyzed the premiums paid in certain other transactions;

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reviewed and discussed with representatives of DataWave certain financial and operating information furnished by them, including financial analyses with respect to DataWave’s business and operations; and

•

performed such other analyses and examinations as Capitalink deemed appropriate.

In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information.  Further, Capitalink relied upon the assurances of our management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading.  With respect to the financial information and projections utilized, Capitalink assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion.  The projections used by Capitalink were prepared by our management and are not to be interpreted as projections of future performance (or “guidance”) by DataWave.  Capitalink did not make a physical inspection of our properties and facilities and did not make or obtain any evaluations or appraisals of our assets and liabilities (contingent or otherwise). In addition, Capitalink did not attempt to confirm whether we had good title to our assets.

Capitalink assumed that the merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations.  Capitalink assumed that the merger will be consummated substantially in accordance with the terms set forth in the merger agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to our stockholders.

Capitalink’s analysis and opinion are necessarily based upon market, economic and other conditions, as they existed on, and could be evaluated as of, September 15, 2006.  Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

In connection with rendering its opinion, Capitalink performed certain financial, comparative and other analyses as summarized below.  Each of the analyses conducted by Capitalink was carried out to provide a different perspective on the merger and to enhance the total mix of information available.  Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the merger consideration to our stockholders.  Further, the summary of Capitalink’s analyses described below is not a complete description of the analyses underlying Capitalink’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description.

In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factor that it considered. In addition, Capitalink may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink’s view of the value of our assets.  The estimates contained in Capitalink’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses.  In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Capitalink’s analyses and estimates are inherently subject to substantial uncertainty. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

The summaries of the financial reviews and analyses include information presented in tabular format.  In order to fully understand Capitalink’s financial reviews and analyses, the tables must be read together with the accompanying text of each summary.  The tables alone do not constitute a complete description of the financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Capitalink.

The analyses performed were prepared solely as part of Capitalink’s analysis of the fairness, from a financial point of view, of the merger consideration to our stockholders, and were provided to our board of directors in connection with the delivery of Capitalink’s opinion. The opinion of Capitalink was just one of the many factors taken into account by our board of directors in making its determination to approve the merger, including those described elsewhere in this proxy statement.

Merger Consideration Review

Based on the $36.0 million merger consideration, and before any working capital adjustments or indemnification claims, Capitalink calculated the estimated merger consideration per share to be $0.62 per share, assuming approximately 57.9 million fully diluted shares outstanding (using the treasury stock method).

Valuation Overview

Capitalink generated an indicated valuation range for DataWave based on a discounted cash flow analysis, a comparable company analysis and a comparable transaction analysis as more fully discussed below. Capitalink weighted the three approaches equally and arrived at an indicated equity value range per share of approximately $0.50 to $0.60. Capitalink noted that DataWave’s indicated equity value range is lower than the indicated value of the merger consideration per share of $0.62.

Discounted Cash Flow Analysis

A discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

While the discounted cash flow analysis is the most scientific of the methodologies used, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

Capitalink utilized the forecasts provided by DataWave management, which project strong future growth in revenues from fiscal year, or FY, ended March 31, 2006 to the fiscal year ending March 31, 2009 from approximately $32.1 million to $62.6 million, respectively.  This represents a compound average growth rate, or CAGR, of approximately 24.9% over the period.  Most of this growth is expected to occur in the fiscal year ending March 31, 2007, where revenue is expected to grow 42.3% to approximately $45.7 million as a result of

DataWave’s plans to increase its roll-out of point-of-sale technology in Canada in order to gain greater market share for the sale of prepaid products.

For purposes of Capitalink’s analyses, “EBITDA” means earnings before interest, taxes, depreciation and amortization. The projections also project an improvement in EBITDA from FY2006 to FY2009, from approximately $3.1 million to approximately $8.0 million, respectively.  This represents an improvement in DataWave’s EBITDA margin from 9.7% to 12.8% and a CAGR of 37.2%.

In order to arrive at a present value, Capitalink utilized discount rates ranging from 21.0% to 23.0%.  This was based on an estimated weighted average cost of capital of 21.6% (based on assumed average cost of debt of 12.0% and a 23.9% estimated cost of equity). The cost of equity calculation was derived utilizing the Ibbotson build up method utilizing appropriate industry risk and size premiums and a company specific risk factor of 1.0%, reflecting the risk associated with DataWave’s legacy operations.

Capitalink presented a range of terminal values at the end of the forecast period by applying a range of terminal exit multiples based on EBITDA as well as long term perpetual growth rates.  Utilizing terminal EBITDA multiples of between 5.0x and 6.0x and long term perpetual growth rates of between 4.0% and 6.0%, Capitalink calculated a range of indicated enterprise values by weighting the above indications equally.  For purposes of Capitalink’s analyses, “enterprise value” means equity value plus all interest-bearing debt minus cash.

Capitalink then added net cash and divided by DataWave’s fully diluted shares outstanding to derive a per share range of equity values of between $0.52 and $0.61. Capitalink noted that this equity value range is lower than the indicated value of the merger consideration per share of $0.62.

Comparable Company Analysis

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to DataWave with respect to business and revenue model, operating sector, size and target customer base.

Capitalink identified the following seven companies that it deemed comparable to DataWave with respect to their industry sector and operating model:

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Euronet Worldwide, Inc.

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Coinstar, Inc.

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X Fone, Inc.

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Vendtek Systems, Inc.

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Q Comm International, Inc.

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Phonetime, Inc.

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Nettel Holdings, Inc.

Capitalink noted the following with respect to the foregoing comparable companies:

•

The comparable companies sell prepaid stored value and other point-of-sale products and provide transaction processing services and technologies.  Two of the comparable companies (Euronet and Coinstar) have operations that are significantly larger than DataWave and the other five comparable companies have operations that are more specialized than DataWave and that focus almost exclusively on the telecommunications market.  Capitalink noted that Phonetime, Vendtek and Q Comm are the most similar of the comparable companies to DataWave in terms of their business operations.

•

Four of the comparable companies are larger than DataWave in terms of revenue and three in terms of enterprise value, with latest twelve month, or LTM, revenue ranging from approximately $9.7 million to approximately $582.5 million, compared with approximately $32.1 million for DataWave.  Based on publicly available information as of September 14, 2006, the enterprise value for the comparable companies ranged from approximately $4.2 million to approximately $1.0 billion, compared with approximately $12.8 million for DataWave.

•

Capitalink noted that the two largest comparable companies, Euronet and Coinstar generated LTM EBITDA margins of 14.3% and 21.3% respectively.  This compares with LTM EBITDA margin of 10.5% for DataWave and a 5.8% mean for all of the comparable companies.

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All of the comparable companies except Phonetime generated significant revenue growth in the latest fiscal year period.  The mean revenue growth for the comparable companies was 89.6% compared with 31.9% for DataWave.

•

Capitalink also noted that the comparable companies have high levels of debt and preferred stock outstanding as of the latest filing, as compared to DataWave, which has no debt outstanding.

For comparison purposes, all operating profits including EBITDA were normalized to exclude unusual and extraordinary expenses and income. The analysis indicated that the multiples for these comparable companies were as follows:

	Enterprise Value as of Multiple of
Company	LTM Revenue	2006 Revenue	2007 Revenue	LTM EBITDA	2006 EBITDA	2007 EBITDA
Euronet Worldwide	1.78x	1.65x	1.45x	12.4x	12.7x	10.9x
Coinstar, Inc.	1.78	1.63	1.47	8.3	8.1	6.6
Xfone, Inc.	0.89	na	na	24.4	na	na
Vendtek Systems, Inc.	0.19	na	na	13.5	na	na
Q Comm International	0.22	na	na	na	na	na
Phonetime, Inc.	0.32	na	na	6.4	na	na
Nettel Holdings, Inc.	0.46	na	na	24.4	na	na

High	1.78x	1.65x	1.47x	24.4x	12.7x	10.9x
Mean	0.80x	1.64x	1.46x	14.9x	10.4x	8.8x
Median	0.46x	1.64x	1.46x	13.0x	10.4x	8.8x
Low	0.19x	1.63x	1.45x	6.4x	8.1x	6.6x

Capitalink also calculated the mean LTM EBITDA multiple for all of the comparable companies, excluding Euronet and Coinstar, at 0.42x.  Capitalink also reviewed the historical multiples generated for the comparable companies, and noted that the mean enterprise value to LTM EBITDA multiple over the last five years was 10.8x.

Capitalink selected an appropriate multiple range for DataWave by examining the range indicated by the comparable companies and taking into account the following:

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DataWave would be expected to be valued at revenue multiples less than the two largest comparable companies due to its smaller size, lower margins, lower growth and limited range of services and products;

•

DataWave would be expected to be valued at revenue multiples slightly greater than the other comparable companies due to its higher EBITDA margins and higher growth; and

•

DataWave would be expected to be valued at EBITDA multiples slightly below Coinstar, due to their similar EBITDA growth combined with their consistency of earnings, offset by DataWave’s smaller size and limited range of services and products.

Based on the above factors, Capitalink applied the following comparable company multiple ranges to DataWave’s LTM revenue, FY2006 revenue, FY2007 revenue, LTM EBITDA, FY2006 EBITDA and FY2007 EBITDA, respectively:

•

Between 0.40x and 0.50x LTM revenue

•

Between 0.30x and 0.40x 2006 revenue

•

Between 0.25x and 0.35x 2007 revenue

•

Between 7.0x and 8.0x LTM EBITDA

•

Between 6.0x and 7.0x 2006 EBITDA

•

Between 5.0x and 6.0x 2007 EBITDA

Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for DataWave by weighting the above indications equally.  Capitalink then added net cash and divided by DataWave’s fully diluted shares outstanding to derive a per share range of equity values of between $0.50 and $0.58. Capitalink noted that this equity value range is lower than the indicated value of the merger consideration per share of $0.62.

None of the comparable companies have characteristics identical to DataWave.  An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading of the comparable companies.

Comparable Transaction Analysis

A comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to DataWave.  The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be “material” for the acquirer.  As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

Capitalink located five transactions announced since July 2004 involving target companies providing prepaid calling card services, point-of-sale services and payment processing solutions and for which detailed financial information was available.  The comparable transactions were as follows:

Target	Acquiror
MATRA Systems (UK) Ltd	Clarity Commerce Solutions
E Com Industries	Retail Decisions PLC
OBLIO Telecom, Inc.	Titan Global Holdings, Inc.
Wildcard Systems, Inc.	eFunds Corp.
KPCCD, Inc.	Uphonia, Inc.

Based on the information disclosed with respect to the targets in the each of the comparable transactions, Capitalink calculated and compared the enterprise values as a multiple of LTM revenue and LTM EBITDA.  The analysis indicated that the multiples for these comparable transactions were as follows:

Multiple of enterprise value to	Mean	Median	Low	High
LTM revenue	2.18x	0.61x	0.15x	5.08x
LTM EBITDA	12.4x	6.6x	5.5x	30.9x

Capitalink selected an appropriate multiple range for DataWave by examining the range indicated by the comparable transactions and noting that DataWave would be expected to be valued below the mean of the comparable transactions multiples due to a number of factors including DataWave being smaller in terms of revenue than the mean of the companies presented in this analysis and due to the fact that DataWave mainly provides prepaid stored value products and does not provide other payment processing solutions like some of the other companies presented in this analysis.

Based on the above factors, Capitalink applied the following comparable company multiple ranges to DataWave’s LTM revenue and LTM EBITDA, respectively:

•

Between 0.40x to 0.60x LTM revenue

•

Between 6.0x to 7.5x LTM EBITDA

Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for DataWave by weighting the above indications equally.  Capitalink then added net cash and divided by DataWave’s fully diluted shares outstanding to derive a per share range of equity values of between $0.43 and $0.53. Capitalink noted that this equity value range is lower than the indicated value of the merger consideration per share of $0.62.

None of the target companies in the comparable transactions have characteristics identical to DataWave.  Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the comparable transactions and other factors that could affect the respective acquisition values.

Premiums Paid Analysis

The premiums paid analysis involves the comparison of implied per share merger consideration to the average closing price of DataWave’s common stock over varying time periods prior to September 14, 2006.

Capitalink noted that for all periods presented, the implied per share merger consideration represents a premium to the average trading prices.  Capitalink also noted that the implied per share consideration represents a premium of 67.6% over the closing stock price for DataWave as of September 14, 2006.

Capitalink also reviewed a number of acquisition premiums derived in transactions where a controlling interest of a public company was acquired by a minority shareholder and reviewed the observed premiums implied by the consideration paid in each of the transactions.  Capitalink reviewed the one-day, five-day and 30-day premiums for all controlling interest transactions where:

•

the transaction was announced on or after January 1, 2003;

•

the reported revenues were less than or equal to $100 million;

•

the acquiring party acquired greater than 50% ownership in the target company; and

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the target company is based in the United States.

Capitalink reviewed 360 transactions that met these criteria and calculated the mean and median of the acquisition premiums.  Acquisition premiums based on different pre-announcement dates from one-day to 30 days were utilized to determine an acquisition premium that was unaffected by the announcement (or rumors) of each transaction.

	Acquisition Premiums Summary
	One Day	Five Day	30 Day

Mean	35.4%	37.2%	42.0%
Median	26.0%	29.0%	31.0%

In addition, Capitalink calculated the mean one-day premium for each year in the data set.  This calculated mean was 44.7%, 25.3% and 33.6%, in 2003, 2004 and 2005, respectively.

Capitalink noted that the premium as of September 14, 2006 implied by the merger consideration is greater than the mean and median acquisition premiums observed in the acquisition premiums review.

None of the target companies in the acquisition premiums analysis have characteristics identical to DataWave.  Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the acquisition premiums analysis and other factors that could affect the respective acquisition values.

Based on the information and analyses set forth above, Capitalink delivered its written opinion to our board of directors, which stated that, as of September 15, 2006 based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the merger consideration is fair, from a financial point of view, to our stockholders.

DataWave has agreed to pay a fee to Capitalink for its services in connection with the preparation and issuance of its opinion of approximately $62,500.  We have also agreed to reimburse Capitalink for its reasonable out-of-pocket expenses (including any reasonable fees and disbursements of Capitalink’s counsel) incurred in connection with Capitalink’s engagement.  In addition, we have agreed to indemnify Capitalink for certain liabilities that may arise out of the rendering of its opinion. Capitalink does not beneficially own any interest in either DataWave or InComm and has not provided either company with any other services.  DataWave has not had any other relationship with Capitalink within the past two years.

Material U.S. and Canadian Federal Income Tax Consequences

The following is a general summary of material U.S. and Canadian federal income tax consequences of the merger to holders of shares of our common stock whose shares are converted into cash in the merger.  This discussion is for general information only and does not purport to consider all aspects of U.S. or Canadian income taxation that may be relevant to holders of shares of our common stock.

Material U.S Federal Income Tax Consequences

The discussion relating to certain U.S. federal income tax consequences to holders of our common stock is based on the provisions of the Internal Revenue Code of 1986, as amended, its legislative history, Treasury regulations promulgated thereunder, judicial decisions and administrative rulings, all as in effect as of the date hereof and all of which are subject to change, possibly with retroactive effect.  Any change could alter the tax consequences to you as described in this document.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders who are subject to special rules (for example, persons who are not citizens or residents of the United States, tax-exempt organizations, pass-through entities and investors in such entities, holders who perfect their appraisal rights under Delaware law or holders who acquired their shares of our common stock upon the exercise of employee stock options or otherwise as compensation of holders who are financial institutions or insurance companies).  Additionally, the summary does not address the U.S. federal income tax consequences to persons who do not hold the shares of our common stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT:  (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS PROXY STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY YOU FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER FEDERAL, STATE OR LOCAL TAX LAWS; (B) SUCH DISCUSSION IS INCLUDED HEREIN IN CONNECTION WITH THE SOLICITATION BY DATAWAVE OF YOUR VOTE IN CONNECTION WITH THE MERGER AND MATTERS ADDRESSED IN THIS PROXY STATEMENT; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The receipt of cash for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign income or other tax laws.  For U.S. federal income tax purposes, a holder who receives cash in exchange for shares of our common stock pursuant to the merger will generally recognize capital gain or loss equal to the difference, if any, between the amount of cash received and the holder’s adjusted tax basis in the shares of our common stock surrendered.  Gain or loss will be determined separately for each block of shares of our common stock (that is, shares of our common stock acquired at the same cost in a single transaction) exchanged for cash pursuant to the merger.  Generally, such capital gain or loss will be long-term capital gain or loss if the holder’s holding period for the shares of our common stock exceeds one year on the date of the merger. Certain limitations apply to the deduction of capital losses.

If you are a non-corporate holder of our common stock you may be subject to information reporting and a 28% backup withholding on the cash merger consideration received in exchange for our common stock.  You generally will not be subject to backup withholding, however, if you:

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furnish a correct taxpayer identification number (TIN) and certify under penalties of perjury that the TIN that you provided is correct and that you are not subject to backup withholding on the Form W-9 included in the letter of transmittal to be delivered to you following the completion of the merger; or

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an exemption from backup withholding applies and is established to the satisfaction of the paying agent.

Each holder should complete and sign the Substitute Form W-9 included as part of the letter of transmittal that will be sent to stockholders promptly following completion of the merger so as to provide the information and certification necessary to avoid backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules will be allowed as a credit against your U.S. federal income tax liability, provided you furnish the required information to the Internal Revenue Service.  If backup withholding results in an overpayment of tax, a refund generally can be obtained by the holder by filing a U.S. federal income tax return.

Principal Canadian Federal Income Tax Consequences

The following fairly summarizes the principal Canadian federal income tax considerations relating to the disposition of shares of DataWave common stock for cash pursuant to the merger agreement generally applicable to a holder of DataWave shares who, at all material times for the purposes of the Income Tax Act (Canada) (the “Canadian Tax Act”), is a resident of Canada, holds all DataWave shares as capital property, deals at arm’s length and is not affiliated with DataWave, and is not a “financial institution”, and in respect of whom DataWave is not a “foreign affiliate” for the purposes of the Canadian Tax Act (each such holder of DataWave shares in this summary, a “Canadian holder”).

A Canadian holder’s shares generally will be considered to be capital property of such holder, unless the holder holds the shares in the course of carrying on a business or acquired the shares in a transaction considered to be an adventure in the nature of trade.

This summary assumes that no material portion of the fair market value of DataWave shares has at any time been derived from any combination of real property situated in Canada, “Canadian resource properties”, or “timber resource properties” (as defined in the Canadian Tax Act).

This summary is based on the current provisions of the Canadian Tax Act, the regulations thereunder, and our understanding of the current administrative practices and policies of the Canada Revenue Agency (“CRA”), and takes into account all specific proposals to amend the Canadian Tax Act and Regulations (the “Proposed Amendments”) announced by the Minister of Finance (Canada) before the date hereof.  It is assumed that all Proposed Amendments will be enacted in their present form, and that there will be no other material change to any applicable law or administrative practice, although no assurances can be given in these respects.  Except for the Proposed Amendments, this summary does not take into account or anticipate any change in law, whether by legislative, governmental, or judicial action or decision, nor does it take into account provincial, territorial or foreign income tax considerations, which may differ from the Canadian federal income tax considerations discussed below.  An advance income tax ruling will not be sought from the CRA in respect of the merger agreement or the transactions contemplated thereby.

This summary is of a general nature only and is not exhaustive of all possible Canadian federal income tax considerations.  This summary is not, and is not to be construed as, tax advice to any particular Canadian holder.  Accordingly all Canadian holders, and all other stockholders, should consult their own tax advisors regarding the income tax consequences of the merger applicable to their particular circumstances.

A Canadian holder who disposes of DataWave shares for cash pursuant to the merger agreement will realize a capital gain (or capital loss) equal to the amount by which the cash proceeds for the holder’s shares, net of reasonable costs of disposition, exceed (are exceeded by) the adjusted cost base of the shares to the holder, determined immediately before the disposition.

The Canadian holder will be required to include one half of any resulting capital gain (a “taxable capital gain”) in income for the taxation year in which the disposition occurs, to be taxed at normal rates.  The Canadian holder may deduct one half of any resulting capital loss (an “allowable capital loss”) against taxable capital gains realized in the year and, to the extent not so deductible, against allowable capital losses realized in the three preceding taxation years or in any subsequent taxation year, to the extent and in the circumstances specified in the Canadian Tax Act.

A holder that is a “Canadian-controlled private corporation” (as defined in the Canadian Tax Act) may be required to pay an additional 6⅔% refundable tax in respect of any net taxable capital gains realized on disposition of the DataWave shares.

In addition, a capital gain realized by a Canadian holder who is an individual (including certain trusts and estates) may give rise to liability for alternative minimum tax under the Canadian Tax Act.

THE ABOVE SUMMARIES OF U.S. AND CANADIAN FEDERAL INCOME TAX CONSEQUENCES ARE FOR GENERAL INFORMATION ONLY AND ARE BASED ON THE LAW IN EFFECT ON THE DATE HEREOF.  THE ABOVE SUMMARIES ARE LIMITED TO CERTAIN U.S. AND CANADIAN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER FOR HOLDERS OF OUR COMMON STOCK.  THE ABOVE SUMMARIES DO NOT DISCUSS ANY STATE, PROVINCIAL, LOCAL OR FOREIGN TAX CONSEQUENCES, OR THE TAX CONSEQUENCES OF TRANSACTIONS EFFECTUATED PRIOR OR SUBSEQUENT TO OR IN CONNECTION WITH THE MERGER.  THE TAX TREATMENT OF A STOCKHOLDER MAY VARY DEPENDING UPON THE PARTICULAR FACTS AND CIRCUMSTANCES OF SUCH STOCKHOLDER.  WE URGE ALL STOCKHOLDERS TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY FEDERAL, STATE, LOCAL, PROVINCIAL OR FOREIGN INCOME AND OTHER TAX LAWS) OF THE MERGER.

Governmental and Regulatory Approvals

One of the conditions to closing of the merger is that we must have received all required governmental and regulatory approvals.  This merger is not subject to the Hart-Scott-Rodino Act, and we do not expect review by the U.S. Federal Trade Commission or the U.S. Department of Justice.  We are not aware of any required governmental and regulatory approvals or requirements in the U.S., other than the filing of this proxy statement with the U.S. Securities and Exchange Commission.  The U.S. Securities and Exchange Commission may choose to review and comment upon our disclosures in this proxy statement, which may delay our finalizing the proxy statement.  We are not aware of any governmental or regulatory approvals or requirements in Canada, other than the filing of this proxy statement on SEDAR under DataWave’s profile, and the filing of a post-closing notice with Investment Canada.

Interests of DataWave’s Directors and Executive Officers in the Merger

Some of our directors and executive officers have financial interests in the merger that are different from, or are in addition to, the interests of stockholders of DataWave generally.  The DataWave board was aware of these interests and considered them, among other matters, in approving the merger agreement.

All benefits that our directors and senior officers may receive as a result of the merger, as described below, are solely in connection with their services as our employees or directors or employees or directors of the surviving entity.  No benefit has been, or will be, conferred for the purpose of increasing the value of consideration payable to any such director or senior officer for his DataWave shares or options, nor is it conditional on such person’s supporting the merger. At the time the merger agreement was entered into, no director or senior officer of DataWave who will be receiving such a benefit beneficially owned or exercised control or direction over 1% or more of the issued and outstanding shares of DataWave common stock, except Joshua Emanuel who beneficially owned, exercised control or direction over approximately 1.3% of our issued shares of common stock.

These interests include the following:

Employment Agreement with Joshua Emanuel

It is a condition to closing the merger that InComm enter into an employment agreement with Joshua Emanuel, our chief executive officer and a director, to serve as chief executive officer of the surviving entity.  The proposed employment agreement will replace our existing employment agreement with Mr. Emanuel.  Mr. Emanuel’s new employment agreement will have the following principal terms:

•

Mr. Emanuel will receive a base salary of $264,600;

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Mr. Emanuel will be entitled to a bonus in accordance with InComm’s short term bonus plan as determined from time to time at the discretion of InComm’s board of directors;

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Mr. Emanuel will be entitled to participate in InComm’s long term incentive plan, consistent with other senior executives of the InComm, as approved by InComm’s board of directors;

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The employment agreement will have a term of three years;

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InComm may terminate Mr. Emanuel’s employment without cause upon 30 days’ notice to Mr. Emanuel and by paying him the equivalent of (a) one year of his base salary if the surviving entity has met or exceeded certain projections as of the termination date or (b) 180 days of his base salary if such projections are not met as of the termination date; and

•

The employment agreement includes a non-competition provision that will continue for two years after expiration of termination of the agreement.

At the time the merger agreement was entered into, Mr. Emanuel beneficially owned or exercised direction or control over 693,871 shares of our common stock (approximately 1.3% of our issued shares of common stock) and held options to purchase 2,450,000 shares of our common stock.  Mr. Emanuel’s current base salary is $264,600.  For our 2006 fiscal year, he received a bonus of $144,000 under his existing employment agreement with DataWave. See “Executive Compensation.”  Mr. Emanuel’s existing employment agreement has a term of five years. Under his existing employment agreement, if DataWave terminates Mr. Emanuel’s employment without cause, he is entitled to receive his salary for the remainder of the term of the agreement or one year, whichever is greater. The non-competition provision in Mr. Emanuel’s existing employment agreement continues for one year after termination of the agreement.  Mr. Emanuel’s existing employment agreement also contains a change of control provision entitling Mr. Emanuel to receive compensation if there is a change of control of DataWave. See “Termination of Employment, Change-in-Control Arrangements in Employment Contracts.”  Mr. Emanuel advised the independent committee of directors of DataWave of the amount he expected to receive as consideration for his shares and options under the terms of the merger and the independent committee, after considering the value of the compensation and benefits Mr. Emanuel receives under his current employment agreement and the value of the consideration and benefits which he will be entitled to receive under his new employment agreement, determined in good faith that the net value of such new compensation and benefits will be less than 5% of the amount Mr. Emanuel will be entitled to receive for his shares and options under the merger.

Although it is not a condition to the merger that any other officer of DataWave enter into an employment agreement with the surviving company, we anticipate that many of our executive officers will continue employment with the surviving company following the merger on the same or substantially the same terms under which they are currently employed.

Retention Payments and Other Employee Bonuses

In connection with its approval of the merger, our board of directors discussed the need to secure the continued employment of David Knox, our Chief Operating Officer and Chief Technology Officer, through the closing of the proposed merger.  Accordingly, on September 15, 2006, the Board approved a one-time lump-sum bonus payment to Mr. Knox of $250,000, in recognition of his past services to DataWave and subject to him continuing to serve as our employee through the merger and his executing an employment agreement with the surviving entity.  At the time the merger agreement was entered into, Mr. Knox did not beneficially own or exercise control or direction over any shares of our common stock; however, Mr. Knox currently holds options to purchase 700,000 shares of common stock.  Although the terms of Mr. Knox’s proposed employment agreement with the surviving entity have not been finalized, we anticipate that his base salary will remain $211,141 per annum.  We anticipate that he will receive an award of stock options to purchase 25,000 shares of InComm common stock, pursuant to InComm’s officers and employees stock option plan.  The exercise price of the options will be $9.00 per share.  Half of the options will vest on the second anniversary of the grant date and 25% of the options will vest on each of the third and fourth anniversary of the grant date.  We anticipate that Mr. Knox will also be eligible to participate in the short-term bonus plan currently in place for employees of InComm. The term of his proposed employment agreement is anticipated to be three years.

Although we do not have any plans to make any other similar payments, if our board deems it to be necessary, the board may pay retention bonuses to other employees to secure their services through the merger.  In addition, the board expects to continue to pay performance bonuses to employees and officers in the ordinary course of business, not in connection with the merger.  However, pursuant to the restrictions set forth in the merger agreement, we have agreed not to make any such payments, whether for severance, termination pay or stay, bonus, reward or other incentive arrangement, without the prior consent of InComm.  (See “THE MERGER AGREEMENT – Covenants – Conduct of the Business of DataWave Prior to the Merger”).

Thom Waye’s Interest in Sigma Opportunity Fund, LLC

Thom Waye, one of our directors, manages Sigma Opportunity Fund, LLC.  Sigma Opportunity Fund, LLC owns 7,500,000 shares of our common stock, being approximately 13.8% of our issued and outstanding shares of common stock, and has entered into a stockholders agreement with respect to voting such shares in favor of the merger agreement and the related transactions. See “Security Ownership of Certain Beneficial Owners and Management” and “Stockholders Agreement.”

Stock Options

Pursuant to the merger agreement, immediately prior to the effective time of the merger, each outstanding and unexercised option to purchase shares of DataWave common stock will be converted into common stock, whether by cashless exercise or otherwise.  Accordingly, holders of stock options will be entitled to receive merger consideration for the shares of DataWave common stock owned upon exercise of their stock options.

Under our stock option plan, outstanding stock options do not automatically terminate or convert upon a merger or acquisition.  However, under the terms of the merger agreement, all stock options are required to be converted into common stock immediately prior to the merger.  Accordingly, we will be asking all holders of stock options to exercise their stock options and amend their option agreements.  To encourage our option holders to exercise their stock options, we will offer all option holders who hold unvested stock options, including our officers who hold options, to accelerate the vesting of their options so all of their options are fully vested immediately prior to the merger.  We have approximately 353,333 unvested stock options outstanding, of which 166,666 unvested stock options are held by executive officers and directors.

The following table sets forth the number of stock options held by executive officers and directors of DataWave as of November 3, 2006, at an average weighted exercise price of approximately $0.19:

Name	No. of Stock Options
Joshua Emanuel	2,450,000
David Knox	700,000
John Gunn	450,000
William Turner	300,000
Ardeshir Darabi	250,000
David Linton	150,000
Lawrence Wetzel	100,000
John X. Adiletta	250,000
Vijay Fozdar	200,000
TOTAL	4,850,000

Indemnification and Insurance

Under the terms of the merger agreement, the surviving corporation has agreed to indemnify each present and former director and officer of DataWave or any of our subsidiaries against any losses, claims, damages and liabilities arising out of any actions or omissions in their capacities as directors or officers prior to the effective time, to the fullest extent permitted by law.  The certificate of incorporation and by-laws of the surviving corporation will continue to contain indemnification provisions for the indemnification of our former and present officers and directors, on terms that are no less favorable to those persons than the provisions of our existing certificate of incorporation and bylaws.

We have agreed to obtain and pay for “tail” directors’ and officers’ insurance policies with a claim period for up to six years from the effective time, with benefits and levels of coverage at least as favorable as our existing directors’ and officers’ liability insurance and fiduciary liability insurance policies, subject to certain limitations on the amount of premiums that may be spent for such insurance coverage.

Stockholders Agreement

On September 15, 2006, each of Integrated Data Corp., Sigma Opportunity Fund, LLC, Joshua Emanuel, John Gunn and William Turner entered into a stockholders agreement with InComm.  We sometimes refer to this group of our stockholders as the “participating stockholders.”  A copy of the stockholders agreement is attached to this proxy statement as Annex E and the following summary is qualified in its entirety by the full agreement.  Integrated Data Corp. and Sigma Opportunity Fund, LLC are greater than 10% stockholders and Joshua Emanuel, John Gunn and William Turner are executive officers.  As of September 15, 2006, these stockholders collectively owned approximately 61% of our issued and outstanding common stock.  See “Security Ownership of Certain Beneficial Owners and Management.”

Agreement to Vote Shares

The stockholders agreement provides that each of the participating stockholders must vote (or cause to be voted) their shares of our common stock (referred to as “subject shares” in the stockholders agreement), in favor of approval of the merger agreement and the related transactions at any stockholders meeting called for such purpose and in any other circumstance where such approval is sought (including action by written consent).  Pursuant to the stockholders agreement, each of the participating stockholders also granted to InComm an irrevocable proxy during the term of the stockholders agreement to vote the subject shares in favor of the merger.

Other Covenants

In addition, each participating stockholder agreed not to do the following during the term of the stockholders agreement:

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participate in or tender any subject shares in connection with (a) any merger, asset sale or other business combination involving DataWave, (b) any takeover proposal, or (c) any change in our board of directors, capitalization or corporate structure, or any amendment of our certificate of incorporation or bylaws that may negatively impact consummation of the merger;

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transfer or otherwise dispose of or encumber, or enter into any contract or other arrangement regarding, any of the subject shares;

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enter into any other voting arrangement with respect to the subject shares;

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solicit, initiate, facilitate or encourage a takeover proposal, enter into any agreement regarding a takeover proposal, or participate in any discussions or provide any information with respect to a takeover proposal, to any person other than InComm, unless permitted by the terms of the stockholder agreement; or

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exercise any rights to appraisal or dissent it may have in connection with the merger with InComm.

Payments by Participating Stockholders

The stockholders agreement provides that if the merger agreement is terminated under circumstances in which DataWave is obligated to pay the termination fee, and if the participating stockholders receive consideration for their shares in an alternative transaction in excess of the consideration they would have received in connection with the merger as originally proposed (such excess amount being referred to as “profit”), each participating stockholder is obligated to remit a certain percentage of that profit to InComm.

Alternatively, if InComm agrees to increase the amount of merger consideration to be paid by InComm in the merger and the merger closes, the stockholders agreement provides for other payment obligations by the participating stockholders.  If the increase in the amount of merger consideration results in an increase in the total amount of consideration received by a participating stockholder (including payments under employment agreements, consulting agreements, non-competition agreements, settlements or releases) over the amount that the participating stockholder would have received in the merger as originally proposed (such increased consideration received being referred to as “excess consideration”), then, if requested by InComm, each participating stockholder will either (a) waive the right to receive its specified percentage of such excess consideration or (b) pay to InComm its specified percentage of such excess consideration.

The following table shows the number of shares of our common stock held by each participating stockholder and the specified percentage of any profit or excess consideration that the participating stockholder would be required to remit to InComm under the stockholders agreement.

Name	No. of Shares	Specified Percentage
Integrated Data Corp.	24,884,530	65%
Sigma Opportunity Fund, LLC	7,500,000	50
Joshua Emanuel	693,871	50
John Gunn	50,000	50
William Turner	88,000	50

Termination

The stockholders agreement (other than a few sections of such agreement) and each proxy granted pursuant to the stockholders agreement will terminate upon the earlier of the following:

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the effective time of the merger;

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the written mutual consent of InComm and participating stockholders holding a majority of the shares of common stock held by all participating stockholders; and

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the date on which the merger agreement is terminated in accordance with its terms, unless DataWave is then in breach of its obligations under the merger agreement.

Appraisal Rights under Delaware Law

Under Section 262 of the Delaware General Corporation Law, any holder of our common stock who does not wish to accept the merger consideration may dissent from the merger and elect to exercise appraisal rights.  A holder of record of DataWave common stock who does not vote in favor of adoption of the merger agreement, and who complies with the applicable provisions of Section 262, will be entitled to exercise appraisal rights under Section 262 of the DGCL in connection with the merger.

It is a condition to closing the merger that holders of not more than 10% of DataWave common stock can have exercised appraisal rights under Delaware law.  Accordingly, if holders of 10% or more of DataWave common stock exercise appraisal rights, the merger will not close unless InComm waives this condition.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is reprinted in its entirety as Annex C and incorporated into this proxy statement by reference.  All references in DGCL Section 262 and in this summary to a “stockholder” or “holder” are to the record holder of the shares of DataWave common stock as to which appraisal rights are asserted.

Holders of shares of DataWave common stock who follow the procedures set forth in DGCL Section 262 will be entitled to have their DataWave common stock appraised by the Delaware Court of Chancery and to receive, in lieu of the consideration that they would otherwise receive in the merger, payment in cash of the “fair value” of the shares of DataWave common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by that court.  Under Section 262, when a proposed merger of a Delaware corporation is to be submitted for approval at a meeting of its stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was a stockholder on the record date for this meeting with respect to shares for which appraisal rights are available, that appraisal rights are so available, and must include in this required notice a copy of DGCL Section 262.

This proxy statement constitutes the required notice to the holders of the shares of DataWave common stock in respect of the merger, and DGCL Section 262 is attached to this proxy statement as Annex C.  Any DataWave stockholder who wishes to exercise his, her or its appraisal rights in connection with the merger or who wishes to preserve the right to do so should review the following discussion and Annex C carefully, because failure to timely and properly comply with the procedures specified in Annex C will result in the loss of appraisal rights under the Delaware law.

If you wish to exercise appraisal rights, you must not vote in favor of the adoption of the merger agreement, and must deliver to DataWave before the taking of the vote on the adoption of the merger agreement at the annual meeting a written demand for appraisal of your DataWave common stock.  Your written demand for appraisal must be separate from any proxy or ballot abstaining from the vote on the adoption of the merger agreement or instructing or effecting a vote against the adoption of the merger agreement.  Your demand must reasonably inform DataWave of your identity and your intent to demand appraisal of your shares in connection with the merger.  A holder of DataWave common stock wishing to exercise appraisal rights must be the record holder of the shares of DataWave common stock on the date the written demand for appraisal is made and must continue to hold the shares of DataWave common stock through the effective date of the merger.  Accordingly, if you are a record holder of DataWave common stock on the date you make your written demand for appraisal, but you thereafter transfer your shares of DataWave common stock prior to consummation of the merger, you will lose any right to appraisal in respect of your shares of DataWave common stock.

A proxy that is signed and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal.  Therefore, if you vote by proxy and wish to exercise appraisal rights, you must vote AGAINST adoption of the merger agreement, or abstain from voting on the adoption of the merger agreement.

A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as the holder’s name appears on the holder’s stock certificates, and must state that the person intends to demand appraisal of the holder’s shares.  If the shares of DataWave common stock are held of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depository or other nominee, execution of the demand should be made in that capacity, and if the DataWave common stock is held of record by more than one holder as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint holders.  An authorized agent, including an agent for one or more joint holders, may execute a demand for appraisal on behalf of a holder of record.  The agent, however, must identify the record holder or holders and expressly disclose the fact that, in executing the demand, the agent is acting as agent for the record holder or holders.  A record holder such as a broker who holds DataWave common stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of DataWave common stock held for one or more beneficial owners while not exercising appraisal rights with respect to the DataWave common stock held for other beneficial owners.  In this case, the written demand should set forth the number of shares of DataWave common stock as to which appraisal is sought.  When no number of shares of DataWave common stock is expressly mentioned, the demand will be presumed to cover all DataWave common stock in brokerage accounts or other nominee forms held by such record holder, and those who hold shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights under Section 262 of the DGCL are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

A stockholder who elects to exercise appraisal rights under DGCL Section 262 should mail or deliver a written demand to DataWave Systems Inc., 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada, V6V 2L1, Attention: Corporate Secretary.

If we complete the merger, we will give written notice of the effective time of the merger within ten days after the effective time of the merger to each of our former stockholders who did not vote in favor of the merger agreement and who made a written demand for appraisal in accordance with DGCL Section 262.  Within 120 days after the effective time of the merger, but not thereafter, the surviving corporation or any former DataWave stockholder who has complied with the statutory requirements summarized above may file a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by the stockholder, demanding a determination of the fair value of the shares of DataWave common stock that are entitled to appraisal rights.  None of InComm, DataWave or the surviving corporation is under any obligation to, and none of them has any present intention to, file a petition with respect to the appraisal of the fair value of the shares of DataWave common stock, and stockholders seeking to exercise appraisal rights should not assume that the surviving corporation or InComm will initiate any negotiations with respect to the fair value of such shares.  Accordingly, it is the obligation of DataWave stockholders wishing to assert appraisal rights to take all necessary action to perfect and maintain their appraisal rights within the time prescribed in Section 262 of the DGCL.

Within 120 days after the effective date of the merger, any former DataWave stockholder who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation or its successor a statement setting forth the aggregate number of shares of DataWave common stock not voted in favor of adopting the merger agreement, and with respect to which demands for appraisal have been received and the aggregate number of former holders of these shares of DataWave common stock.  These statements must be mailed within ten days after a written request therefor has been received by the surviving corporation or within ten days after expiration of the period for delivery of demands for appraisal under Section 262 of the DGCL, whichever is later.

If a former DataWave stockholder files timely with the Delaware Court of Chancery a petition for an appraisal and serves copy thereof upon the surviving corporation, the surviving corporation will then be obligated within 20 days of service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all former DataWave stockholders who have demanded appraisal of their shares of DataWave common stock and with whom agreements as to value have not been reached.  After notice to such former DataWave stockholders as required by the Delaware Court of Chancery, the Delaware Court of Chancery shall conduct a hearing on such petition to determine those former DataWave stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder.  The Delaware Court of Chancery may require the former DataWave stockholders who demanded appraisal of their shares of DataWave common stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceeding.  If any former stockholder fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to that former stockholder.

After determining which, if any, former DataWave stockholders are entitled to appraisal, the Delaware Court of Chancery will appraise their shares of DataWave common stock, determining their “fair value,” exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.  DataWave stockholders considering seeking appraisal should be aware that the fair value of their shares of DataWave common stock as determined under Section 262 of the DGCL could be more than, the same as or less than the value of the consideration they would receive pursuant to the merger agreement if they did not seek appraisal of their shares of DataWave common stock, and that investment banking opinions as to the fairness from a financial point of view of the consideration payable in a merger are not opinions as to fair value under Section 262 of the DGCL.

The costs of the appraisal action may be determined by the Delaware Court of Chancery and levied upon the parties as the Delaware Court of Chancery deems equitable.  Upon application of a former DataWave stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any former DataWave stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, be charged pro rata against the value of all of the shares of DataWave common stock entitled to appraisal.

Any holder of DataWave common stock who has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the consummation of the merger, be entitled to vote the shares of DataWave common stock subject to this demand for any purpose or be entitled to the payment of dividends or other distributions on those shares of DataWave common stock (except dividends or other distributions payable to holders of record of DataWave common stock as of a record date prior to the effective date of the merger).

If any stockholder who properly demands appraisal of his, her or its DataWave common stock under Section 262 of the DGCL fails to perfect, or effectively withdraws or loses, his, her or its right to appraisal, as provided in Section 262 of the DGCL, that stockholder’s shares of DataWave common stock will be deemed to have been converted into the right to receive the merger consideration payable in the merger in respect of those shares (without interest).  A DataWave stockholder will fail to perfect, or effectively lose or withdraw, his, her or its right to appraisal if, among other things, the stockholder fails to file a petition for appraisal within 120 days after the effective date of the merger, or if the stockholder delivers to DataWave or the surviving corporation, as the case may be, a written withdrawal of their demand for appraisal. Any attempt to withdraw an appraisal demand in this matter more than 60 days after the effective date of the merger will require the written approval of the surviving corporation and, once a petition for appraisal is filed, the appraisal proceeding may not be dismissed as to any holder absent court approval.

Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of these rights, in which event the shares held by the DataWave stockholder will be deemed to have been converted into the right to receive the merger consideration payable in the merger in respect of those shares (without interest).

We encourage any stockholder wishing to exercise appraisal rights to consult with legal counsel prior to attempting to exercise such rights.

THE MERGER AGREEMENT

The following summary of the terms of the merger agreement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A.  This summary may not contain all of the information about the merger that is important to you.  We encourage you to read carefully the merger agreement in its entirety.

Structure and Effective Time

The merger agreement provides that Merger Sub, a wholly owned subsidiary of InComm, will merge with and into DataWave.  DataWave will be the surviving corporation in the merger, and will continue to exist after the merger as a wholly owned subsidiary of InComm, but will cease to be a public company upon deregistration with the appropriate regulatory authorities.  As a result of the merger, shares of DataWave common stock (other than shares owned by holders properly perfecting appraisal rights under Delaware law) will be converted into the right to receive the cash merger consideration.

The closing date for the merger will be within the fifth business day following the day on which all conditions to closing in the merger agreement have been satisfied or waived, or on another date as agreed between InComm and us.  We currently expect to complete the merger during the fourth quarter of calendar year 2006.  However, we cannot assure you when, or if, all the conditions to completion of the merger will be satisfied or waived. See “—Conditions to the Merger” below.

The merger will be effective when we file a certificate of merger with the Secretary of State of the State of Delaware, or at such later time as we and InComm specify in the certificate of merger.

Merger Consideration

The merger agreement provides that each share of our common stock outstanding immediately prior to the effective time of the merger (other than shares owned by holders properly perfecting appraisal rights under Delaware law) will be converted at the effective time of the merger into the right to receive cash merger consideration.

The total cash consideration payable by InComm in the merger is $36.0 million, plus or minus any working capital adjustments, minus payments for indemnification claims, if any, under the merger agreement.  Accordingly, the per share consideration will be the quotient of $36.0 million, plus or minus any working capital adjustments, minus payments for indemnification claims, if any, under the merger agreement, divided by the total number of shares of common stock outstanding at the effective time of the merger.  At the effective time of the merger, InComm will deposit with the exchange agent for distribution to the DataWave stockholders, an amount of cash equal to $36.0 million minus 120% of the estimated working capital adjustment (expressed as a positive number) minus $1.8 million for the indemnification holdback.  Pursuant to the merger agreement, outstanding options to purchase shares of DataWave common stock will be exercised or converted into shares of DataWave common stock effective immediately prior to the closing.

Based on the total $36.0 million merger consideration, and before any working capital adjustments or indemnification claims, we estimated the merger consideration per share to be $0.62 per share, assuming approximately 57.9 million fully diluted shares outstanding (assuming the exercise of all outstanding stock options).  The actual amount of per share merger consideration may be less than $0.62 per share, depending on working capital adjustments and indemnification claims and the actual number of shares outstanding at the time of the merger.  For example, if the entire $1.8 million held in escrow for indemnification purposes is used to satisfy indemnification claims by InComm, then the total actual merger consideration will be $34.2 million, plus or minus any working capital adjustments.  Based on this amount, and assuming approximately 57.9 million fully diluted shares outstanding, the per share cash consideration for our stockholders would be approximately $0.59.

As a result of the escrow for the working capital adjustment and for the indemnification holdback, not all of the merger consideration will be paid at closing, but will be subject to release pursuant to the terms of the escrow agreement.  In addition, the amounts held in escrow may never be paid, depending on any working capital adjustments and indemnification claims.

If any of our stockholders perfect appraisal rights with respect to any of their DataWave shares, then we will treat those shares as described above in “The Merger—Appraisal Rights.”

Working Capital Adjustment

The merger agreement provides that the $36.0 million merger consideration will be adjusted based on the amount of our working capital on the closing date.  Our working capital consists of cash and other current assets, reduced by our current liabilities, calculated in accordance with United States generally accepted accounting principles.

At least 10 business days prior to closing, we will deliver to InComm our estimate of our working capital as of the closing date, and we will provide to InComm and its accountants full access to our books and records for purposes of evaluating our estimated working capital.  InComm can challenge our estimate if it gives us notice of disagreement.  At closing, the amount of merger consideration to be paid to the exchange agent will be based on the working capital estimate as mutually agreed to in writing by us and InComm.

At the effective time of the merger, InComm will deposit with the escrow agent an amount equal to 120% of the “estimated working capital adjustment” (expressed as a positive number) plus $1.8 million for the indemnification holdback.  The “estimated working capital adjustment” will be the amount, if any, by which the agreed-upon estimated working capital as of the closing date is greater or less than $2,010,000, which is the target working capital.

After the closing of the merger, InComm’s accountants will audit DataWave’s consolidated balance sheet as of the closing date to determine the amount of working capital as of the closing date, and InComm will provide to Josh Emanuel, as the stockholders’ representative, the results of the audit of the working capital.  Mr. Emanuel, in his capacity as the stockholders’ representative, may challenge the results of the audit if he disagrees, in which case he and InComm will attempt to reconcile any disagreements.  If the parties are unable to reconcile their differences within 20 days, the parties will submit the dispute to a mutually acceptable accounting firm (who may not have a material business relationship with either DataWave or InComm, and who will be selected from among the 20 largest accounting firms in the United States in terms of gross revenues) for a final determination of the working capital as of the closing date.  The independent auditors will also decide which party’s position is closest to the final working capital, and the non-prevailing party will pay the reasonable fees and expenses of the independent auditor.  Any payments to be made by or on behalf of the DataWave stockholders will be deducted from the escrow amount.

Within five business days after the final determination of the amount of working capital as of the closing date, Josh Emanuel, as the stockholders’ representative, and InComm will direct the escrow agent to disburse funds from the working capital escrow as follows (less any fees and expenses of the independent auditor or of the stockholders’ representative):

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if the final working capital is less than the estimated working capital at closing, the escrow agent will pay (a) to InComm an amount equal to the deficiency, plus interest earned thereon, and (b) to the exchange agent, for the benefit of the DataWave stockholders, an amount, if any, equal to the original amount placed into the working capital escrow less such deficiency, plus interest earned thereon;

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if the final working capital is greater than the estimated working capital at closing, (a) the escrow agent will pay to the exchange agent, for the benefit of the DataWave stockholders, an amount equal to the original amount placed into the working capital escrow, plus interest earned thereon, and (b) InComm will pay to the exchange agent, for the benefit of the DataWave stockholders, an additional amount in cash equal to the amount by which the final working capital exceeds the estimated working capital; or

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if the final working capital equals the estimated working capital, the escrow agent will pay to the exchange agent, for the benefit of the DataWave stockholders, an amount equal to the original amount placed into the working capital escrow, plus interest earned thereon.

As of March 31, 2006 and June 30, 2006, our working capital was $2,483,000 and $3,189,000, respectively, as reflected in our consolidated financial statements filed with the Securities and Exchange Commission.  Current liabilities that will adversely affect our working capital at closing include transactions costs arising from the merger, which we currently estimate at approximately $935,000.  Our estimate of transactions costs includes approximately $30,000 for accounting fees, $375,000 for fees of Milburn Capital, $85,000 for our external legal fees, $62,500 payable to Capitalink, our financial advisor, $42,500 for preparation and mailing of this proxy statement for the annual meeting, $250,000 for the retention bonus payable to David Knox,  $25,000 for exchange agent fees, $35,000 for tail directors and officers’ insurance  and $30,500 for other fees.

Escrow Agreement

At the effective time of the merger, InComm will deposit with the escrow agent the following amounts:

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120% of the estimated working capital adjustment (expressed as a positive number), if any; and

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$1.8 million, as the indemnification holdback.

The escrow funds will be held by SunTrust Bank, as the escrow agent.  The terms of the escrow, including the provisions for release of the amounts out of escrow, will be set forth in an escrow agreement to be entered into on the closing date among InComm, Joshua Emanuel as the stockholders’ representative, and the escrow agent.  The escrow agreement will be substantially in the form included with this proxy statement as Annex D.

Any distributions from the escrow to the exchange agent will be distributed among the DataWave stockholders (who have validly tendered their stock certificates to the exchange agent) on a pro rata basis, in proportion to (a) the total amount of merger consideration allocated to each stockholder at the closing divided by (b) the aggregate amount of all merger consideration allocated to all stockholders at closing.  Any amounts to be distributed to a stockholder will be reduced by such stockholder’s proportional share of any costs and expenses of the stockholders’ representative and of the independent auditor, if any, pursuant to the terms of the merger agreement and escrow agreement.

Treatment of Outstanding Stock Options

The merger agreement provides that immediately prior to the effective time of the merger, each outstanding option to purchase shares of DataWave common stock must be converted into shares of DataWave common stock.  Holders of stock options who exercise their stock options for common stock will receive merger consideration in the merger on the same basis as other holders of DataWave common stock.  HOLDERS OF STOCK OPTIONS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN LAWS FROM THE EXERCISE OF THEIR STOCK OPTIONS.

Certificate of Incorporation and Bylaws

The merger agreement provides that the certificate of incorporation and bylaws of the Merger Sub immediately before the merger will be the certificate of incorporation and bylaws of the surviving corporation, except that the name will be changed to “DataWave Systems, Inc.”

Directors and Officers

The merger agreement provides that the directors of Merger Sub immediately before the merger will be the directors of the surviving corporation, and that the officers of Merger Sub immediately before the merger will be the officers of the surviving corporation.  The directors of DataWave who are elected by stockholders at the annual meeting will serve as our directors until the effective time of the merger.

In addition, Josh Emanuel, who will be the president of the surviving company, will serve as the stockholders’ representative for purposes of the merger agreement and escrow agreement.

Representations and Warranties

The merger agreement contains representations and warranties made by DataWave to InComm and Merger Sub, including representations and warranties relating to the following:

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corporate existence and standing power of DataWave and its subsidiaries;

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authorization and validity of the merger agreement and its enforceability;

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domestication in Delaware;

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our capital structure;

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subsidiaries and investments;

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SEC documents, financial statements and OTCBB compliance;

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books and records;

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assets;

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permitted liens;

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real property;

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contracts;

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non-contravention; approvals and consents;

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litigation;

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tax matters;

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insurance;

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intellectual property;

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compliance with laws;

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permits;

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environmental matters;

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client and supplier relations;

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sales of products;

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performance of services;

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employee benefit matters;

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employment relations;

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accounts receivable, work-in-process and accounts payable;

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bank accounts and powers of attorney;

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employees’ location and compensation;

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absence of certain changes or events;

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corporate controls;

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no restrictions on business;

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the receipt of an opinion from our financial advisor;

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brokers;

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transaction costs;

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payments to employees, etc;

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disclosure; and

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copies of documents.

Many of our representations and warranties are qualified by a material adverse effect standard.  A material adverse effect, for purposes of the representations and warranties of DataWave, means any change, development, event, effect or occurrence that, individually or in the aggregate, is material and adverse to the business, condition (financial or otherwise) or results of operations of DataWave and our subsidiaries, taken as a whole, or that prevents or materially delays DataWave’s ability to perform its obligations under the merger agreement.

In addition, InComm and Merger Sub each made representations and warranties to DataWave regarding various matters including their organization, good standing and corporate power, execution, validity and enforceability of the merger agreement, approvals, interim operations of the Merger Sub, financing commitment letter and brokers.

Subject to some exceptions, the representations and warranties of each of the parties will expire upon completion of the merger or termination of the merger agreement.  In addition, certain representations and warranties in the merger agreement were used for the purpose of allocating risk between DataWave and InComm rather than establishing matters as facts.

The representations and warranties contained in the merger agreement are not necessarily accurate or complete as made and may be subject to exceptions set forth in the disclosure schedules provided in accordance with the merger agreement.  These representations, warranties and covenants have been negotiated by DataWave and InComm for the purpose of allocating contractual risk between the parties, including where the parties do not have complete knowledge of all the facts, and not for the purpose of establishing matters as facts.  The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to investors.  Stockholders and investors are not generally third-party beneficiaries under the merger agreement and should not rely on the representations, warranties and covenants therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.

Covenants

Conduct of the Business of DataWave Prior to the Merger

From the date of the merger agreement through the effective time of the merger, we have agreed with respect to us and our subsidiaries (other than Nextwave Card Corp., with respect to which we have agreed to use our commercially reasonable efforts, and to vote our shares in Nextwave Card Corp. and take such other corporate actions, to cause Nextwave Card Corp.) to (a) operate our business in the ordinary and usual course and (b) use our commercially reasonable efforts to preserve intact our business organization, our business relationships with customers, suppliers and others with whom we have business relationships, and keep available the services of our current officers, consultants and employees.

In addition, we have agreed to various specific restrictions on our business and operations.  With certain specified exceptions, if we wish to engage in any of these restricted activities summarized below, we must obtain the prior approval of InComm in writing, which InComm may provide or withhold in its sole discretion.  We have agreed that without such approval we and our subsidiaries will not, among other things, do any of the following:

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declare, set aside, make or pay dividends or other distributions with respect to capital stock;

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purchase, redeem, accelerate the vesting of or otherwise acquire any capital stock or securities convertible into capital stock;

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split, combine or reclassify any capital stock or issue any other securities in respect of capital stock or any other securities;

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issue, deliver, sell, pledge, dispose of, authorize, grant, transfer or encumber any shares, options or other securities convertible or exchangeable into capital stock (other than the issuance of shares pursuant to exercise of stock options outstanding as of September 15, 2006);

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amend our certificate of incorporation or bylaws, or adopt or propose any change in any stockholder’s rights plan;

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effect any merger, consolidation, reorganization, share exchange, joint venture or similar transaction;

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adopt any plan of liquidation, dissolution, consolidation or recapitalization, or permit our corporate existence to lapse or be revoked or suspended;

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sell, lease, mortgage or otherwise encumber or dispose of any of our properties, assets or interests, other than in the ordinary course of business;

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repurchase, prepay or incur any indebtedness or assume, guarantee or endorse the debt of another person, or issue any debt securities, or options, warrants, calls or other rights to acquire any debt securities of DataWave or its subsidiaries;

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make any loans, advances, or capital contributions to, or investments in, any other person, other than to DataWave or any direct or indirect wholly-owned subsidiary of DataWave;

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enter into, amend or terminate any contract that would (a) have a material adverse effect, (b) materially impair our ability to perform our obligations under the merger agreement, or (c) prevent or materially delay consummation of the merger;

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amend or terminate any existing material contract, other than immaterial amendments in the ordinary course of business that would not have a material adverse effect;

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waive, release or assign any of our material rights or claims, or settle or propose to settle any litigation, investigation, arbitration, proceeding or other claim;

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purchase, acquire, lease or license-in any material assets having a fair market value in excess of $25,000;

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sell, transfer or otherwise dispose of any material assets other than sales of our products and other non-exclusive licenses of software in the ordinary course of business;

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enter into any commitments to any person to develop software without charge;

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sell, transfer or otherwise dispose of any of DataWave-owned intellectual property other than in connection with sales of our products and non-exclusive licenses in the ordinary course of business;

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terminate any material software development project that is currently ongoing;

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grant “most favored customer” pricing or agree to be bound by any exclusivity arrangements, including any exclusive license, distribution, marketing or sales agreements;

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agree to be bound by any non-competition arrangements;

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acquire or agree to acquire any business, corporation or partnership, or its assets or securities;

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make or agree to make any capital expenditures other than capital expenditures in fiscal year 2007 that are contemplated in DataWave’s budget for fiscal year 2007;

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increase the salary, wages, stipends, bonuses or reimbursable allowances payable to our directors, officers or employees;

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pay any material benefit not required to be paid as of September 15, 2006, under any contract or any employee benefit plan;

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enter into, modify, amend or terminate any employee benefit plan;

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accelerate the vesting or payment or alter the terms of exercisability or payment with respect to any securities issued under any employee benefit plan, except as may be required in connection with the merger as a condition to closing;

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adopt or enter into any collective bargaining agreement or other labor union contract;

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maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice in any material respect or purchase any additional insurance;

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make any changes with respect to accounting policies or procedures or otherwise revalue any of our material assets, except as required by GAAP;

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take or fail to take certain actions with respect to taxes, including making or rescinding any material tax election, settling or agreeing to any tax liabilities, filing any amended tax returns, filing any claim for tax refund or agreeing to an extension of a statute of limitations;

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take or fail to take certain actions with respect to tax returns, including failing to file material tax returns when due and materially true, correct and complete, filing any tax return in a manner inconsistent with past practice or prior returns, taking any position or making any election that is inconsistent with prior positions, or failing to pay any material taxes when due;

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effectuate a “plant closing” or “mass layoff,” affecting any site of employment, facility, operating unit or employee;

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take any action with respect to the establishment, payment or grant of any severance or termination pay or stay, bonus, reward or other incentive arrangement; or

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agree, authorize or commit to take any of the foregoing actions.

Acquisition Proposals

The merger agreement provides that neither DataWave nor any of its subsidiaries, nor any of their respective officers, directors, employees or agents will:

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solicit, initiate, or encourage any inquiries with respect to, or the making of, any proposal or offer that constitutes, or could reasonably be expected to lead to, any takeover proposal, as defined below;

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enter into, continue or otherwise participate in any negotiations or discussions regarding, or provide any non-public information relating to, or provide access to our books and records regarding, a takeover proposal; or

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otherwise facilitate any effort or attempt to make a takeover proposal.

A “takeover proposal” means any proposal or offer from any person (other than InComm or its subsidiaries) relating to any direct or indirect acquisition, in one transaction or a series of transactions, including any merger or business combination (regardless of which entity survives such merger or business combination or whether or not such transaction is a so-called “merger of equals”), consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, recapitalization, liquidation, dissolution, joint venture or similar transaction, of (a) all or substantially all of the assets, properties and business of DataWave and its subsidiaries or (b) beneficial ownership of 20% or more of the outstanding shares of DataWave common stock or capital stock of, or other equity or voting interests in, DataWave or any of its subsidiaries.

Notwithstanding the foregoing restrictions, at any time prior to stockholder approval of the merger with InComm, DataWave may provide information in response to a bona fide unsolicited written request from a person regarding an actual or potential takeover proposal only if the following conditions are satisfied:

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the board of directors of DataWave determines in good faith that the proposal is, or is reasonably expected to result in, a “superior proposal” (as described below);

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we are not then in breach of the foregoing restrictions with respect to a takeover proposal;

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we provide four business days advance written notice to InComm and the Merger Sub; and

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we enter into a confidentiality agreement with such person that is identical in all material respects to and materially no less favorable to DataWave than the confidentiality agreement entered into by InComm.

If the foregoing conditions are met, we may also participate in discussions or negotiations with such person for a takeover proposal.  In addition, if the board approves the proposal as a “superior proposal” and elects to terminate the merger agreement with InComm and pay any required termination fees and expenses, then we may enter into a binding written agreement for the superior proposal.

A “superior proposal” means any proposal by a person for a takeover proposal that our board of directors determine in its good faith judgment, after consultation with our independent financial advisors of nationally recognized reputation (who may be Millburn Capital Group), to be more favorable to our stockholders from a financial point of view than the transactions provided for in the merger agreement (taking into account all of the terms and conditions of such proposal, the likelihood of completion of such transaction, and the financial, regulatory, legal and other aspects of such proposal).

We have agreed in the merger agreement that our board of directors may not withhold, withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, in a manner adverse to InComm, its recommendation with respect to the merger, except as provided above or in connection with a superior proposal.  If we receive a superior proposal prior to stockholder approval of the merger with InComm, we must give InComm notice of that proposal, InComm will have a right to propose any changes to the merger agreement for four business days after receiving that notice, and our board may not change its recommendation until those four business days have elapsed. We have also agreed not to enter into any acquisition agreement with respect to an alternative acquisition proposal, except in connection with a termination of the merger agreement as described in the section labeled “—Termination” below.

Employee Benefits

Pursuant to the merger agreement, following the effective time of the merger, the surviving corporation has generally agreed to maintain all of our employee benefit plans (excluding option plans) in accordance with their terms as in effect immediately before the effective time, subject to any amendment or termination thereof that may be permitted by such benefit plans.  However, if the surviving corporation determines not to maintain any of our employee benefit plans, then it may terminate any of those plans, provided that we will not deemed to have breached any representation, warranty or covenant under this merger agreement as a result of such termination.

We have agreed to take any actions reasonably necessary to ensure that our stock option plans, and all outstanding options issued pursuant to those plans, are terminated in accordance with the terms of such plans and the merger agreement effective as of the effective time.

Indemnification and Insurance

The merger agreement provides that the surviving corporation will indemnify each present and former director and officer of DataWave or any of its subsidiaries against any losses, claims, damages and liabilities arising out of any actions or omissions in their capacities as directors or officers prior to the effective time, to the fullest extent permitted by law.  The certificate of incorporation and by-laws of the surviving corporation will continue to contain indemnification provisions for the indemnification of our former and present officers and directors, on terms that are no less favorable to those persons than the provisions of our existing certificate of incorporation and bylaws.

We have agreed to obtain and pay for “tail” directors’ and officers’ insurance policies with a claim period for up to six years from the effective time, with benefits and levels of coverage at least as favorable as our existing directors’ and officers’ liability insurance and fiduciary liability insurance policies, subject to certain a limitation on the amount of premiums that may be spent for such insurance coverage and other limitations.

Other Covenants

The merger agreement contains additional agreements between us and InComm relating to, among other things:

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filing this proxy statement with the SEC and Canadian regulators and the accuracy of the information contained in this proxy statement (and cooperation in response to any comments from the SEC or Canadian regulators with respect to the proxy statement), and mailing the proxy statement to all stockholders;

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calling and holding the stockholders meeting;

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not changing the recommendation of DataWave’s board of directors, expect in certain limited circumstances in the event of a superior proposal;

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providing InComm with access to our employees, properties, books, contracts, records and other information between the date of the merger agreement and the closing, subject to the confidentiality agreement between us and InComm;

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cooperating and assisting the other party to effect the merger, including making any necessary filings and obtaining regulatory and other third-party approvals

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coordinating press releases and other public announcements or filings relating to the merger;

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paying expenses in connection with the merger agreement and related transactions;

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our filing of subsequent reports with the SEC under the Exchange Act; and

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certain confidentiality matters.

Conditions to the Merger

The obligations of DataWave, InComm and Merger Sub to complete the merger are subject to the satisfaction or waiver of the following conditions:

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approval of the merger agreement by the holders of a majority of the outstanding shares of our stock;

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receipt of all required governmental or regulatory approvals; and

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the absence of any applicable court order, injunction, decree or other restraint preventing the completion of the merger.

In addition, the obligations of InComm and Merger Sub to complete the merger are subject to the satisfaction or waiver of the following conditions:

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the representations and warranties that we made in the merger agreement (but disregarding any qualifications as to materiality or material adverse effect) must be true and correct as of the date of the closing of the merger, other than any representations as of a specific date, such that the aggregate effect of any inaccuracy or breach would not have a material adverse effect;

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our performance, in all material respects, of the obligations required to be performed by us in the merger agreement at or prior to the closing;

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no material adverse effect shall have occurred since September 15, 2006;

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the receipt of a certificate signed on behalf of DataWave by our chief executive officer or chief financial officer stating that the above conditions have been satisfied;

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the aggregate number of dissenting shares, if any, shall be less than 10% of the total issued and outstanding shares of our common stock as of immediately prior to the effective time;

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our stock option plans must have been terminated and all outstanding stock options converted into common stock;

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we must have delivered the estimated working capital statement to InComm and mutually agreed with InComm on the amount of the estimated working capital adjustment;

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our U.S. legal counsel, Cairncross & Hempelmann, P.S., must have delivered a reasonably satisfactory legal opinion to InComm and the Merger Sub;

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our Canadian legal counsel, Lang Michener LLP, must have delivered a reasonably satisfactory legal opinion to InComm and the Merger Sub;

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we must have received consent to assignment with respect to certain of our contracts and agreements, which must not have been withdrawn or modified;

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Josh Emanuel must have executed and delivered an employment agreement with the surviving corporation; and

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all parties to the escrow agreement and various other merger documents must have signed and delivered those agreements and documents.

In addition, our obligation to complete the merger is subject to the satisfaction or waiver of the following conditions:

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the representations and warranties made by InComm and the Merger Sub in the merger agreement (but disregarding any qualifications as to materiality or material adverse effect) must be true and correct as of the date of the closing of the merger, other than any representations as of a specific date, such that the aggregate effect of any inaccuracy or breach would not have a material adverse effect;

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InComm’s and Merger Sub’s performance, in all material respects, of the obligations required to be performed by them in the merger agreement at or prior to the closing;

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the receipt of a certificate signed on behalf of InComm and Merger Sub by its chief executive officer or chief financial officer stating that the above conditions have been satisfied;

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Josh Emanuel must have executed and delivered an employment agreement with the surviving corporation;

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InComm must have secured sufficient financing to consummate the merger and the payment of the merger consideration; and

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all parties to the escrow agreement and various other merger documents must have signed and delivered those agreements and documents.

Although the parties have the right to waive conditions to the merger (other than as required by law), we are not aware of any circumstance in which InComm, Merger Sub or DataWave would waive any of the closing conditions described above.

Indemnification of InComm

The merger agreement provides that, if the merger closes, the former DataWave stockholders will indemnify and hold harmless InComm for certain losses, liabilities, damages and expenses, whether as a result of any third party claim or otherwise, that arise as a result of or in connection with any of the following:

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any misrepresentation, inaccuracy or breach of any representation or warranty by DataWave;

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any third party action, demand, claim or proceeding relating to any such misrepresentation or breach;

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any breach or failure by DataWave  to comply with or perform any covenant; or

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any tax obligations of DataWave with respect to any period ending on or prior to the closing date.

Except for fraud and intentional misrepresentations, as the sole remedy for InComm’s indemnification claims against DataWave, at closing of the merger InComm will deposit $1.8 million with the escrow agent.  Any indemnification payments shall be paid solely from the indemnification escrow.  There is no basket or minimum threshold amount of damages that must be reached before InComm can assert a claim for indemnification.

Upon an indemnification claim and its value becoming established by the parties or through litigation, it will payable from the cash held in the indemnification escrow.  Any amounts remaining in the indemnification escrow on the one-year anniversary of the closing date will be released to the exchange agent for distribution to the DataWave stockholders, except amounts reserved for any outstanding claims arising prior to that date.

Stockholders’ Representative

Under the terms of the merger agreement, Joshua Emanuel, our chief executive officer and chairman, will serve as the representative and attorney-in-fact for the DataWave stockholders to take all necessary actions and make all decisions on behalf of the DataWave stockholders pursuant to the merger agreement and escrow agreement, including decisions regarding any claims that InComm may make for indemnification under the merger agreement.  Stockholder approval of the merger agreement at the annual meeting shall also serve as stockholder approval and authorization of Mr. Emanuel to act in such capacity, notwithstanding any dispute or disagreement among the stockholders.  All DataWave stockholders will be bound by all agreements and determinations made by and documents executed and delivered by Mr. Emanuel as the stockholders’ representative under the merger agreement and the escrow agreement, and InComm will be entitled to rely on any decisions made or actions taken by Mr. Emanuel in such capacity without any liability to, or obligation to inquire of, any of DataWave’s stockholders.

Pursuant to the merger agreement, in his capacity as the stockholders’ representative, Mr. Emanuel will have full and complete authorization and authority, on behalf of our stockholders, to do the following:

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choose whether to dispute any claim made by InComm under the merger agreement and the escrow agreement,

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negotiate and compromise any dispute that may arise, and exercise or refrain from exercising any remedies available, under the merger agreement and the escrow agreement, and sign any release or other document with respect to any dispute or remedy, and

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give such instructions and take any other action or refrain from action as he deems necessary or appropriate under the merger agreement and escrow agreement, including authorizing the retention or disbursement of the amounts held in escrow.

Any dispute, controversy, or claim arising out of or relating to the merger agreement is to be resolved in good faith by negotiating between representatives of each party who have authority to settle the dispute or to reach mutual agreement, and then, if unsuccessful, by mediation.

The merger agreement provides that Mr. Emanuel will not have any liability to our stockholders for any acts or omissions in his service as the stockholders’ representative, other than for any willful misconduct, fraud or breach of the merger agreement or the escrow agreement.  We have agreed to obtain insurance coverage for Mr. Emanuel for his service as the stockholders’ representative.

Mr. Emanuel will not be receiving any fees or other compensation for serving as the stockholders’ representative under the merger agreement.  All actual out-of-pocket costs and expenses incurred by Mr. Emanuel in the performance of his duties under the merger agreement and the escrow agreement will be paid from and offset against amounts otherwise distributable to the stockholders from the escrow.  This will reduce the amount of consideration that will be paid to the stockholders.

If Mr. Emanuel ceases to act as the stockholders’ representative, then a majority in interest of the former stockholders of DataWave have a right to appoint his successor.

Following the merger, Mr. Emanuel will also be serving as the president of the surviving company, and he may have conflicts of interest.

Payment Procedures

Prior to the effective time of the merger, we, in consultation with InComm, will designate an exchange agent for the benefit of the holders of our common stock.  As of the effective time of the merger, InComm will deposit cash with the exchange agent in an amount equal to $36.0 million minus 120% of the estimated working capital adjustment (expressed as a positive number) minus $1.8 million for the indemnification holdback, which cash will be distributed by the exchange agent to former holders of record of certificates representing our common stock.

Promptly after the effective time of the merger, the exchange agent will mail to each eligible holder a letter of transmittal and instructions on how to exchange your common stock certificates for the cash merger consideration.  After you mail the letter of transmittal, duly executed and completed in accordance with the instructions, and your stock certificates to the exchange agent, the exchange agent will mail to you a check for the merger consideration that is to be distributed at the closing, subject to any required tax withholding.  The stock certificates you surrender will be cancelled.  After completion of the merger, there will be no further transfers of our common stock, and our stock certificates presented for transfer after the completion of the merger will be cancelled and exchanged for the merger consideration.  If a payment is to be made to a person other than the registered holder of the shares of our common stock, the certificate surrendered must be properly endorsed or in proper form for transfer and any transfer or similar taxes must be paid by the person requesting the transfer or that person must establish to the surviving corporation that such tax is not applicable.

If your common stock certificates have been lost, stolen or destroyed, you will have to prove your ownership of those certificates by the making of an affidavit and, if required by InComm or the surviving corporation, the posting of a bond as indemnity against any claim with respect to such certificate before you receive any consideration for your shares.

If you do not return a completed letter of transmittal and your stock certificates to the exchange agent within 12 months after the effective time of the merger or within two months after the final distribution date under the escrow agreement, whichever is later, you will be required to seek payment of the cash merger consideration from the surviving corporation instead of the exchange agent.

You should not send your stock certificates to the exchange agent until you have received transmittal materials from the exchange agent.  Please DO NOT return your stock certificates with the enclosed proxy.

Termination

We and InComm may agree in writing to terminate the merger agreement at any time without completing the merger, even after our stockholders have approved the merger agreement. The merger agreement may also be terminated at any time prior to the effective time of the merger under specified circumstances, including:

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by either DataWave or InComm, if:

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the merger has not been completed by December 29, 2006 (or January 31, 2007, if all conditions except for the receipt of government or regulatory approvals are capable of being satisfied by December 29, 2006), which date we refer to as the “end date”; provided that neither we nor InComm may terminate the merger agreement if such party’s failure to fulfill any of its obligations under the merger agreement is a principal reason that the merger shall not have occurred on or before the end date;

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any court order, injunction, decree or other restraint preventing completion of the merger has become final and non-appealable; or

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our stockholders do not adopt the merger agreement at the annual meeting.

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by InComm, if:

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we breach any representation, warranty, covenant or agreement made by us in the merger agreement such that the conditions to the completion of the merger involving our representations, warranties and covenants would not be satisfied, and such breach is not or cannot be cured within 30 days after InComm gives us written notice of the breach.

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a “company triggering event” shall have occurred, which includes any of the following:

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our board of directors fails to recommend the our stockholders adopt this agreement, or withdraws or modifies its recommendation in a manner adverse to InComm;

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we fail to include in this proxy statement a statement to the effect that our board of directors has determined and believes that the merger is in the best interests of us and our stockholders;

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our board of directors approves, endorses or recommends a takeover proposal;

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our board of directors fails to send to our stockholders, within 10 days after commencement of a competing tender or exchange offer, recommending rejection of such tender or exchange offer;

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we willfully and materially breach our restrictive covenant with respect to takeover proposals; or

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we publicly agree or propose to take any of the foregoing actions with respect to a takeover proposal.

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by DataWave, if:

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InComm or Merger Sub breaches any representation, warranty, covenant or agreement made by it in the merger agreement such that the conditions to the completion of the merger involving InComm’s representations, warranties and covenants would not be satisfied, and such breach is not or cannot be cured within 30 days after we give written notice of the breach to InComm; or

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in connection with a superior proposal, only if the following conditions are satisfied:

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we have not breached our covenants or obligations described above in “—Covenants—Acquisition Proposals;”

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our board of directors acting in compliance with the merger agreement authorizes us to enter into an acquisition agreement with respect to a superior proposal and we notify InComm in writing of our intent;

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InComm does not within four business days of receipt of our notice make an offer that our board in good faith determines, in good faith after consultation with its financial advisors, is at least as favorable to our stockholders as the superior proposal; and

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we pay InComm the termination fees and expenses described below in “—Termination Fees and Expenses” prior to such termination.

If the merger agreement is terminated, no party will have any liability under the merger agreement, other than for the fees described below under “—Termination Fees and Expenses,” and other than for any liability or damages resulting from any intentional or willful breach or intentional or willful failure to perform by a Party of any of its representations, warranties, covenants or other agreements in the merger agreement.

Termination Fees and Expenses

We will have to pay InComm a termination fee of $2.0 million if:

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InComm terminates the merger agreement because a “company triggering event” has occurred (as described above under “—Termination”);

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we terminate the merger agreement in order to accept a superior proposal in the circumstances described above under “—Termination;”

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a “takeover proposal” (as described above in “—Covenants—Acquisition Proposals”) has been publicly announced or commenced, which has not been withdrawn, and either (a) we terminate the merger agreement following the end date but prior to February 28, 2007 (or prior to March 31, 2007, if the end date has been automatically extended to January 31, 2007) or (b) we or InComm terminate the merger agreement because our stockholders do not adopt the merger agreement; or

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we terminate the merger agreement following the end date but prior to February 28, 2007 (or prior to March 31, 2007, if the end date has been automatically extended to January 31, 2007) but only if within six months after such termination we enter into a written agreement for a takeover proposal, which had been publicly announced or commenced (whether by us or any other person making such takeover proposal) prior to termination of the merger agreement.

In addition, we will be obligated to reimburse InComm for its expenses and charges in connection with the merger agreement and related transactions, up to an additional $1.0 million, in the following situations:  (a) if the merger agreement terminates because our stockholders do not adopt the merger agreement or (b) if we are obligated to pay a termination fee to InComm as described above.  Reimbursement of InComm’s expenses would include its attorneys’ fees, investment banking fees and accounting fees.

Amendments to Merger Agreement

Subject to the provisions of applicable law, DataWave, InComm and Merger Sub may at any time modify or amend the merger agreement by a written agreement executed and delivered by their duly authorized officers. After our stockholders adopt the merger agreement at the annual meeting, we will not make any amendment that requires further approval by our stockholders without first seeking the approval of our stockholders.

PROPOSAL 2
ELECTION OF DIRECTORS

The second proposal for stockholder vote at the annual meeting is the election of four directors to our board of directors, as described below.  If the merger with InComm is approved by our stockholders and closing occurs, the directors elected at the annual meeting will serve as directors until the closing of the merger.  However, if the merger does not close, the directors elected at the annual meeting will serve until the next annual meeting of stockholders and the election of their successors.

Number of Directors

Our Bylaws provide that the number of directors which constitute our board of directors shall be a minimum of one and a maximum of eight unless and until otherwise determined by a resolution of the board.  Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting of stockholders and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.  Currently our board of directors is comprised of four directors.  The Board meets periodically to review significant developments affecting us and to act on matters requiring board approval.

Director Nominees

Set forth below is biographical information for each person nominated, each of whom is currently a director.

JOSHUA EMANUEL - Chairman, CEO and Director since July 1999

Mr. Emanuel is responsible for the day to day operations of our company.  Business Executive; Chairman since July 2002, President and CEO of our company from 1999 to present; VP of Sales and Marketing of the Company’s U.S. subsidiary from 1997 to 1999; VP of Sales and Marketing of Freemont Quality Products from 1994 to 1997; President of Interurbain Communications from 1995 to 1997; President of Colorama Photo Inc. from 1983 to 1997.  Mr. Emanuel holds a Bachelor of Engineering degree in mechanical engineering from the University of Aryamehr in Iran.

JOHN X. ADILETTA - Director since December 2003

Mr. Adiletta is principal of PCS Management Group, based in Bernardsville, New Jersey and the Chief Executive Officer and a director of Somerset International Group, Inc., a public holding company, located in Bedminster, New Jersey.  Mr. Adiletta was the CEO of Teleservices Group, Inc., a private company that sought bankruptcy protection in 2002.  Mr. Adiletta holds a B.A. degree from Clark University.

VIJAY FOZDAR - Director since September 2003

Mr. Fozdar is Chief Executive Officer and a Director of AsiaDemand, Inc., a China-based distribution and technology transfer firm.  He is Vice Chairman of OilChina, a subsidiary of China National Petroleum Corporation and Vice-Chairman of Sino-ChangChing, both AsiaDemand joint ventures.  Mr. Fozdar is also Senior Managing Director of Bristol WorldSource, Inc., a mergers and acquisitions advisory firm.  Mr. Fozdar holds a Bachelor of Science degree in Finance and Applied Economics from the University of California at Berkley.

THOM WAYE - Director since January 2006

Mr. Waye currently serves as the manager of Sigma Opportunity Fund, LLC, one of our principal stockholders.  Prior to forming Sigma in August 2003, Mr. Waye was a partner and managing director at ComVest Venture Partners, L.P. from 2000 to 2003.  Before joining ComVest, Mr. Waye was at AIG from 1996 to 2000, where he was a vice president in the private equity group, responsible for fundraising and fund development.  In addition, Mr. Waye previously led Motorola’s and Unisys’ New York based non-banking, financial services sales and marketing efforts.  Mr. Waye holds an MBA in Accounting and Finance from the University of Chicago Graduate School of Business and a B.Sc. in Management Information Systems and Marketing from Syracuse University.

The Board of Directors recommends that you vote FOR each of the nominees.

Directors and Executive Officers

The following table sets forth the names, positions and ages of our executive officers and directors as of November 3, 2006.  See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” below for information about the shares of common stock beneficially owned by our executive officers and directors.

Name & Residence	Age	Position Held with the Company	Date First Elected or Appointed
Joshua Emanuel New Jersey	56	Chief Executive Officer, Director (1)	Chairman of the Board of Directors - July 2002 Director – July 1999
John Gunn British Columbia	63	General Manager, Chief Financial Officer	July 1999 March 2003
David Knox New Jersey	44	Chief Operating Officer Vice President, Chief Technology Officer	April 2004 April 2000
Larry Wetzel New Jersey	58	Vice President , Sales US	April 2004
David Linton Ontario	49	Vice President, Sales and Marketing Canada	February 2003
William Turner British Columbia	45	Vice President, Business Development	July 1999
Ardeshir Darabi British Columbia	39	General Counsel Secretary	February 2005
John X. Adiletta New Jersey	57	Director (1)(2)(3)	December 2003
Vijay Fozdar California	56	Director (1)(2)(3)	September 2003
Thom Waye New York	40	Director	January 2006

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

(3) Member of the Corporate Governance Committee

All our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. Our officers serve at the discretion of the board of directors.  There are no arrangements or understandings among any of our directors or officers.  There are no family relations among any of our directors or officers.

Three of the four directors on our board of directors are “independent” within the meaning of the listing standards of The Nasdaq Stock Market.

For the biographical summary of our current directors, Messrs. Emanuel, Adiletta and Fozdar, see “Proposal 2.  Election of Directors” above.  Biographical information for each of our other executive officers is as follows:

LARRY WETZEL - Vice President of Sales – US.  Mr. Wetzel is responsible for our U.S. sales efforts, management of the U.S. sales force, and management of the AT&T relationship. Mr. Wetzel joined us in April 2004; prior to that he held senior sales positions with AT&T.

JOHN GUNN – Chief Financial Officer and General Manager.  Mr. Gunn is responsible for the financial management and supervision of the affairs and business of our company. As well, he is responsible for the North American operations of our company.  He has been with us since 1997.

DAVID KNOX - Chief Operating Officer, Vice President and Chief Technology Officer.  Mr. Knox is responsible for Canadian and US sales, research and development efforts and management of our technology infrastructure and has been with us since April 2002.  Prior to that, he was Vice President of Operations of Automated Technology Machines Incorporated from 1995 to 2000.

DAVID LINTON - Vice President of Sales and Marketing – Canada.  Mr. Linton is responsible for our Canadian business sales and marketing.  He was Business Development Manager of DataWave Prepaid Card Company and predecessor phone card companies from 1997 to present.

BILL TURNER - Vice President of Business Development.  Mr. Turner is responsible for our overall business development and marketing; he has been with us since 1993.

ARDESHIR DARABI - General Counsel and Secretary.  Mr. Darabi is a corporate and intellectual property lawyer.  Prior to joining DataWave he was in private practice for seven years.  Mr. Darabi holds an LL.B. from the University of British Columbia and an LL.M. from Osgoode Hall – York University and has been a member of the British Columbia Bar since 1998.  He is also a trademark agent.  Prior to attending law school he obtained a B.A.Sc. in electrical engineering and practiced as an engineer for over four years.

Board Meetings and Committees

The Board of Directors, which held two meetings during the 2006 fiscal year, has an Audit Committee, a Nomination and Corporate Governance Committee and a Compensation Committee.  Each director was in attendance at all of the meetings held of the Board and any committees on which he served during his tenure as a director in fiscal 2006.

Audit Committee

Our board of directors has a separately-designated standing Audit Committee.  In the year ended March 31, 2006, there were four meetings held by the Audit Committee.  The Audit Committee currently consists of Messrs. Fozdar and Adiletta.  Mr. Fozdar is the Chair of the Audit Committee and is a non-employee director.  Each member of the Audit Committee is financially literate, and our board of directors has determined that Mr. Fozdar qualifies as the “audit committee financial expert.”  Mr. Adiletta is also a non-employee director.  All of the members of the Audit Committee are independent as defined by NASD Rule 4200(a)(14).

The Audit Committee assists the board in fulfilling its responsibilities to provide oversight with respect to our financial statements and reports, our independent auditors, the system of internal controls and the audit process.  This committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of accounting, financial, and operating controls; and to report to the board, when so requested, on any accounting or financial matters.  The committee annually reviews the qualifications and objectivity of our independent auditors, is responsible for selecting, retaining or replacing our independent auditors, reviews the scope, fees and result of their audit, reviews and approves any non-audit services and related fees, is informed of their significant audit findings and management’s responses thereto, and annually reviews the status of significant current and potential legal matters.

The board adopted a charter for the Audit Committee in September 2000, which has been amended from time to time.  A copy of our Audit Committee Charter was attached as Appendix A to our Definitive Proxy Statement filed on July 11, 2005, which can be accessed under DataWave’s profile on the SEC website at www.sec.gov.

Compensation Committee

During the year ended March 31, 2006, the Compensation Committee held one meeting.  The Compensation Committee currently consists of Messrs. Emanuel, Fozdar, and Adiletta.  Mr. Fozdar is the Chair of the Compensation Committee and is a non-employee director.  Mr. Adiletta is also a non-employee director.  The Compensation Committee determines compensation for the Chief Executive Officer, reviews and makes recommendations regarding compensation of other officers, and supervises the administration of equity plans for executives and all employees.  Except for plans that are, in accordance with their terms or as required by law, administered by the board of directors or another particularly designated group, the Compensation Committee also administers and implements all of stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the board of directors on compensation matters. Our board has not adopted a written charter for the Compensation Committee.

Nomination and Corporate Governance Committee

During the year ended March 31, 2006, the Nomination and Corporate Governance Committee did not hold any meetings.  The Nomination and Corporate Governance Committee currently consists of Messrs. Adiletta and Fozdar.  The Nomination and Corporate Governance Committee recommends to the board of directors the adoption of corporate governance guidelines similar to those recommended by the U.S. Securities and Exchange Commission and as required by the Sarbanes-Oxley Act of 2002.  Under the guidelines, the board of directors adopts a strategic planning process, which also identifies the principal risks of our business and ensures the implementation of an appropriate system to manage these risks.  Our board has not adopted a written charter for the Nomination and Corporate Governance Committee.

Audit Committee Report

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended March 31, 2006.

The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Deloitte & Touche LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the board of directors that the audited financial statements referred to above be included in our Annual Report on Form 10-KSB for the year ended March 31, 2006 filed with the Securities and Exchange Commission and our proxy statement for our 2006 Annual Meeting.

Audit Committee of the Board of Directors

John Adiletta

Vijay Fozdar

The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing by us under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Nomination Process

Candidates for election to our board of directors are nominated by the Nomination and Corporate Governance Committee for nomination to the stockholders.

In identifying candidates for directorship, the Nomination and Corporate Governance Committee seeks persons it believes to be knowledgeable in our business or having relevant industry experience, or some aspect of it which would benefit our company.  Our Nomination and Corporate Governance Committee believes that the minimum qualifications for serving on our board of directors are that each director has an exemplary reputation and record for honesty and integrity in his or her personal dealings and business or professional activity.  All directors should possess a basic understanding of financial matters, and have an ability to review and understand our financial statements and other reports and to discuss such matters intelligently and effectively.  The Nomination and Corporate Governance Committee will take into account whether a candidate qualifies as “independent” under applicable SEC rules and exchange listing requirements.  If a nominee is sought for service on the audit committee, the Nomination and Corporate Governance Committee will take into account the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.”  Each candidate also needs to exhibit qualities of independence in thought and action.  Finally, a candidate should be committed to the interests of our stockholders; accordingly, persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our board of directors.

Candidates have traditionally been recommended to the Nomination and Corporate Governance Committee by our Chief Executive Officer or one of the other directors, and there has not been a formal process for identifying new director nominees.  Our Nomination and Corporate Governance Committee also is open to receiving recommendations from stockholders as to potential candidates it might consider.  The Nomination and Corporate Governance Committee gives equal consideration to all director nominees, whether recommended by our stockholders, management or current directors.

Since the date of our last annual stockholders meeting in August 2005, one new director, Thom Waye, was added to the board of directors.  Mr. Waye was recommended for appointment to the board by Josh Emanuel, our chief executive officer.  Mr. Waye is the manager of Sigma Opportunity Fund, LLC, one of our principal stockholders.

A stockholder wishing to submit a director nomination should send a letter to the board of directors, c/o Corporate Secretary, DataWave Systems Inc., 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada V6V 2L1.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.”  The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.  In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth above; although satisfaction of such minimum qualification standards does not imply that the Nomination and Corporate Governance Committee necessarily will nominate the person so recommended by a stockholder.  In addition, for nominees for election to the board proposed by stockholders to be considered, the following information must be timely submitted with the director nomination:

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the name, age, business address and, if known, residence address of each nominee;

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the principal occupation or employment of each nominee;

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the number of shares of stock of DataWave Systems Inc. beneficially owned by each nominee;

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the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nominee;

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the number of shares of stock of DataWave Systems Inc. beneficially owned by such stockholder making the nomination, and by each other stockholder known by such stockholder to be supporting such nominee;

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any other information relating to the nominee or nominating stockholder that is required to be disclosed under SEC rules in order to have a stockholder proposal included in our proxy statement; and

•

a representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice.

The nomination must be in writing and be delivered to our Corporate Secretary, at DataWave Systems Inc., 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada V6V 2L1.

Stockholder Communication with the Board

Stockholders who wish to communicate with our board of directors or with a particular director can send correspondence to our Corporate Secretary, c/o DataWave Systems Inc., 13575 Commerce Parkway, Suite 110 Richmond, British Columbia, Canada V6V 2L1.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such correspondence must identify the author as a stockholder of DataWave Systems Inc., and clearly state whether the intended recipients are all members of the board of directors or just certain specified directors.

Depending on the subject matter of the communication, management will do one of the following:

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forward the communication to the director or directors to whom it is addressed;

•

attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock related matter; or

•

not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

At each board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and shall make those communications available to the directors.

In addition, any person who desires to communicate any matter specifically to our Audit Committee may contact the Audit Committee by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, DataWave Systems Inc., 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada V6V 2L1.  Communications addressed to the Audit Committee Chair may be submitted anonymously, in which event the envelope will not be opened for any purpose, other than appropriate security inspections.  Otherwise, such mailing will be forwarded directly to the Chair of our Audit Committee for his or her review and follow-up action as he or she deems appropriate.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy requiring director attendance at our annual meeting of stockholders, however, all directors are encouraged to attend.  At the 2005 annual meeting of stockholders, all of the directors then in office were in attendance.

Code of Ethics

We have a Code of Ethics that applies to our principal executive officer, principal financial officer, controller and others performing similar functions. We previously filed a copy of the Code of Ethics with the SEC as an exhibit to our annual report on Form 10-KSB for our fiscal year ended March 31, 2005.

Compensation of Directors

We currently compensate our independent directors with annual cash compensation of $25,000.  Non-employee directors are also annually granted 50,000 stock options.  Members of the Audit Committee are annually granted additional 50,000 stock options.  Employee directors are granted incentive stock options based on annual performance reviews.  All stock option grants during fiscal 2006 were made pursuant to our 2000 Stock Option Plan.

We have no other standard arrangement pursuant to which directors are compensated by us for their services in their capacity as directors except for the granting from time to time of stock options.

During the fiscal year ended March 31, 2006, we granted 50,000 stock options to each of our independent directors except Thom Waye.

Certain Relationships and Related Transactions

Except as otherwise disclosed herein, no director, executive officer, principal stockholder, or any associate or affiliate thereof, had any material interest, direct or indirect, in any transaction during the last two years, or any proposed transaction, except for an interest arising from the ownership of shares of our company where the member will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of shares in the capital of our company.

On June 2, 2004, we entered into an agreement and plan of merger with Integrated Data Corp., our majority stockholder, pursuant to which our company would be merged with and into a wholly-owned subsidiary of IDC.  However, subsequently on November 9, 2004, our company and IDC mutually agreed to terminate the proposed merger.  On March 3, 2005, we entered into a Merger Break-Up and Mutual Release Agreement with Integrated Data Corp., to settle issues surviving the termination of the merger agreement.  The Merger Break-Up and Mutual Release Agreement, which was signed March 3, 2005, provides for retroactive effect to February 1, 2005.

In the Merger Break-Up and Mutual Release Agreement, we agreed to pay to Integrated Data Corp. $470,000 to compensate Integrated Data Corp. for expenses it incurred in negotiating and in partially performing its obligations under the merger agreement.  In the Merger Break-Up and Mutual Release Agreement, Integrated Data Corp. agreed, among other things, to waive its right to appoint a director or directors to our Board of Directors.  We paid $235,000 of the total of $470,000 in cash and we satisfied the balance of the obligation by issuing 2,937,500 common shares at a price of $0.08 per share, which was the closing price (last sale) for our common stock as reported on the OTC Bulletin Board on February 1, 2005, the date on of which our board of directors approved the basic terms of the Merger Break-Up and Mutual Release Agreement.

On January 26, 2005, we announced that we had agreed with Integrated Data Corp. to buy back the exclusive international license granted to DataWave International Limited in April 1999, for $865,000.  Integrated Data Corp. had acquired the license in December 2002.  In connection with the repurchase of the license, we issued a $600,000 two year convertible interest free promissory note to Integrated Data Corp., which note would be convertible into common shares at a conversion rate of $0.08 per share for a total of 7,500,000 newly issued common shares.  If Integrated Data Corp. had elected not to exercise its right to convert the note to our common shares within the two year period, we would have had the option to either repay Integrated Data Corp. the original loan amount in cash ($600,000) or convert the note into our common shares issued to Integrated Data Corp. at $0.08 per share for a total of 7,500,000 new issued common shares.

In December 2005, Sigma Opportunity Fund, LLC (“Sigma Fund”) acquired a convertible note that we had originally issued to Integrated Data Corp. in part payment for our buy back of an exclusive international license for our technology (the “Convertible Note”).  The Convertible Note was in the principal amount of $600,000, bore no interest, and was convertible to our shares of common stock at a conversion rate of $0.08 per share for a total of 7,500,000 shares.  If the Convertible Note had not been converted, it would have been due on February 1, 2007 and would have been payable at our option either in cash or by the issuance of 7,500,000 newly issued shares of common stock.  In December 2005, in connection with the transfer of the Convertible Note to Sigma Fund, we entered into a registration rights agreement with Sigma Fund, pursuant to which we agreed to file a registration statement to register for resale the 7,500,000 shares of common stock issued upon the conversion of the Convertible Note.  We agreed with Sigma Fund to keep the registration statement of which this prospectus constitutes a part effective for up to two years after its effective date or until such earlier time as all of the shares are resold or all of the unsold shares have become eligible for immediate resale pursuant to Rule 144(k).  Pursuant to Sigma Fund’s election to convert the Convertible Note, on February 17, 2006 we issued 7,500,000 shares of common stock to Sigma Fund and cancelled the Convertible Note in full.  Thom Waye, one of our directors, manages Sigma Fund.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table shows for each of the three fiscal years ended March 31, 2006, 2005 and 2004, respectively, certain compensation awarded or paid to, or earned by, the following persons (collectively, the “Named Executive Officers”):

•

Joshua Emanuel, our President and Chief Executive Officer;

•

David Knox, our Chief Operating Officer and Chief Technology Officer;

•

John Gunn, our General Manager and Chief Financial Officer,

•

David Linton, our Vice President of Sales and Marketing- Canada;

•

William Turner, our Vice President of Business Development

		Annual Compensation		Long Term Compensation Awards
Name and Position of Principal	Fiscal Year Ended	Salary (U.S. $)	Bonus	Securities Under Options Granted
Joshua Emanuel President and CEO	2006 2005 2004	$248,000 236,667 222,000	$144,000 Nil Nil	Nil 1,450,000 Nil
David Knox Vice President, Chief Operating Officer and Chief Technology Officer	2006 2005 2004	200,520 186,347 165,333	48,880 Nil Nil	Nil 400,000 Nil
John Gunn General Manager, CFO	2006 2005 2004	135,345 122,884 111,376	33,674 Nil Nil	Nil 300,000 Nil
David Linton Vice President of Sales and Marketing – Canada	2006 2005 2004	110,631 99,246 90,380	36,541 20,557 14,852	150,000 Nil Nil
William Turner Vice President of Market Development	2006 2005 2004	111,996 100,370 81,326	27,245 Nil Nil	Nil 200,000 Nil

Options Grants in the Last Fiscal Year

During the 2006 fiscal year, the following stock options were granted to the Named Executive Officers.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year 2006	Exercise Price ($/Share) (1)	Expiration Date
Joshua Emanuel	Nil	N/A	N/A	N/A
David Knox	Nil--	N/A	N/A	N/A
John Gunn	Nil	N/A	N/A	N/A
David Linton	150,000	24.8%	$0.23	August 9, 2010
William Turner	Nil	N/A	N/A	N/A

(1)

These options will vest in three equal annual installments, and are exercisable at prices equal to or higher than the fair market value of the common shares on the respective dates of grant.

Aggregated Option Exercises and Fiscal Year End Option Values

The following table presents information about options held by the Named Executive Officers and the value of those options as of March 31, 2006.  None of the Named Executive Officers exercised any options in fiscal 2006.

Name	Number of Securities Underlying Unexercised Options at fiscal year end (#) Exercisable /Unexercisable		Value of Unexercised In-the -Money Options at fiscal year end ($) Exercisable / Unexercisable(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Joshua Emanuel	1,450,000	Nil	$295,750	Nil
David Knox	500,000	Nil	100,000	Nil
John Gunn	300,000	Nil	63,000	Nil
David Linton	Nil	150,000	Nil	$8,000
William Turner	200,000	Nil	42,000	Nil

(1)

The values for “in-the-money” options are calculated by determining the difference between the fair market value of the securities underlying the options as of March 31, 2006 ($0.31 per share on the OTC Bulletin Board) and the exercise price of the individual’s options.

Termination of Employment, Change-in-Control Arrangements in Employment Contracts

An employment contract was entered into between DataWave and Joshua Emanuel during fiscal 2005.  No other employment contracts exist between us and any of the other Named Executive Officers.

The employment agreement with Mr. Emanuel provides that Mr. Emanuel will have the option to terminate his employment with the company at anytime within one year after (a) a significant change in his duties and responsibilities or (b) a change in control of the company. In the event of such termination, Mr. Emanuel will be entitled to receive from the company (x) as severance pay 150% of his annual salary rate prior to termination, or if greater, such rate in effect immediately prior to the change of control, plus (y) 150% of any bonus that he received in the previous year.  The company will also have provide to him for a 12 month period after such termination life, disability and accident and group health insurance benefits substantially similar to those he was receiving prior to such termination.

As described above in the section “THE MERGER – Interests of DataWave’s Directors and Executive Officers in the Merger – Employment Agreements,” upon consummation of the merger with InComm, Mr. Emanuel will enter into a new employment agreement with the surviving company and will serve as its president.

There are no compensatory plans or arrangements with respect to the Named Executive Officers resulting from the resignation, retirement or other termination of employment or from a change of control.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
AND EXECUTIVE OFFICERS

Principal Stockholders

The following table shows, as of [______________], 2006, the shares of DataWave common stock beneficially owned by the following persons and groups:

•

each stockholder we know to be the beneficial owner of 5% or more of our common shares;

•

each Named Executive Officer identified in the Executive Compensation table [above];

•

each of our directors; and

•

all of our executive officers and directors as a group.

As of [______________], 2006 there were 54,326,834 shares of DataWave common stock issued and outstanding.  The following table is based upon information supplied by such major stockholders, executive officers, and directors.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that the each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him.  To our knowledge, there are no voting arrangements among our stockholders, other than the stockholders agreement entered into with InComm (see “THE MERGER – Stockholders Agreement” above).  Unless otherwise indicated, the address of the beneficial owners is c/o DataWave Systems Inc., 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada V6V 2L1.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and generally includes voting or investment power with respect to securities, and a person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.  Shares of our common stock that a person has the right to acquire within 60 days of [______________], 2006, are treated as outstanding for computing the percentage of the person holding the right but are not treated as outstanding for computing the percentage of any other person.

Name and Address	Number of Common Shares Beneficially Owned	Percentage of Issued Share Capital
InComm Holdings Inc. (1) 250 Williams Street, Suite M-100 Atlanta, Georgia 30303	33,216,401	61.1%
Integrated Data Corp. (2) 3422 Old Capital Trail, #741 Wilmington, DE 19808	24,884,530	45.8
Sigma Opportunity Fund, LLC c/o Sigma Capital Advisors, LLC 800 Third Avenue, Suite 1701 New York, NY 10022	7,500,000 (3)	13.8
Joshua Emanuel Wayne, New Jersey	3,143,871 (4)	5.5
John Gunn North Vancouver, British Columbia	500,000 (5)	*
David Knox West Orange, New Jersey	700,000 (6)	1.3
David Linton Brampton, Ontario	53,000 (7)	*
William Turner Delta, British Columbia	388,000 (8)	*
John Adiletta Bernardsville, New Jersey	250,000 (9)	*
Vijay Fozdar Chino Hills, California	200,000 (10)	*
Thom Waye New York, New York	0 (11)	0
Directors and Executive Officers as Group (10 persons)	5,518,205 (12)	9.4

* less than 1%

(1)

Pursuant to the terms of the stockholders agreement among InComm, Integrated Data Corp., Sigma Opportunity Fund, LLC, Josh Emanuel, John Gunn and William Turner, each stockholder has granted to InComm an irrevocable proxy during the term of the stockholders agreement to vote the subject shares in favor of the merger.  See “THE MERGER – Stockholders Agreement” above.

(2)

Management is unaware of all the beneficial owners of the shares of Integrated Data Corp., a Delaware company whose shares trade on the NASD OTCBB.

(3)

These shares are owned directly by Sigma Opportunity Fund, LLC (“Sigma Fund”).  Sigma Capital Advisors, LLC (“Sigma Advisors”), Sigma Capital Partners, LLC (“Sigma Partners”) and Thom Waye may be deemed to be indirect 10% owners of our company by virtue of Sigma Advisors being the managing member of Sigma Fund, and Sigma Partners being the sole member of Sigma Advisors and Mr. Waye being the sole member of Sigma Partners.  Mr. Waye, Sigma Advisors and Sigma Partners have disclaimed beneficial ownership of the shares owned by Sigma Fund except to the extent of their pecuniary interest therein.

(4)

Includes 2,450,000 shares subject to stock options that are exercisable within 60 days of [______________], 2006 (“Vested Options”) held by Mr. Emanuel.

(5)

Includes 450,000 shares subject Vested Options held by Mr. Gunn.

(6)

Consists entirely of shares subject to Vested Options held by Mr. Knox.

(7)

Includes 50,000 shares subject Vested Options held by Mr. Linton.

(8)

Includes 300,000 shares subject to Vested Options held by Mr. Turner.

(9)

Consists entirely of shares subject to Vested Options held by Mr. Adiletta.

(10)

Consists entirely of shares subject to Vested Options held by Mr. Fozdar.

(11)

Thom Waye may be deemed to be an indirect owner of the shares held by Sigma Opportunity Fund, LLC by virtue of Mr. Waye being the manager of Sigma Fund.  See Note (3) above.  Mr. Waye has disclaimed beneficial ownership of the shares owned by Sigma Fund except to the extent of his pecuniary interest therein.

(12)

Consists of Joshua Emanuel, John Gunn, William Turner, David Knox, David Linton, John Adiletta, Vijay Fozdar, Thom Waye, Larry Wetzel and Ardeshir Darabi.  This figure does not include indirect ownership of share by Thom Waye, as described in Note (11) above.  Includes an aggregate of 4,683,334 shares subject to Vested Options held by such persons.

Securities Authorized for Issuance Under Equity Compensations Plans

The following table gives information as of March 31, 2006, the end of our most recently completed fiscal year, about shares of common stock that may be issued upon the exercise of options under our 1998 Stock Option Plan and our 2000 Stock Option Plan, which are our only existing equity compensation plans.

We will not issue any further options under the 1998 Stock Option Plan.  As of March 31, 2006, stock options for 290,000 shares were outstanding under the 1998 Stock Option Plan, of which 250,000 were issued to directors and officers of our company.

We are authorized to issue options to acquire up to 5,266,720 common shares of our company under the 2000 Stock Option Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c )
Equity compensation plans approved by security holders	3,745,000	$0.14	1,811,720
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	3,745,000	$0.14	1,811,720

Section 16(a) Beneficial Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year 2006, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Required Forms
Integrated Data Corp.	0	1(1)	1(1)
Integrated Technologies & Systems Ltd.	0	1(2)	2(2)
David Linton	1(3)	1(3)	Nil

(1)

The named 10% stockholder failed to file a Form 4 regarding the disposition of a convertible promissory note issued by DataWave.

(2)

The named 10% stockholder failed to file a Form 3 regarding the acquisitions of a convertible promissory note issued by DataWave and a Form 4 to report the subsequent disposition of the convertible promissory note.

(3)

The named officer filed a late Form 4 regarding the grant of stock options to him.

RELATIONSHIPS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has selected Deloitte & Touche LLP as our independent auditors for the 2007 fiscal year.  Deloitte & Touche LLP has audited our financial statements since March 10, 1996.  Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Representatives of Deloitte & Touche LLP attend all meetings of the Audit Committee.  The Audit Committee reviews audit and non-audit services performed by Deloitte & Touche LLP as well as the fees charged by Deloitte & Touche LLP for such services.  In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence.  Additional information concerning the Audit Committee and its activities with Deloitte & Touche LLP can be found under “Board Meetings and Committees” and “Audit Committee Report” earlier in this proxy statement.

Our Audit Committee has considered and determined that the services provided by Deloitte & Touche LLP are compatible with maintaining the principal’s accountant’s independence.

Fees Paid to Deloitte & Touche LLP for Fiscal 2006 and 2005

The following is a summary of the aggregate fees billed to us in fiscal 2006 and 2005 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, including Deloitte Consulting, which are collectively referred to below as Deloitte & Touche.

	March 31, 2006	March 31, 2005

Audit Fees	$ 200,000	$162,500
Audit Related Fees	$ 16,500	$ 40,000
Tax Fees	Nil	Nil
All Other Fees	$ 22,000	Nil

Audit Fees.  This category includes the fees for the examination of our consolidated financial statements and the quarterly reviews of our interim financial statements.  This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements, and the preparation of an annual management letter on internal control matters.

Audit Related Fees.  Audit-related services are closely related to the financial audit process and primarily consist of work on registration statements filed with the U.S. Securities and Exchange Commission; and related accounting advice and related internal control advisory services; AICPA SAS to third party reviews; and related accounting advice.

Tax and Other Fees.  Deloitte & Touche LLP provided advice and assistance to us regarding corporate finance issues. Otherwise Deloitte & Touche LLP did not perform any tax or other non-audit related services for our company.

Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee reviews the scope and extent of all audit and non-audit services to be provided by the independent auditors, including any engagement letters, and reviews and pre-approves all fees to be charged for such services.  The Audit Committee may establish additional or other procedures for the approval of audit and non audit services that our independent auditors perform. In pre-approving services to be provided by the independent auditors, the Audit Committee considers whether such services are consistent with applicable rules regarding auditor independence.

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are not historical facts and that are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation. Typically, we identify these forward-looking statements with words like “expect,” “intend,” “may,” “might,” “should,” “believe,” “anticipate,” “expect,” “estimate,” or similar expressions. We and our representatives may also make similar forward-looking statements from time to time orally or in writing.

These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. They are based on currently available information and current expectations and projections about future events. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to the following:

•

we may be unable to obtain the required stockholder approval for the merger at the annual meeting;

•

we may be unable to obtain the necessary regulatory approvals for the merger in a timely matter or at all, or we may be able to obtain such approvals only by agreeing to conditions that would not be acceptable to DataWave or InComm;

•

the conditions to the closing of the merger may not be satisfied, or the merger agreement may be terminated prior to closing;

•

disruptions and uncertainty resulting from our proposed merger with a major customer may make it more difficult for us to maintain relationships with other customers, employees or suppliers, and as a result our business may suffer;

•

the restrictions on our conduct prior to closing contained in the merger agreement may have a negative effect on our flexibility and our business operations;

•

changes in the regulatory environment in which we operate, including changes in payment or reimbursement procedures, may occur;

•

our business may suffer as a result of competition in the pre-paid products and services industry;

•

the merger may involve unexpected costs or unexpected liabilities; and

•

additional factors discussed in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, under the headings “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and “Risk Factors.”

These factors may not be all of the factors that could cause actual results to differ materially from those discussed in any forward-looking statements. Our company operates in a continually changing business environment and new factors emerge from time to time. We cannot predict all such factors nor can we assess the impact, if any, of such factors on our financial position or our results of operations. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

The forward-looking statements in this proxy statement speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

FUTURE STOCKHOLDER PROPOSALS

If the merger is completed, we will have no public stockholders and no public participation in any of future stockholder meetings.

If the merger is not completed, we will continue to be a public company.  If we hold an annual meeting of stockholders in 2007, any stockholder who wishes to have a stockholder proposal included in our proxy statement for the 2007 Annual Meeting must have submitted the proposal in writing to the Corporate Secretary, DataWave Systems Inc., at 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada, V6V 2L1 to be received by us no later than October 22, 2007.  Proposals must comply with all applicable rules and regulations of the SEC.  Further, if you would like to nominate a director or bring any other business before the stockholders at the 2007 Annual Meeting, you must comply with the procedures contained in the Bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary of our company no later than October 22, 2007.  While the Board will consider stockholder proposals, we reserve the right to omit from our 2007 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION

DataWave files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy this information at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Our public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

Financial information is provided in our comparative financial statements and management’s discussion and analysis for the financial year ended March 31, 2006.  Copies of our financial statements and MD&A can be obtained on request from our Corporate Secretary at DataWave Systems Inc., at 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada, V6V 2L1.  Additional information relating to DataWave is available on SEDAR at www.sedar.com under DataWave’s profile.

If you have questions about the annual meeting or the merger after reading this proxy statement, or if you would like additional copies of this proxy statement or the proxy card, you should contact [        ], at [                ], or by telephone at (___) ___________.

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from or that adds to what is contained in this proxy statement.  Therefore, if anyone does give you information of this sort, you should not rely on it.  If you are in a jurisdiction where the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you.  The information contained in this document speaks only as of [______________], 2006, the date indicated on the cover of this document, unless the information specifically indicates that another date applies.  The mailing of this proxy statement to our stockholders does not create any implication to the contrary.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented for consideration at the annual meeting.  If other matters are properly brought before the annual meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Joshua Emanuel, Chairman of the Board

[______________], 2006

ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

INCOMM HOLDINGS, INC.,

DATAWAVE ACQUISITION, INC.

AND

DATAWAVE SYSTEMS INC.

September 15, 2006

TABLE OF CONTENTS

Page No.

ARTICLE I THE MERGER

2

1.1

The Merger

2

1.2

Closing

2

1.3

Effective Time

2

1.4

Certificate of Incorporation and Bylaws of the Surviving Corporation

2

1.5

Directors and Officers of the Surviving Corporation

3

1.6

Further Assurances

3

ARTICLE II CONVERSION OF STOCK; PAYMENT OF CONSIDERATION

3

2.1

Merger Sub Stock

3

2.2

Company Stock

3

2.3

Company Options

4

2.4

Payment of Consideration

5

2.5

Working Capital Adjustment.

7

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY

12

3.1

Corporate Existence and Standing Power; Authorization and Validity of Agreement and

Enforceability; Domestication in Delaware.

12

3.2

Capital Structure.

14

3.3

Subsidiaries and Investments

16

3.4

Company SEC Documents; Financial Statements; OTCBB Compliance.

16

3.5

Books and Records

19

3.6

Assets; Permitted Liens.

19

3.7

Real Property.

20

3.8

Contracts.

21

3.9

Non-Contravention; Approvals and Consents.

23

3.10

Litigation

24

3.11

Taxes

24

3.12

Insurance

27

3.13

Intellectual Property

27

3.14

Compliance with Laws; Permits; Environmental Matters

31

3.15

Client and Supplier Relations; Sales of Products; Performance of Services

33

3.16

Employee Benefit Matters.

34

3.17

Employment Relations

36

3.18

Accounts Receivable; Work-in-Process; Accounts Payable

37

3.19

Bank Accounts and Powers of Attorney

37

3.20

Employees Location and Compensation

37

3.21

Absence of Certain Changes or Events

38

3.22

Corporate Controls

39

3.23

No Restrictions on Business

39

3.24

Opinion of Financial Advisor

39

3.25

Brokers

39

3.26

Transaction Costs

40

3.27

Payments to Employees, Etc

40

3.28

Disclosure

40

3.29

Copies of Documents

40

ARTICLE IV REPRESENTATIONS OF PARENT AND MERGER SUB

40

4.1

Organization, Standing and  Corporate Power

40

4.2

Execution and Validity of Agreement

41

4.3

Enforceability

41

4.4

Approvals

41

4.5

Interim Operations of Merger Sub

41

4.6

Financing Commitment Letter

41

4.7

Brokers

42

A-i

ARTICLE V COVENANTS RELATING TO CONDUCT OF BUSINESS

42

5.1

Conduct of the Company’s Business

42

5.2

No Solicitation by the Company

45

5.3

Employee Benefit Matters

47

ARTICLE VI ADDITIONAL AGREEMENTS

47

6.1

Proxy Statement

47

6.2

Company Stockholders’ Meeting

48

6.3

Access to Information; Confidentiality

50

6.4

Further Actions

50

6.5

Filings; Other Actions

50

6.6

Fees and Expenses; Termination Fee; Reimbursement; Reliance

52

6.7

Public Announcements; Other Communications

53

6.8

Director’s and Officer’s Insurance and Indemnification

53

6.9

Subsequent Financial Statements

54

ARTICLE VII CONDITIONS TO THE MERGER

54

7.1

Conditions to Each Party’s Obligation to Effect the Merger

54

7.2

Conditions to Obligation of Parent and Merger Sub

54

7.3

Conditions to Obligation of the Company

56

ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER

57

8.1

Termination

57

8.2

Effect of Termination

58

8.3

Amendment

58

8.4

Extension; Waiver

59

ARTICLE IX GENERAL PROVISIONS

59

9.1

Governing Law; Consent to Jurisdiction

59

9.2

Certain Definitions

59

9.3

Interpretation

61

9.4

Notices

61

9.5

Assignment

62

9.6

Severability

63

9.7

Counterparts

63

9.8

Entire Agreement

63

9.9

Third Party Beneficiaries

63

9.10

Taxes

63

9.11

Attorneys’ Fees

63

9.12

Representative

63

9.13

Mediation

64

9.14

Representations and Warranties

65

9.15

Enforcement

65

9.16

Index of Defined Terms

65

EXHIBITS

Exhibit A – Escrow Agreement

SCHEDULES

Schedule 2.3.4

Company Options

Schedule 3.2.1

Company Common Stock

Schedule 3.2.3

Directors’ Qualifying Shares

Schedule 3.2.5

Voting Agreements and Other Agreements

Schedule 3.3

Subsidiaries and Investments

Schedule 3.4.2

Non Audit Services

Schedule 3.4.5

Related Party Transactions

Schedule 3.5

Books and Records

Schedule 3.6.2

Permitted Liens

A-ii

Schedule 3.7.2

Leases

Schedule 3.8.1

Contracts

Schedule 3.8.3

No Conflict; Third Party Approval

Schedule 3.9.1

Non-Contravention

Schedule 3.10

Litigation

Schedule 3.11

Taxes

Schedule 3.12

Insurance

Schedule 3.13.1

Intellectual Property

Schedule 3.13.2

IP Indemnification Claims

Schedule 3.13.6

Employee Confidentiality and IP Right Obligations

Schedule 3.15.1

Client Relations

Schedule 3.15.2

Supplier Relations

Schedule 3.16.1

Company Plans

Schedule 3.16.2

Severance

Schedule 3.16.3

Multiple-Employer Plans

Schedule 3.16.4

Right to Terminate Company Plans

Schedule 3.16.6

Tax Qualification

Schedule 3.19

Bank Accounts

Schedule 3.20

Employees Location and Compensation

Schedule 3.21

Absence of Certain Changes or Events

Schedule 3.23

Restrictions on Business

Schedule 3.25

Brokers

Schedule 3.26

Transaction Costs

Schedule 4.7

Brokers

Schedule 5.1

Conduct of the Company’s Business

A-iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated September 15, 2006 (the “Execution Date”), is entered into by and among INCOMM HOLDINGS, INC., a Georgia corporation (“Parent”), DATAWAVE ACQUISITION, INC., a Delaware corporation (“Merger Sub”), and DATAWAVE SYSTEMS INC., a Delaware corporation (the “Company”).  Parent, Merger Sub and the Company are each referred to as a “Party” and are collectively referred to as the “Parties.”

WITNESSETH:

WHEREAS, the Company is a holding company that operates primarily through its Subsidiaries, and the Company and its Subsidiaries provide prepaid products and services, such as phone cards, prepaid cellular time, prepaid financial products, gift cards and stored valued cards, through their point-of-sale network in Canada and the United States (the “Company Business”); and

WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (“DGCL”), Parent, Merger Sub and the Company intend to enter into a business combination transaction pursuant to which Merger Sub will merge with and into the Company, with the Company surviving (the “Merger”); and

WHEREAS, the Boards of Directors of Parent and Merger Sub (i) have determined that the Merger is fair to, and in the best interest of, Parent and its shareholders and Merger Sub and its stockholders, respectively, and (ii) have approved and adopted this Agreement, the Merger and the other transactions contemplated by this Agreement; and

1)WHEREAS, the Board of Directors of the Company (i) has determined that the Merger is fair to, and in the best interest of, the Company and its stockholders and (ii) has approved and adopted this Agreement, the Merger and the other transactions contemplated by this Agreement; and

WHEREAS, Parent and Merger Sub have required, as a condition to their entry into this Agreement, that certain Persons enter into a stockholders agreement in connection with the Merger; and

WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also desire to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties, the Parties hereto agree as follows:

ARTICLE I
THE MERGER

1.1

The Merger

.  At the Effective Time, upon the terms and subject to the conditions of this Agreement, Merger Sub will be merged with and into the Company in accordance with the DGCL, and the separate corporate existence of Merger Sub shall cease.  The Company shall be the surviving corporation in the Merger (sometimes referred to as the “Surviving Corporation”), and the Company shall continue to be governed by the laws of the State of Delaware.  The separate corporate existence of the Company, with all its rights (including contract rights), privileges, immunities, powers and franchises, shall continue unaffected by the Merger.  The Merger shall have the effects specified in Section 259 of the DGCL.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the assets, property, rights (including contract rights), privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.2

Closing

.  The closing of the Merger (the “Closing”) will take place at the offices of Morris, Manning & Martin, LLP, 3343 Peachtree Road, NE, 1600 Atlanta Financial Center, Atlanta, Georgia 30326, as promptly as practicable (but no later than five Business Days) following satisfaction or waiver of the conditions set forth in Article VII (other than conditions which by their nature are to be satisfied at Closing, but subject to those conditions).  The date on which the Closing occurs is referred to as the “Closing Date”.

1.3

Effective Time

.  Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable after the Closing and on the Closing Date, the Company shall file with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) a certificate of merger (the “Certificate of Merger”) and such other documents as may be required by the DGCL in order for the Merger to become effective, such Certificate of Merger and such other documents being duly prepared, executed and acknowledged by the Parties, as applicable.  The Merger shall become effective upon the filing of the Certificate of Merger with the Delaware Secretary of State unless Parent and the Company agree to a subsequent date or time and specify such date and time in the Certificate of Merger (the time the Merger becomes effective being referred to as the “Effective Time”).

1.4

Certificate of Incorporation and Bylaws of the Surviving Corporation

.

1.4.1

Certificate of Incorporation

.  As of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or any other Person being required, the Certificate of Incorporation of the Surviving Corporation shall be amended and restated to read the same as the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time (except that Article 1 thereof shall read “The name of the Corporation is DataWave Systems, Inc.”, and as so amended and restated, shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable Law).

1.4.2

Bylaws

.  As of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or any other Person being required, the Bylaws of the Surviving Corporation shall be amended and restated to read the same as the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter changed or amended as provided therein or by applicable Law, except that the Bylaws shall be amended to reflect that the name of the Surviving Corporation shall be “DataWave Systems Inc.”

1.5

Directors and Officers of the Surviving Corporation

.  The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, and they will serve until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.  The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation (each such Person holding the same office with respect to the Surviving Corporation as such Person held with the Merger Sub), and they will serve until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.

1.6

Further Assurances

.  At and following the Closing, each Party hereto will execute such further documents and instruments and take such further actions as may reasonably be requested by one or more of the others to consummate the Merger, to vest the Surviving Corporation with full title to all assets, properties, rights, approvals, immunities and franchises of either Merger Sub or the Company and to effect the other purposes of this Agreement.

ARTICLE II
CONVERSION OF STOCK; PAYMENT OF CONSIDERATION

2.1

Merger Sub Stock

.  At the Effective Time, by virtue of the Merger, each share of common stock, par value $.01 per share, of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation, without any action on the part of the holder thereof.

2.2

Company Stock

.

2.2.1

Common Stock

.  Each issued and outstanding share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) (other than shares to be cancelled in accordance with Section 2.2.2 and other than Dissenting Shares) shall be converted, as of the Effective Time, into the right to receive cash in an amount equal to the quotient of (a) $36,000,000 plus or minus any Final Working Capital Adjustment, as determined in accordance with Section 2.5.5, minus all Parent Escrow Distributions, as determined in accordance with Section 2.5.4, divided by (b) the total number of shares of Company Common Stock outstanding at the Effective Time (the “Per Share Merger Consideration”), with such Per Share Merger Consideration to be delivered as set forth in this Agreement.  The “Merger Consideration” shall be the total Per Share Merger Consideration required to be delivered by Parent and Merger Sub to all of the holders of the Company Common Stock (the “Company Stockholders”) in the aggregate pursuant to this Agreement.  At the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive such holder’s Per Share Merger Consideration.

2.2.2

Treasury Stock

.  Each share of Company Common Stock that is directly owned by the Company or any wholly-owned Subsidiary of the Company immediately prior to the Effective Time shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

2.3

Company Options

.

2.3.1

Conversion of Company Options

.  Immediately prior to the Closing, all outstanding options, restricted stock awards, stock appreciation rights, warrants and other securities convertible into or exchangeable for shares of Company Common Stock or other securities of the Company (collectively, the “Company Options”) shall be converted by the Company, with the written consent of the holders of such securities, if necessary, into Company Common Stock, by cashless exercise or otherwise (the “Option Conversion”).  The Option Conversion shall be accomplished pursuant to amendments to be made by the Company, with the prior written consent of Parent, to the provisions of (a) the DataWave Systems Inc. Stock Option Plan, July 31, 1998 (the “1998 Plan”), (b) the DataWave Systems Inc. 2000 Amended Stock Option Plan (the “2000 Plan”) and (c) all other agreements related to the Company Options (collectively, with the 1998 Plan and the 2000 Plan, and as amended and as to be amended pursuant to amendments in a form proposed by the Company and approved by Parent, the “Company Option Plans”); provided, however, that no such conversions shall affect the total Merger Consideration to be paid by Parent and Merger Sub in connection with the Merger.

2.3.2

Termination of Company Option Plans

.  At or prior to the Closing, the Company shall amend the Company Option Plans to cancel such Company Option Plans, and there shall be no further issuances of Company Options or shares of Company Common Stock thereunder.

2.3.3

Withholding

.  Prior to the Closing, the Company shall collect and withhold all required employment and other withholding Taxes applicable or relating to the exercise of, or any other action, omission or other thing relating to, the Company Options, regardless of whether such withholding or other Taxes arise prior to, contemporaneously with or after the Closing.

2.3.4

Company Options

.  Schedule 2.3.4 sets forth a true, correct and complete list as of the Execution Date of each outstanding Company Option, including the name of the option holder, the number of shares of Company Common Stock subject to such option, the applicable vesting schedule (including the number of shares vested as of the Execution Date), the exercise price payable per share and the number of shares under each such Company Option that would vest due to acceleration upon the consummation of the Merger and the transactions contemplated hereby.  The Company has previously delivered or made available to Parent copies of all agreements, including option agreements, related to the outstanding Company Options.

2.4

Payment of Consideration

.

2.4.1

3)Exchange Agent

.  Prior to the Effective Time, Parent shall designate a bank or trust company reasonably acceptable to the Company (the “Exchange Agent”) that will be responsible for delivery of payment of the Merger Consideration to the Company Stockholders.  Promptly after the Effective Time, Parent shall deposit with (a) the Exchange Agent, for the benefit of the Company Stockholders, cash in an aggregate amount equal to (i) $36,000,000 plus or minus (ii) the Estimated Working Capital Adjustment, as determined in accordance with Section 2.5.3, minus (iii) the Escrow Amount, as determined in accordance with Section 2.5.4, which deposit shall be used solely and exclusively for purposes of paying the Closing Date portion of the Per Share Merger Consideration specified in Section 2.2.1, and (b) the Escrow Agent, for the benefit of the Company Stockholders and the settlement of any Working Capital disputes or Parent indemnification claims, cash in an aggregate amount equal to the Escrow Amount.  Any Merger Consideration deposited with the Exchange Agent, which has not been distributed pursuant to Section 2.4.2 hereof on or prior to the date that is the later of (A) one year after the Effective Time or (B) two months after the Final Distribution Date, shall be irrevocably delivered to Parent, upon demand, and any such holder who has not exchanged shares of Company Common Stock for the Per Share Merger Consideration prior to that time shall thereafter look only to Parent for payment of the Per Share Merger Consideration; provided, however, that any and all interest earned at any time on the cash deposited with the Exchange Agent shall inure to the benefit of, and belong to, Parent.  The Company shall bear all costs and expenses of the Exchange Agent, which shall be a company that is experienced in serving as exchange agent in transactions such as the Merger and which will be selected by the Company in its reasonable discretion after consultation with Parent, with respect to the transactions contemplated by this Agreement.

2.4.2

Exchange Procedure

.  As soon as reasonably practicable after the Effective Time and in any event within five Business Days following the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the “Certificates”), which shares were converted into the right to receive such holder’s ratable portion of the Merger Consideration: (a) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such Person shall pass, only upon the proper delivery of the Certificates and shall be in a form and have such other provisions as Parent may reasonably specify); and (b) instructions as specified by Parent for use in effecting the exchange of the Certificates for the Merger Consideration, which shall be in form and substance reasonably satisfactory to the Company.  Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and executed, and all other documents required by the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor, and the Exchange Agent shall promptly distribute to such holder, the ratable portion of the Merger Consideration to which such holder is entitled pursuant to Section 2.2.1 (less any ratable portion of the Escrow Amount, which shall be subject to distribution in accordance with Section 2.5.4), and the Certificate so surrendered shall forthwith be cancelled.  Until surrendered as contemplated by this Section 2.4.2, each Certificate shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the Per Share Merger Consideration, without interest, into which the shares of Company Common Stock theretofor represented by such Certificate shall have been converted pursuant to Section 2.2.1.

2.4.3

No Further Ownership Rights in Company Common Stock

.  All Merger Consideration paid upon the surrender of Certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such Certificates.  At the close of business on the day of the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time.  In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer, and the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable.  If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this Article II.

2.4.4

No Liability

.  None of Parent, Merger Sub, the Company or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.  If any Certificate shall not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental or Regulatory Authority), the Merger Consideration shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

2.4.5

Lost Certificates

.  If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will pay to the holder of such lost, stolen or destroyed Certificate, such holder’s Merger Consideration.

2.4.6

Withholding Rights

.  Parent shall deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any Company Stockholder such amounts as it is required by applicable Law to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”) or any provisions of any other Tax Law.  To the extent that amounts are so deducted and withheld by Parent, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Company Stockholder in respect to which such deduction and withholding were made by Parent.

2.4.7

Dissenting Shares

.  Notwithstanding anything in this Agreement to the contrary, any Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder (a “Dissenting Stockholder”) who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such Company Common Stock in accordance with the DGCL (“Dissenting Shares”) shall not be converted into a right to receive the Merger Consideration in accordance with Section 2.2.1, but shall represent and become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the Laws of the State of Delaware, unless and until such holder fails to perfect or withdraws or otherwise loses such holder’s right to appraisal and payment under the DGCL.  If, after the Effective Time, such holder fails to perfect or withdraws or otherwise loses such holder’s right to appraisal, such former Dissenting Shares held by such holder shall be treated as if they had been converted as of the Effective Time into a right to receive, upon surrender as provided above, the Merger Consideration, without any interest or dividends thereon, in accordance with Section 2.2.1.  The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company, and Parent shall have the right to direct all negotiations and proceedings with respect to such demands.  The Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands.

2.5

Working Capital Adjustment.

2.5.1

Definitions

.  “Working Capital” of the Company and its Subsidiaries other than Nextwave (“Wholly-Owned Subsidiaries”), as of the Closing Date, shall mean the cash and other current assets of the Company, reduced by all of the current liabilities of the Company (including all accrued but unpaid Company Transaction Costs), calculated in accordance with United States generally accepted accounting principles (“GAAP”).  “Target Working Capital” means $2,010,000.

2.5.2

Estimated Working Capital Statement

.  The Company shall cause to be delivered to Parent and Merger Sub, at least ten Business Days prior to the Closing Date, a statement of its estimate of the Working Capital of the Company as of the Closing Date (the “Estimated Working Capital Statement”).  Such statement shall be (a) prepared in good faith in accordance with the terms of this Agreement, (b) accompanied by a certificate as to its preparation executed by the Chief Financial Officer of the Company and (c) subject to the reasonable approval of Parent and Parent’s auditors.  Parent and its accountants and advisors shall be given full access to all of the Company’s and its Wholly-Owned Subsidiaries’ books and records for purposes of evaluating the accuracy and completeness of the Estimated Working Capital Statement.  If Parent believes, acting reasonably and in good faith, that the Estimated

Working Capital Statement is in error, Parent may challenge the contents of the Estimated Working Capital Statement within six Business Days following delivery by delivering a written notice of disagreement to the Company.  If Parent timely delivers a written notice of disagreement to the Company, Parent and the Company shall use their good faith efforts to resolve any disputes with respect to the Estimated Working Capital Statement prior to the Closing Date, and the amount of Merger Consideration to be paid to the Exchange Agent for the benefit of the Company Stockholders at the Effective Time shall be based on the Working Capital estimate as mutually agreed to in writing by Parent and the Company, if any.  If Parent does not timely deliver a notice of disagreement to the Company, the amount of Merger Consideration to be paid to the Exchange Agent at the Effective Time shall be based on the Estimated Working Capital Statement.  If Parent timely delivers a notice of disagreement to the Company but Parent and the Company are unable to resolve their dispute on the form of Estimated Working Capital Statement within six Business days of the delivery by Parent to the Company of such notice of disagreement, then the amount of Merger Consideration to be paid to the Exchange Agent at the Effective Time shall be based on the amount of Working Capital set forth in such notice of disagreement.

2.5.3

Estimated Working Capital Adjustment

.  The “Estimated Working Capital Adjustment” shall be the amount, if any, by which the estimate of the Company’s Working Capital as of the Closing Date, as set forth in the Estimated Working Capital Statement, as mutually agreed to by Parent and the Company, or as set forth in the notice of disagreement, each as contemplated by Section 2.5.2 above, as the case may be (the “Estimated Working Capital”), is greater or less than the Target Working Capital.  If the Estimated Working Capital is greater than the Target Working Capital, then the amount of such surplus shall be added to the $36,000,000 to be paid by Parent to the Exchange Agent pursuant to Section 2.4.2.  If the Estimated Working Capital is less than the Target Working Capital, then the amount of such deficiency shall be subtracted from the $36,000,000 to be paid by Parent to the Exchange Agent pursuant to Section 2.4.1.  All amounts payable in connection with the Merger, including amounts required to be paid pursuant to Section 2.4 and this Section 2.5, are expressly subject to the amounts required to be held back and, if applicable, paid to Parent pursuant to this Section 2.5.

2.5.4

Escrow Amount

.

(a)

At the Effective Time, Parent shall deposit an aggregate cash amount (the “Escrow Amount”) equal to (i) 120% of the Estimated Working Capital Adjustment (expressed as a positive number), if any (the “WC Escrow”), plus (ii) $1,800,000 (the “Holdback”), into an interest bearing account or accounts (collectively, the “Escrow Account”), as specified in the Escrow Agreement (as defined below), at SunTrust Bank (the “Escrow Agent”).  The Escrow Agent shall hold the Escrow Amount pursuant to an escrow agreement to be entered into by Parent, the Representative and the Escrow Agent in the form attached hereto as Exhibit A (the “Escrow Agreement”).

(b)

Within five Business Days after the determination of the Final Working Capital pursuant to the procedures set forth in Section 2.5.5, the Representative and Parent shall jointly direct the Escrow Agent:

(i)

if the Final Working Capital is less than the Estimated Working Capital, to make a cash payment (A) to Parent out of the Escrow Account in an amount equal to the deficiency, plus an amount equal to the interest earned on such deficiency during the period from the Closing Date until the date of such escrow distribution, and (B) to the Exchange Agent, for the benefit of the Company Stockholders, an amount equal to (y) the WC Escrow less (z) such deficiency, plus an amount equal to the interest earned on such difference from the Closing Date until the date of such escrow distribution (less any fees owed by the Company Stockholders pursuant to Section 2.5.5, which amount shall be paid to the Independent Auditors);

(ii)

if the Final Working Capital is greater than the Estimated Working Capital, to make a cash payment to the Exchange Agent, for the benefit of the Company Stockholders, of an amount equal to the WC Escrow, including all interest earned thereon (less any fees owed by the Company Stockholders, pursuant to Section 2.5.5, which amount shall be paid to the Independent Auditors), and Parent shall deliver to the Exchange Agent, for the benefit of the Company Stockholders, an additional amount in cash equal to the amount that the Final Working Capital is greater than the Estimated Working Capital; or

(iii)

if the Final Working Capital equals the Estimated Working Capital, to make a cash payment to the Exchange Agent, for the benefit of the Company Stockholders, of an amount equal to the WC Escrow, including all interest earned thereon (less any fees owed by the Company Stockholders, pursuant to Section 2.5.5, which amount shall be paid to the Independent Auditors).

(c)

The Company, and each Company Stockholder by their approval of the Merger, hereby agree that upon the consummation of the Merger at the Closing, the Holdback shall be made available to Parent, on the terms set forth in the Escrow Agreement, to indemnify Parent against, and to protect, save and keep harmless Parent from, and to assume liability for, the payment of all losses, liabilities, damages, costs, assessments, fines, interest, penalties, deficiencies and other obligations and expenses (including reasonable out of pocket attorneys’ fees and expenses) (“Losses”) that are imposed on or incurred by Parent as a consequence of or in connection with: (i) any misrepresentation in connection with, or inaccuracy or breach of, any representation or warranty contained in Article III hereof; (ii) any action, demand, proceeding, investigation or claim by any Third Party (including any Governmental or Regulatory Authority) against or affecting Parent that relates to a misrepresentation or breach of any of the representations and warranties contained in Article III hereof or in any certificate delivered by the Company at the Closing; (iii) any breach of or failure by the Company to comply with or perform any agreement or covenant contained in this Agreement or in any other document, agreement or instrument executed in connection with the transactions contemplated hereby; and (iv) any Taxes due and owing by the Company (or the Surviving Corporation) with respect to any period ending on or prior to the Closing Date, including any Taxes on account of the Domestication or the transactions contemplated by this Agreement or in any agreement related or ancillary hereto.  The term “Losses” as used herein shall not be limited to matters asserted by third parties against Parent, but includes Losses incurred or sustained by Parent in the absence of third party claims.  The Representative and Parent shall jointly direct the Escrow Agent to make distributions out of the Holdback to Parent (each, a “Parent Escrow Distribution”) in amounts equal to the amount of any indemnifiable Losses that are determined to be payable to Parent in accordance with the Escrow Agreement.  Parent may raise claims for indemnification under this Section 2.5.4(c) during the 12 month period following the Closing Date.  On the day that is the first Business Day following the date that is the 12 month anniversary of the Closing Date, the Representative and Parent shall jointly direct the Escrow Agent to make a distribution to the Exchange Agent, for the benefit of the Company Stockholders, in an aggregate amount equal to the difference between the Holdback, less all distributions made from the Holdback prior to such date, less the total amount of all unresolved claims made by Parent as set forth on the Claims Schedule (as defined in the Escrow Agreement) delivered by Parent on or prior to the date that is the 12 month anniversary of the Closing Date.

(d)

On the later of (i) the first Business Day following the date which is the 12 month anniversary of the Closing Date, and (ii) the date on which all claims for Losses by Parent pursuant to Section 2.5.4(c) have been resolved in accordance with the Escrow Agreement (such date, the “Final Distribution Date”), the Representative and Parent shall jointly direct the Escrow Agent to make a distribution to the Exchange Agent, for the benefit of the Company Stockholders, in an aggregate amount equal to the following:

(A)

the difference between (y) the Holdback less (z) all distributions made from the Holdback on or prior to the Final Distribution Date; plus

(B)

an amount equal to the interest earned on the cash amount determined in clause (A) above during the period from the Closing Date and ending on the Final Distribution Date;

provided, however, if the foregoing results in a negative number, then such escrow distribution shall be zero.

(e)

Any distributions from the Escrow Account to the Exchange Agent shall be distributed among the Company Stockholders (who have validly tendered their Company Certificates in accordance with Section 2.4) on a pro rata basis, in proportion to (i) the total amount of Merger Consideration allocated to each Company Stockholder at the Closing divided by (ii) the aggregate amount of all Merger Consideration allocated to all Company Stockholders at Closing (it being understood and agreed that amounts distributed to each Company Stockholder will be reduced by such Company Stockholder’s proportional share of any amounts that are reimbursed to the Representative under the Escrow Agreement).  No Party hereunder nor any Company Stockholder shall be required to place amounts into the Escrow Account in excess of those amounts specifically required pursuant to the first sentence of this Section 2.5.4.

(f)

The Parties agree that the Holdback has been established to satisfy the indemnification claims by Parent following the Closing.  Parent acknowledges and agrees that other than with respect to Losses caused by fraudulent acts or omissions or intentional misrepresentations committed by the Company or any officer, director or Company Stockholder, upon the consummation of the Merger, Parent’s sole and exclusive remedy for any breach of any representation or warranty of the Company contained in this Agreement (including breaches of representations and warranties with respect to items set forth in Sections 2.5.4(c)(ii) and (iv) above) or in any agreement executed in connection herewith shall be to seek indemnification out of the Holdback, and Parent shall have no recourse against any Company Stockholder (other than for breaches of representations, warranties and agreements made by Company Stockholders in the stockholders agreement executed and delivered in connection with the Merger) or any other Person personally in connection therewith.  The Company Stockholders are intended third party beneficiaries of this provision.  Payments made under this Section 2.5.4 shall be treated by each of the Parties as purchase price adjustments, and the Parties agree to file all Tax returns consistent with such treatment.

2.5.5

Determination of Final Working Capital Adjustment; Accounting Procedures

.  Promptly after the Closing Date, provided that the independent accounting firm then auditing the books of Parent (the “Accountants”) shall have received from the Company and its Wholly-Owned Subsidiaries all information, books and records reasonably requested by the Accountants in order to audit the Working Capital calculation in the Estimated Working Capital Statement, Parent shall cause the Accountants to perform such tests or procedures on the books and records of the Company and its Wholly-Owned Subsidiaries that the Accountants deem reasonably necessary to audit the consolidated balance sheet of the Company as of the Closing Date, which audit will be done in accordance with GAAP and the definition of “Working Capital” in Section 2.5.1.  Parent shall provide to the Representative the result of the Accountant’s audit of the Working Capital set forth in the Estimated Working Capital Statement together with all adjustments (and reasonable detail describing the amounts and reasons for any such adjustments) made by the Accountants pursuant to such audit (the “Special Determination,” with such audited balance sheet included in the Special Determination being referred to as the “Closing Date Balance Sheet”).  If the Representative does not agree that the Special Determination correctly states the amount of Working Capital, the Representative shall promptly (but not later than 30 days after the delivery of the Special Determination) give written notice to the Parent of any exceptions thereto (in reasonable detail describing the nature of the disagreement asserted).  If the Representative and Parent reconcile their differences, the Working Capital calculation shall be adjusted accordingly, and such adjusted Working Capital shall thereupon become binding, final and conclusive upon all of the Parties hereto and the Company Stockholders.  If the Representative and Parent are unable to reconcile their differences in writing within 20 days after written notice of exceptions is delivered to Parent, the items in dispute shall be submitted to a mutually acceptable accounting firm that has no material business relationship with either the Company or Parent selected from among the 20 largest accounting firms in the United States in terms of gross revenues (the “Independent Auditors”) for final determination, and the Working Capital calculation shall be deemed adjusted in accordance with the determination of the Independent Auditors, and such adjusted Working Capital shall become binding, final and conclusive upon all of the Parties hereto and the Company Stockholders.  The Independent Auditors shall consider only the items in dispute and shall be instructed to act within 30 days (or such longer period as the Representative and Parent may agree) to resolve all items in dispute.  If the Representative does not give notice of any exception within 30 days after the delivery of the Special Determination or if the Representative gives written notification of his acceptance of the Special Determination prior to the end of such 30 day period, the Working Capital calculation set forth in the Special Determination shall thereupon become binding, final and conclusive upon all of the Parties hereto and the Company Stockholders.  In the event the Independent Auditors are for any reason unable or unwilling to perform the services required of them under this Section 2.5.5, then the Parent and the Representative shall agree to select another accounting firm from among the 20 largest accounting firms in the United States in terms of gross revenues to perform the services to be performed under this Section 2.5.5 by the Independent Auditors.  For purposes of this Section 2.5.5, the term “Independent Auditors” shall include such other accounting firm chosen in accordance with the preceding sentence.  The Independent Auditors shall determine the Party (i.e., Parent or the Representative, as the case may be) whose asserted position as to the amount of Working Capital of the Company is furthest from the determination of disputed item(s) by the Independent Auditors, which non-prevailing Party shall pay the reasonable fees and expenses of the Independent Auditor (any payments made by or on behalf of the Company Stockholders shall be deducted from the Escrow Amount in accordance with the terms of the Escrow Agreement).  The books and records of the Company and its Wholly-Owned Subsidiaries shall be made available during normal business hours upon reasonable advance notice at the principal office of the Surviving Corporation, to the Representative, his accountants and the Independent Auditors to the extent required to determine the calculations required under this Section 2.5.5.  Each of the Parties shall make available to the other Party and its representatives (including auditors) any back-up materials generated by them to support a position that is contrary to the position taken by the other Party.  The “Final Working Capital” shall be the amount of Working Capital of the Company as of the Closing Date, as determined to be final, binding and conclusive pursuant to this Section 2.5.5.  The “Final Working Capital Adjustment” shall be the amount, if any, by which the Final Working Capital is greater or less than the Target Working Capital.

A-9

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent and Merger Sub that, except as set forth in the written disclosure schedules prepared by the Company which are dated as of the Execution Date, the following statements are true and correct as of the Execution Date, except where another date is specified, and will be true and correct as of the Closing Date:

3.1

Corporate Existence and Standing Power; Authorization and Validity of Agreement and Enforceability; Domestication in Delaware.

3.1.1

4)Corporate Existence and Standing Power

.  The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, with the requisite corporate power and authority to own and operate its properties and to conduct its business as it is now being conducted.  The Company is duly qualified or licensed to do business and is in good standing, or local Law equivalent, in each jurisdiction in which the nature of its business or the ownership or leasing of its properties or operations makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed or to be in good standing, or local Law equivalent, would not reasonably be expected to have a Material Adverse Effect.  The Company has delivered or made available to Parent true, correct and complete copies of (a) its Certificate of Incorporation and Bylaws, in each case as amended through the Execution Date, (b) its committee charters, codes of conduct or other comparable governing documents, in each case as amended through the Execution Date, (c) all the existing written consents and minutes of the meetings of its Board of Directors and each committee of its Board of Directors held since January 1, 2003 and (d) all the existing written consents and minutes of the meetings of its stockholders held since January 1, 2003.

3.1.2

5)Authorization and Validity of Agreement

.  The Company has the requisite corporate power and authority to execute and deliver this Agreement, and subject to obtaining the Company Stockholder Approval, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated hereby.  The Board of Directors of the Company, at a meeting duly called and held at which all directors of the Company were present in accordance with the Bylaws of the Company, duly adopted resolutions (the “Company Board Approval”) (a) approving and declaring advisable this Agreement, the Merger and the other transactions contemplated hereby, (b) declaring that it is advisable and making a determination that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and consummate the Merger on the terms and subject to the conditions set forth in this Agreement, (c) making a determination that this Agreement is fair to the Company and the Company Stockholders, (d) directing that this Agreement be submitted to a vote for adoption at a meeting of the Company Stockholders to be held as promptly as practicable as set forth in Section 6.2 and (e) recommending that the Company Stockholders adopt this Agreement, which resolutions have not been subsequently rescinded, modified or withdrawn in any way except as permitted by Section 6.2.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company, and other than the Company Stockholder Approval no corporate authorizations or approvals on the part of the Company are necessary to approve this Agreement to consummate the transactions contemplated by this Agreement.  The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock as of the record date established for the Company Stockholders’ Meeting, voting as a single class at the Company Stockholders’ Meeting in favor of adopting this Agreement (the “Company Stockholder Approval”), is the only vote of the holders of any class or series of the Company’s capital stock necessary to approve and adopt this Agreement and the Merger.  The approval of this Agreement, the Merger, the stockholders agreement and the transactions contemplated hereby and thereby by the Board of Directors of the Company constitutes the only action necessary to render inapplicable to this Agreement, the Merger, the stockholders agreement and the transactions contemplated hereby and thereby the restrictions on “business combinations” (as defined in Section 203 of the DGCL) set forth in Section 203 of the DGCL to the extent, if any, such restrictions would otherwise be applicable to this Agreement, the Merger, the stockholders agreement and the transactions contemplated hereby and thereby.  Except for Ontario Securities Commission Rule 61-501, no state or foreign takeover or similar statute or regulation is applicable to this Agreement, the Merger, the stockholders agreement or the other transactions contemplated hereby or thereby.  Prior to the execution of the stockholders agreement, the Board of Directors of the Company approved the stockholders agreement.

3.1.3

Enforceability

.  This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other Parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar Laws relating to or affecting the enforcement of the rights and remedies of creditors generally and principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

3.1.4

Domestication

.  The domestication of the Company from being organized under the Laws of Yukon Territory, Canada to being organized under the Laws of the State of Delaware (the “Domestication”) has been completed pursuant to the Certificate of Discontinuance from Registrar of Corporations, Yukon Territory, Canada, dated February 23, 2005 and the Certificate of Domestication filed with the State of Delaware, dated February 23, 2005, copies of which have been delivered or made available to Parent.  The Domestication was completed in accordance with the applicable Laws of Yukon Territory, Canada and the State of Delaware.  As a result of the Domestication:  (a) the property of the Company, as organized in Yukon Territory, Canada, continued to be the property of the Company; (b) an existing cause of action, claim or liability to prosecution of or against the Company, as organized in Yukon Territory, Canada, was unaffected; (c) a civil, criminal or administrative action or proceeding pending by or against the Company, as organized in Yukon Territory, Canada, may be continued to be prosecuted by or against the Company; (d) a conviction against, or ruling, order or judgment in favor of or against, the Company, as organized in Yukon Territory, Canada, may be enforced by or against the Company; and (e) no obligations or liabilities of the Company incurred prior to the Domestication were materially adversely affected.

3.2

Capital Structure.

3.2.1

6)Authorized and Issued Company Common Stock

.  The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock.  As of the Execution Date, (a) 54,326,834 shares of Company Common Stock were issued and outstanding (none of which are subject to repurchase options in favor of the Company by reason of having been originally issued as restricted shares) and (b) no Company Common Stock was issued and held by the Company in its treasury.  Schedule 3.2.1 sets forth a true, correct and complete list of the number of shares of Company Common Stock held by each registered holder thereof as of August 28, 2006, and since such date the Company has not issued any securities (including derivative securities) except for any shares of Company Common Stock issued upon exercise of Company Options outstanding under the Company Option Plans prior to such date.

3.2.2

Company Options

.  As of the Execution Date and regarding Company Options to purchase shares of Company Common Stock under the Company Option Plans:

(a)

7)The Company has reserved 290,000 shares of Company Common Stock for issuance to permitted grantees pursuant to the 1998 Plan, of which (i) no shares of Company Common Stock have been issued pursuant to option exercises, (ii) 290,000 shares are subject to outstanding, unexercised options, and (iii) no shares remain available for issuance thereunder; and

(b)

8)The Company has reserved 5,266,720 shares of Company Common Stock for issuance to permitted grantees pursuant to the 2000 Plan, of which (i) no shares of Company Common Stock have been issued pursuant to option exercises, (ii) 5,187,500 shares are subject to outstanding, unexercised options, and (iii) 79,220 shares remain available for issuance thereunder.

(c)

The Company has no other outstanding agreements that would be deemed Company Option Plans hereunder.

3.2.3

Valid Issuance

.  All outstanding shares of the Company’s capital stock were duly authorized, validly issued, and are fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, pre-emptive right, subscription right or any similar right under any provision of the DGCL, the Company’s Certificate of Incorporation or Bylaws, any Contract to which the Company is a party or otherwise bound or, with respect to the time prior to the Domestication, the Laws  of Yukon Territory, Canada.  None of the outstanding shares of the Company’s capital stock has been issued in violation of any federal, state or Canadian or other foreign securities Laws.  All of the outstanding shares of capital stock of each of the Company’s Subsidiaries were duly authorized, validly issued, and are fully paid and nonassessable, and all such shares (other than directors’ qualifying shares in the case of foreign Subsidiaries, all of which are set forth on Schedule 3.2.3 and except for the shares of Nextwave issued to Money Card Corp. as disclosed on Schedule 3.3) are owned by the Company or a Subsidiary free and clear of all Liens.  There are no accrued and unpaid dividends with respect to any outstanding shares of capital stock of the Company or any of its Subsidiaries.

3.2.4

Registration Under the Exchange Act

.  The Company Common Stock constitutes the only class of securities of the Company or its Subsidiaries registered or required to be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

3.2.5

Voting and Other Agreements

.  Except as set forth on Schedule 3.2.5, the Company is not a party to or bound by any agreement with respect to the voting (including voting trusts or proxies), registration under the Securities Act of 1933, as amended (the “Securities Act”), or sale or transfer (including agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company or its Subsidiaries.  To the Knowledge of the Company, there are no agreements among other parties, to which the Company is not a party and by which it is not bound, with respect to the voting (including voting trusts or proxies) or sale or transfer (including agreements relating to rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company or its Subsidiaries.

3.2.6

Convertible Securities

.  Except as described in this Section 3.2, no capital stock of the Company or any of its Subsidiaries or any security convertible or exchangeable into or exercisable for such capital stock, is issued, reserved for issuance or outstanding as of the Execution Date.  Except as described in this Section 3.2, there are no options, preemptive rights, warrants, calls, rights, commitments or agreements of any kind to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries is bound, obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to grant, extend or accelerate the vesting of or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement.  There are no rights or obligations, contingent or otherwise (including rights of first refusal in favor of the Company), of the Company or any of its Subsidiaries, to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its Subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other Person.  Except as set forth on Schedule 3.2.5, there are no registration rights or other agreements or understandings to which the Company or any of its Subsidiaries is a party or by which it or they are bound with respect to any capital stock of the Company or any of its Subsidiaries.

3.3

9)Subsidiaries and Investments

.  Schedule 3.3 sets forth the name, jurisdiction of organization and number of outstanding shares of each of the Company’s Subsidiaries, and a list of all of the stockholders of each of the Company’s Subsidiaries (indicating the number of shares owned by each such stockholder).  The Company or one of its Subsidiaries owns of record and beneficially and holds valid title to that percentage of the issued and outstanding shares of capital stock of each of the Company’s Subsidiaries as set forth on Schedule 3.3, free and clear of all mortgages, pledges, liens, security interests, encumbrances, claims, charges and restrictions of any kind or character (collectively, “Liens”).  Except as set forth in Schedule 3.3, neither the Company nor any of the Company’s Subsidiaries owns any capital stock, any equity or partnership interest, any joint venture or profit sharing interest or any other ownership or proprietary interest in any Person.  Each of the Company’s Subsidiaries is a corporation or limited liability entity and is duly incorporated or formed and organized, validly existing and in good standing under the Laws of its jurisdiction of organization, with the requisite power and authority to own its properties and to carry on its business as it is now being conducted.  Each of the Company’s Subsidiaries is duly qualified or licensed to do business and is in good standing, or local Law equivalent, in each jurisdiction in which the nature of its business or the ownership or leasing of its properties or operations makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed or to be in good standing, or local Law equivalent, would not reasonably be expected to have a Material Adverse Effect.  Except as set forth on Schedule 3.3, neither the Company nor any Company Subsidiary has a place of business or permanent establishment outside of the United States.  The Company has delivered, or made available to Parent true, correct and complete copies of the following documents: (i) the Certificate of Incorporation and Bylaws (or similar organizational documents), in each case as amended through the Execution Date, of each of the Company’s Subsidiaries, (ii) all the existing written consents and minutes of the meetings of the Boards of Directors of each of the Company’s Subsidiaries and each committee of such Boards of Directors held since January 1, 2003 and (iii) all the existing written consents and minutes of the meetings of the stockholders of each of the Company’s Subsidiaries held since January 1, 2003.

3.4

Company SEC Documents; Financial Statements; OTCBB Compliance.

3.4.1

10)Company SEC Documents

.  The Company has filed with the Securities and Exchange Commission (the “SEC”) and with all applicable Canadian stock markets, securities exchanges or trading systems and regulatory authorities (collectively, the “Canadian Regulators”) on a timely basis all reports, schedules, forms, statements and other documents required to be filed by it since January 1, 2003, including all exhibits thereto and all certifications and statements required by (x) Rule 13a-14 or 15d-14 under the Exchange Act, or (y) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) (collectively, the “Certifications”), as such documents since the time of filing may have been amended or supplemented with the SEC (the “Company SEC Documents”).  Since January 1, 2003, there have been no comment letters received by the Company from the SEC or the Canadian Regulators or responses to such comment letters by or on behalf of the Company that have not been provided to Parent, and the copies of such letters and responses delivered or made available to Parent were true, correct and complete.  The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act and applicable Canadian securities laws, and such controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiaries, required to be disclosed in the reports it files or submits under the Exchange Act and applicable Canadian securities laws is accumulated and communicated to the Company’s principal executive officer and principal financial officer to allow timely decisions regarding financial disclosure.  No Subsidiary of the Company is required to file with the SEC or the Canadian Regulators any report, schedule, form, statement or other document.  As of their respective dates, the Company SEC Documents and all other filings that have been made by the Company with the SEC or the Canadian Regulators complied in all material respects with the requirements of the Securities Act or the Exchange Act and applicable Canadian securities laws, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and the requirements and regulations of the Canadian Regulators and applicable Canadian securities laws, and the Company has filed all exhibits required to be filed with the Company SEC Documents and all other filings that have been made by the Company with the SEC or the Canadian Regulators, and all such exhibits were true, correct and complete.  The Company SEC Documents and all other filings that have been made by the Company with the SEC or the Canadian Regulators (a) were and, in the case of Company SEC Documents and all other filings with the SEC or the Canadian Regulators filed by the Company after the Execution Date, will be prepared in all material respects in accordance with the applicable requirements of the Securities Act, the Exchange Act and the requirements and regulations of the Canadian Regulators and applicable Canadian securities laws, as the case may be, and (b) did not at the time they were filed (or if amended or superseded by a filing prior to the Execution Date, then on the date of such filing), and in the case of such forms, reports and documents filed by the Company with the SEC or the Canadian Regulators after the Execution Date, will not as of the time they were filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated in or necessary in order to make the statements in such documents, in light of the circumstances under which they were and will be made, not misleading; provided, however, that all of the Certifications are each true and correct based upon the knowledge of the officer(s) making such Certifications, as made.  The Company has filed all amendments to the Company SEC Documents  and all other filings that have been made by the Company with the SEC or the Canadian Regulators as were required to be filed under applicable Law.  The Company is in compliance with the requirements applicable to securities that are traded on The OTC Bulletin Board (the “OTCBB”) and all Canadian stock markets, securities exchange or trading systems and has not received any notice from the OTCBB or any Canadian Regulator asserting any non-compliance with such requirements.  As used in this Section 3.4, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available in writing to the SEC or any Canadian Regulator.

3.4.2

Company Financial Statements

.  The consolidated financial statements of the Company for the fiscal quarter ended June 30, 2006 filed with the SEC (the “Company Financial Statements”) and all other financial statements of the Company included in the Company SEC Documents, including in each case the notes thereto (collectively with the Company Financial Statements, the “Company SEC Financial Statements”) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and all of its Subsidiaries that are required by GAAP to be consolidated therein and fairly reflect its investment in any unconsolidated Subsidiary as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring year-end audit adjustments and other adjustments described therein).  All Subsidiaries of the Company that are required by GAAP to be consolidated in the Company SEC Financial Statements have been so consolidated.  Schedule 3.4.2 contains a description of all non-audit services performed by the Company’s auditors for the Company and its Subsidiaries since April 1, 2005 and the fees paid for such services.  All such non-audit services were approved as required by Section 202 of the Sarbanes-Oxley Act of 2002.  In the reasonable opinion of the Company’s audit committee, the fees paid to and the services performed by the Company’s auditors relating to such non-audit services as described on Schedule 3.4.2 do not impair such auditor’s independence.  The Company has delivered or made available to Parent true, correct and complete copies of all policies, manuals and other documents promulgating the Company’s internal accounting controls.  The Company has no off-balance sheet arrangements.

3.4.3

11)Undisclosed Liabilities

.  Except as set forth in the Company Financial Statements and except as arising hereunder, as of the Execution Date, the Company and its Subsidiaries have no outstanding claims, liabilities, litigation or obligations of any nature (whether absolute, accrued, asserted or unasserted, determined or undetermined, contingent or otherwise) that would be required by applicable accounting requirements and the published rules and regulations of the SEC to be reflected on or reserved against in any Company SEC Financial Statements that are not disclosed, reflected or reserved against in such Company SEC Financial Statements, except for such liabilities and obligations that (a) have been incurred since June 30, 2006 in the Ordinary Course of Business and (b) would not reasonably be expected to have a Material Adverse Effect.

3.4.4

Off-Financial Statements Transactions

.  Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including any Contract relating to any transaction, arrangement or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose Person, on the other hand) where the purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving the Company or any of its Subsidiaries in the Company Financial Statements.

3.4.5

Related Party Transactions

.  Since March 31, 2005, no event has occurred as of the Execution Date that would be required to be reported by the Company pursuant to Item 404 of Regulation S-B promulgated by the SEC that is not reported in the Company’s SEC Documents.  Since March 31, 2006, neither the Company nor any of its Subsidiaries, has, directly or indirectly, made or arranged for any extension or maintaining of credit, or renewal of an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.  Except as set forth on Schedule 3.4.5, no director, executive officer or “associate” (as such terms are defined in Rule 12b-2 under the Exchange Act) of the Company or any of its Subsidiaries (provided that this representation and warranty, to the extent that it relates to directors and officers of Nextwave that are not directors, officers or employees of the Company  as of the date hereof or as of the Closing Date (“Non-affiliated Nextwave Directors”), shall be deemed given only to the Knowledge of the Company) owns any direct or indirect material interest of any kind in, or is a director, officer, employee, partner, affiliate or associate of, or consultant or lender to, or borrowed from, or has the right to participate in the management, operations or profits of, any person or entity which is (a) a competitor, supplier, customer, distributor, lessor, tenant, creditor or debtor of the Company or any of its Subsidiaries, (b) participating in any material transaction to which the Company or any of its Subsidiaries is a party of or (c) otherwise a party to any Contract, arrangement or understanding with the Company or any of its Subsidiaries, other than with respect to at-will employment arrangements or as a participant in a Company Plan.

3.5

Books and Records

.  Except as set forth on Schedule 3.5, all accounts, books, ledgers and official and other records material to the Company Business maintained by the Company or its Subsidiaries have been properly and accurately kept in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein, provided that this representation and warranty, to the extent that it relates to Nextwave, applies to (x) the accounting books, records and ledgers of Nextwave and (y) other official and other books and records that are material to Nextwave’s business, financial condition and results of operations, provided that the representation in this subsection (y), insofar as it relates to materials that were not prepared or overseen by officers, directors or employees of the Company, shall be deemed given to the Knowledge of the Company.  Except as set forth on Schedule 3.5, the Company or its Subsidiaries have under their control or possession all material records, systems, data or information used in the Company Business, and neither the Company nor any of its Subsidiaries uses any third party provider for records storage, except duplicate backup storage tapes which are maintained at a secure location and readily accessible by the Company and its Subsidiaries.

3.6

Assets; Permitted Liens.

3.6.1

Title and Condition of Assets

.  The Company and its Subsidiaries have good and valid title to, or enforceable leasehold interests in, or valid rights under contract to use, all the properties and assets owned or used by it or them (real and personal, tangible and intangible), in each case free and clear of all Liens, except for Permitted Liens.  The property, plant and equipment owned or otherwise contracted for by the Company and its Subsidiaries are in a state of good maintenance and repair (ordinary wear and tear excepted) and are adequate and suitable for the purposes for which they are presently being used.

3.6.2

Permitted Liens

.  12)“Permitted Liens” mean all (a) Liens for Taxes not yet payable or being contested in good faith and by proper proceedings diligently pursued and for which an adequate reserve has been made, (b) Liens upon equipment granted in connection with the purchase, lease or financing of such equipment provided that such Lien attaches only to the equipment purchased, leased or financed with the proceeds secured thereby, (c) carriers’, warehousemen’s, mechanics’ and materialmen’s Liens arising in the Ordinary Course of Business securing sums which are not past due, (d) Liens of landlords which are inchoate arising solely by operation of law with respect to the Real Property Leases, (e) Liens on PINs and equipment held by providers thereof arising in the Ordinary Course of Business for sums not yet past due or being contested in good faith and by proper proceedings diligently pursued and for which an adequate reserve has been made, (f) with respect to real property, any zoning laws and ordinances or recorded easements and (g) those Liens set forth on Schedule 3.6.2.

3.7

Real Property.

3.7.1

Owned Real Property

.  Neither the Company nor any of its Subsidiaries owns any real property (including ground leases) or holds any option or right of first refusal or first offer to acquire any real property, and neither the Company nor any of its Subsidiaries is obligated by Contract or otherwise to purchase any real property.

3.7.2

13)Leased Real Property

.  Schedule 3.7.2 contains a true, complete and correct list of each real property lease, sublease, license or other occupancy agreement, including any modification, amendment or supplement thereto and any other related document or agreement that is currently in effect and has been executed or entered into by the Company or any of its Subsidiaries (including any of the foregoing which the Company or its Subsidiary has subleased or assigned to another Person and as to which the Company or such Subsidiary remains liable) (each, a “Real Property Lease”).  With respect to each Real Property Lease set forth on Schedule 3.7.2: (a) it is valid, binding on the Company or such Subsidiary and in full force and effect; (b) all rents and additional rents and other sums, expenses and charges due to date by the Company or such Subsidiary have been paid; (c) the lessee has been in peaceable possession since the commencement of the original term thereof; (d) no waiver, indulgence or postponement of the lessee’s obligations thereunder has been granted by the lessor; (e) there exists no default or event of default by the Company or its Subsidiary or to the Knowledge of the Company, by any other party thereto, except where such default or event of default would not reasonably be expected to have a Material Adverse Effect; (f) there exists no occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default or event of default by the Company or any of its Subsidiaries thereunder, except where such occurrence, condition or act would not reasonably be expected to have a Material Adverse Effect; and (g) there are no outstanding claims of breach or indemnification or notice of default or termination thereunder.  The Company and its Subsidiaries hold the leasehold estate on each Real Property Lease set forth on Schedule 3.7.2 free and clear of all Liens, except for Permitted Liens and any mortgagees’ Liens on the real property in which such leasehold estate is located.  The real property leased by the Company and its Subsidiaries is in a state of good maintenance and repair and is adequate and suitable for the purposes for which it is presently being used, and, to the Knowledge of the Company, there are no material repair or restoration works needed in connection with any of the leased real properties which the Company or any of its Subsidiaries are responsible to make.  The Company or one of its Subsidiaries is in physical possession and actual and exclusive occupation of the whole of each of its leased properties.  Except as set forth on Schedule 3.7.2, neither the Company nor any of its Subsidiaries owes any brokerage commission with respect to any Real Property Lease.

3.8

Contracts.

3.8.1

Company Listed Contracts

.  The Company has delivered or made available to Parent true, correct and complete copies (and all exhibits and schedules thereto and all amendments, modifications and supplements thereof) of the following Contracts, and all of such Contracts are listed on Schedule 3.8.1 (the “Company Listed Contracts”):

(a)

all Contracts of the Company or any of its Subsidiaries with customers and distributors of the Company, including the Company’s vending distribution business, involving payments to the Company in excess of $50,000 within any 12-month period;

(b)

all Contracts set forth on Schedule 3.15.1 and Schedule 3.15.2;

(c)

all Contracts of the Company or any of its Subsidiaries with Persons other than customers of the Company involving payments by or to the Company or any of its Subsidiaries in excess of $75,000 within any 12-month period;

(d)

all Contracts of the Company, any of its Subsidiaries or any of their Affiliates that contain a covenant restricting the ability of the Company or any of its Subsidiaries to compete with respect to the development, manufacturing, marketing, sale or distribution of any of the Company’s current products or services, including Contracts with exclusivity, “most favored customer” pricing or other similar provisions;

(e)

all Contracts of the Company or any of its Subsidiaries with any Affiliate of the Company;

(f)

all Real Property Leases;

(g)

(i) all Contracts of the Company or any of its Subsidiaries granting any right to make, have made, manufacture, use, sell, offer to sell, import, export or otherwise distribute a Company Product, with or without the right to sublicense the same, on an exclusive basis, (ii) any license of Intellectual Property to or from the Company and/or any of its Subsidiaries, with or without the right to sublicense the same, on (A) an exclusive basis or (B) a non-exclusive basis (other than end user license agreements entered into for Shrinkwrap Software (other than a Company Product)) or customer Contracts that grant customers rights to use the Company’s hosted or network services, (iii) all joint development agreements entered into by Company or any of its Subsidiaries, (iv) any Contract by which the Company or any of its Subsidiaries grants any ownership right to any Intellectual Property owned by the Company or any of its Subsidiaries, (v) any Contract under which the Company or any of its Subsidiaries grants an option relating to acquiring ownership of any Company-owned Intellectual Property, (vi) any Contract under which the Company or any of its Subsidiaries has a stated obligation to make fixed payments of minimum royalties, license fees or service fees aggregating in excess of $25,000 with respect to any Company Intellectual Property, (vii) any Contract under which any party is granted any right to access Company Source Code for Company Products or to use Company Source Code for Company Products to create derivative works of Company Products, (viii) any Contract of the Company or any of its Subsidiaries that grants a customer a refund right (other than as a remedy for a breach of warranty) on the installation of a Company Product, and that refund period with respect to any such installation has not passed, lapsed, expired or terminated, (ix) any Contract that obligates the Company or any of its Subsidiaries to provide any consulting services or maintenance and support services at no cost to any customer, and (x) any Contract pursuant to which the Company or any of its Subsidiaries has deposited or is required to deposit with an escrow agent or any other Person any Company Source Code for Company Products;

(h)

all material joint venture, partnership or other similar Contracts resulting in the formation of a separate legal entity to which the Company or any of its Subsidiaries is a party;

(i)

all Contracts of the Company or any of its Subsidiaries relating to Indebtedness of the Company or any of its Subsidiaries;

(j)

all Contracts of the Company or any of its Subsidiaries relating to the acquisition, issuance, voting, registration, sale or transfer, preemptive rights, participation rights, rights of first refusal, repurchase or redemption rights of or with respect to any securities of the Company, other than those in connection with the 1998 Plan and the 2000 Plan;

(k)

all Contracts of the Company or any of its Subsidiaries that involve the sale or purchase of any assets of the Company or any of its Subsidiaries, other than in the Ordinary Course of Business;

(l)

all collective bargaining or union agreements to which the Company or any of its Subsidiaries is bound;

(m)

all Contracts of the Company whereby the Company or any of its Subsidiaries is restricted by any “standstill” obligations entered into since January 1, 2003;

(n)

any Contract of the Company or any of its Subsidiaries containing any material support or maintenance obligation on the part of the Company or any of its Subsidiaries outside of the Ordinary Course of Business;

(o)

each Contract of the Company or any of its Subsidiaries that requires the payment of $20,000 or more per annum with any present director or executive officer of the Company or any of its Subsidiaries or any stockholder who owns or controls ten percent (10%) or more of the shares of Company Common Stock;

(p)

all powers of attorney given by the Company or any of its Subsidiaries and Contracts and arrangements pursuant to which the Company or any of its Subsidiaries has any obligations or liabilities (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, or otherwise in respect of any obligation of any Person, or any capital maintenance or similar agreements or arrangements; and

(q)

all Contracts that are otherwise material to the Company Business.

3.8.2

Full Force and Effect; No Breach

.  Each Company Listed Contract is in full force and effect and constitutes a legal, valid and binding agreement of the Company or any of its Subsidiaries, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar Laws relating to or affecting the enforcement of the rights and remedies of creditors generally and principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).  The Company or its Subsidiaries, as applicable, have performed all of their obligations (except those that have not yet become due) under, and is not in violation or breach of or default under, any such Company Listed Contract, except for such non-performance, violation or breach which would not reasonably be expected to have a Material Adverse Effect.  To the Knowledge of the Company, the other parties to each Company Listed Contract have performed all of their obligations (except those that have not yet become due) under, and are not in violation or breach of or default under, any such Company Listed Contract, except for such non-performance, violations, breaches or defaults which would not reasonably be expected to have a Material Adverse Effect.

3.8.3

No Conflict; Third-Party Approvals

.  Except as set forth on Schedule 3.8.3, the execution of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or cause a breach of any Company Listed Contract, and no notice to or approval or consent of any other party to any of Company Listed Contracts is required in order for those Company Listed Contracts to continue in full force and effect after the consummation of the Merger.

3.9

Non-Contravention; Approvals and Consents.

3.9.1

14)Non-Contravention

.  The execution, delivery and performance of this Agreement by the Company, the compliance by the Company with the provisions hereof, and (assuming Company Stockholder Approval is obtained) the consummation of the transactions contemplated hereby do not and will not conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the assets or properties of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of (a) the Certificate of Incorporation or Bylaws of the Company or the certificate of incorporation or bylaws (or similar organizational documents) of any of its Subsidiaries, (b) except as set forth on Schedule 3.9.1, any Contract to which the Company or any of its Subsidiaries is a party or by which any of their respective assets or properties may be bound, or (c) subject to obtaining the Company Stockholder Approval and the taking of the actions described in Section 3.9.2, any statute, law, rule, regulation or ordinance (collectively, “Law”) or any judgment, decree, order, writ, permit or license (collectively, “Orders”) of any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or Canada, any other foreign country or any other domestic or foreign state, county, city or other political subdivision (a “Governmental or Regulatory Authority”) applicable to the Company or any of the Company Subsidiaries or any of their respective assets or properties; other than, in the case of clauses (b) and (c) above, any such conflicts, terminations, cancellations, violations, breaches, defaults, rights, results, losses, Liens or entitlements that would not reasonably be expected to have a Material Adverse Effect.

3.9.2

15)Approvals and Consents

.  No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any Governmental or Regulatory Authority is required to be made or obtained by the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby or compliance with the provisions hereof, except (a) for the filing with the SEC of the Proxy Statement and such other filings, notices or reports under the Exchange Act and any filing associated with an application for an exemption under Ontario Securities Commission Rule 61-501, as may be required in connection with this Agreement, the Merger and the other transactions contemplated hereby, (b) for the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business, and (c) for the filing on SEDAR of all news releases in connection with the Merger and all documents filed with or furnished to the SEC.

3.10

Litigation

.  Except as disclosed on Schedule 3.10, there is no claim, action, suit, proceeding at law or in equity by any Person, or any arbitration or any administrative or other proceeding by or before (or to the Knowledge of the Company, any investigation, inquiry or subpoena by) any Governmental or Regulatory Authority, pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries with respect to this Agreement or the transactions contemplated hereby, or otherwise against (or, to the Knowledge of the Company, affecting) the Company or any of its Subsidiaries or their respective properties or assets.  Neither the Company nor any of its Subsidiaries is subject to any Order entered in any lawsuit or proceeding that would have a Material Adverse Effect or would prevent the consummation of the transactions contemplated by this Agreement.  There has not been since January 1, 2003, nor are there currently, any internal investigations or inquiries being conducted by the Company, its Subsidiaries, their respective Boards of Directors or other equivalent management bodies or any third party or Governmental or Regulatory Authority or at the request of any of the foregoing concerning any financial, accounting, Tax, conflict of interest, self-dealing, fraudulent or deceptive conduct or other misfeasance or malfeasance matters.

3.11

16)Taxes

.  Except as set forth on Schedule 3.11:

(a)

The Company and its Subsidiaries have timely filed, or caused to be filed, taking into account any valid extensions of due dates, completely and accurately, in all material respects, all federal, state, provincial, local and foreign Tax or information returns (including estimated Tax returns) required under the statutes, rules or regulations of all applicable jurisdictions.  The terms “Tax” or “Taxes” mean taxes, duties, charges or levies of any nature imposed by any taxing or other Governmental or Regulatory Authority, including income, gains, capital gains, surtax, capital, franchise, capital stock, value-added taxes, excise taxes, taxes required to be deducted from payments made by the payor and accounted for to any tax authority, employees’ income withholding, back-up withholding, withholding on payments to foreign Persons, social security, national insurance, unemployment, worker’s compensation, payroll, disability, real property, personal property, sales, use, goods and services or other commodity taxes, business, occupancy, excise, customs and import duties, transfer, stamp and other taxes (including interest, penalties or additions to tax in respect of the foregoing), and includes all taxes payable by a Person pursuant to Treasury Regulations §1.1502-6 or any similar provision of state, local or foreign Law.  All Taxes shown on said returns to be due and all additional assessments received prior to the Execution Date have been paid or are being contested in good faith.  All Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been paid or are being contested in good faith (any such Taxes that are being contested in good faith are listed as such on Schedule 3.11).  There are no Liens for Taxes upon any of the assets of the Company or any of its Subsidiaries.

(b)

The Company and its Subsidiaries have collected all sales, use, goods and services or other commodity Taxes required to be collected and remitted or will remit the same to the appropriate taxing authority within the prescribed time periods.  The Company and its Subsidiaries have withheld all amounts required to be withheld on account of Taxes from amounts paid to employees, former employees, directors, officers, residents and non-residents or third parties and remitted or will remit the same to the appropriate taxing authorities within the prescribed time periods.  The amount set up as an accrual for Taxes (aside from any reserve for deferred taxes established to reflect timing differences between book and tax income) in the most recent Company SEC Financial Statements (as opposed to the notes thereto) is sufficient for the payment of all unpaid Taxes of the Company or any of its Subsidiaries, whether or not disputed, for all periods ended on and prior to the Execution Date.  Since March 31, 2006, neither the Company nor any of its Subsidiaries has incurred any liabilities for Taxes other than in the Ordinary Course of Business consistent with past custom and practice.

(c)

The Company has delivered or made available to Parent true, correct and complete copies of all federal, state, foreign and local income Tax returns filed with respect to the Company and its Subsidiaries for all taxable periods for the last three taxable years, and all such filings were true, complete and correct in all material respects when made.  None of the federal, state, foreign or local income Tax returns of the Company or any of its Subsidiaries have ever been audited by the Internal Revenue Service (the “IRS”) or any other Governmental or Regulatory Authority, including the Canada Revenue Agency.  No examination of any Tax return of the Company or any of its Subsidiaries is currently in progress, and neither the Company nor any of its Subsidiaries has received written notice of any (i) pending or proposed audit or examination, (ii) request for information regarding Tax matters, or (iii) notice of deficiency or prepared adjustment for any amount of Tax proposed, asserted, or assessed by any taxing authority against the Company or any of its Subsidiaries, and the Company does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed.  No deficiency in the payment of Taxes by the Company or any of its Subsidiaries for any period has been asserted in writing to the Company by any taxing authority and remains unsettled at the Execution Date.  Neither the Company nor any of its Subsidiaries has made any agreement, waiver or other arrangement providing for an extension of time with respect to the assessment or collection of any Taxes against it.

(d)

The Company does not owe, and has not incurred, and does not expect to incur any Tax obligations with respect to the Domestication, and all Tax obligations with respect to the Domestication have been paid in full or fully reserved against.

(e)

Neither the Company nor any of its Subsidiaries has been a member of an affiliated group filing consolidated federal income Tax returns nor has it been included in any combined, consolidated or unitary state or local or foreign income Tax return.  Neither the Company nor any of its Subsidiaries is a party to any Tax allocation or Tax sharing agreement nor does it have any contractual obligation to indemnify any other Person with respect to Taxes.  Neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution intended or purported to be governed by Section 355 or Section 361 of the Code.  Neither the Company nor any of its Subsidiaries is obligated to make any payments or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G or Section 162(m) of the Code or under similar provisions of foreign, state, or local law.

(f)

The Company and each of its Subsidiaries have complied in all material respects with all applicable Laws relating to accounting and tax matters, intercompany transactions and transfer pricing, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.  The Company has not engaged in any reportable transactions that were required to be disclosed pursuant to Section 1.6011-4 of the Code.  Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.  Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Execution Date as a result of any:

(i)

change in method of accounting for a taxable period beginning or ending on or prior to the Execution Date;

(ii)

“closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Execution Date;

(iii)

intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law);

(iv)

installment sale or open transaction disposition made on or prior to the Execution Date; or

(v)

prepaid amount received on or prior to the Execution Date.

(g)

The Company and its Subsidiaries have complied with all registration, reporting, collection, and remittance requirements in respect of all federal and provincial sales tax legislation, including, but not limited to the Excise Tax Act and the Retail Sales Act.  The Company and its Subsidiaries have provided all invoices, purchase orders, and such other documents as are necessary and sufficient to substantiate all input tax credits, refunds or rebates claimed or to be claimed pursuant to the Excise Tax Act.

(h)

For all transactions between the Company and its Subsidiaries and any non-resident of Canada (for purposes of the Income Tax Act (Canada)) with whom the Company or Subsidiaries were not dealing at arm’s length purposes of the Income Tax Act (Canada)) during a taxation year commencing before the Closing Date, the Company or any Subsidiary has made or obtained records or documents that satisfy the requirements of paragraphs 247(4)(a) to (c) of the Income Tax Act (Canada).  No circumstances exist that would make the Company or any Subsidiary subject to the application of any of Sections 79 to 80.04 of the Income Tax Act (Canada).

(i)

The Company and its Subsidiaries have not acquired property or services from or disposed of property or provided services to, a person with whom it does not deal at arm’s length (for purposes of the Income Tax Act (Canada)) for an amount that is other than the fair market value of such property or services, or has been deemed to have done so for purposes of the Income Tax Act (Canada).

(j)

The Company and its Subsidiaries have not deducted any amounts in computing its income in a taxation year that may be included in a subsequent taxation year under Section 78 of the Income Tax Act (Canada).

3.12

Insurance

.  Schedule 3.12 contains a true, correct and complete list and description of all liability, property, workers’ compensation and other insurance policies currently in effect that insure the property, assets or business of the Company and its Subsidiaries or their respective employees (other than self-obtained insurance policies by such employees), and true and complete copies of all such insurance policies have been delivered or made available to Parent.  Each such insurance policy is valid and binding and in full force and effect, all premiums due thereunder have been paid, and neither the Company nor any of its Subsidiaries has received any notice of cancellation or termination in respect of any such policy or default thereunder.  Neither the Company nor any of its Subsidiaries has received notice that any insurer under any policy under which the Company or any of its Subsidiaries is covered is denying liability with respect to a claim thereunder or defending any claim under a reservation of rights clause.  Except as set forth on Schedule 3.12, since April 1, 2004, neither the Company nor any of its Subsidiaries has filed for any claims exceeding $10,000 against any of its insurance policies, exclusive of automobile and health insurance policies.  None of such policies shall lapse or terminate by reason of the transactions contemplated by this Agreement.  Neither the Company nor any of its Subsidiaries has received written notice from any of its insurance carriers that any premiums will be materially increased in the future or that any insurance coverage listed on Schedule 3.12 will not be available in the future on substantially the same terms now in effect.

3.13

Intellectual Property

.

3.13.1

Company Intellectual Property

.  Schedule 3.13.1 lists all registered Copyrights, Trademarks and Patents owned by the Company or any of its Subsidiaries (the “Company Registered Intellectual Property”).  All Company Registered Intellectual Property used or currently proposed to be used in the Company Business as conducted or proposed to be conducted prior to or on the Closing Date is valid and subsisting.  The Company and its Subsidiaries have good and valid title to all of the Company-owned Intellectual Property, free and clear of any Liens.  The Company and its Subsidiaries have a valid license or other right to use all Intellectual Property not owned by the Company or its Subsidiaries (the “Licensed Intellectual Property”) of sufficient scope of use necessary to conduct the Company Business as conducted prior to or on the Closing Date.  The Company-owned Intellectual Property and the Licensed Intellectual Property (collectively, the “Company Intellectual Property”) constitutes all Intellectual Property used or currently proposed to be used in the Company Business as conducted or proposed to be conducted prior to or on the Closing Date.

3.13.2

No Infringement

.  To the Knowledge of the Company, none of the Company or any of its Subsidiaries has infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property of any other Person.  None of the Company or any of its Subsidiaries has received any charge, complaint, claim, demand or notice alleging any such infringement, misappropriation or other conflict.  None of the Company or any of its Subsidiaries is party to or the subject of any pending or, to the Knowledge of the Company, threatened, suit, claim, action, investigation or proceeding with respect to any such infringement, misappropriation or conflict, that has not been settled or otherwise fully resolved.  Neither the Company nor any of its Subsidiaries is subject to any proceeding or outstanding Order restricting in any manner the use, transfer or licensing of any Company-owned Intellectual Property or Company Product by the Company or any of its Subsidiaries or that may affect the validity, use or enforceability of any Company-owned Intellectual Property, and, with respect to Licensed Intellectual Property, neither the Company nor any of its Subsidiaries has received notice of any such restriction.  To the Knowledge of the Company, no other Person has infringed upon or misappropriated any Company Intellectual Property.  None of the Company or any of its Subsidiaries has brought any action, suit or proceeding for infringement of any Company Intellectual Property, or for breach of any license or agreement involving any of such Company Intellectual Property, against any party.  Except as set forth on Schedule 3.13.2, no Person has requested or made a claim for, or notified the Company that they intend to request or make a claim for, indemnification by the Company or any of its Subsidiaries.

3.13.3

No Past-Due Payments

.  No royalties or other continuing payment obligations payable by the Company or its Subsidiaries are past due in respect of any Intellectual Property of a third party which is incorporated in any product licensed or distributed by the Company or its Subsidiaries.

3.13.4

17)Ownership of Intellectual Property

.  Each of the Company and its Subsidiaries has taken reasonable and necessary steps (based on standard industry practices) to protect its Intellectual Property and rights thereunder, and, to the Knowledge of the Company, no such rights to Intellectual Property have been lost as a result of any act or omission by the Company or any of its Subsidiaries.  The Software owned by the Company or any of its Subsidiaries was (a) developed by employees of the Company or its Subsidiaries within the scope of their employment, (b) developed by independent contractors who have assigned their rights to the Company or its Subsidiaries pursuant to written agreements or (c) otherwise lawfully acquired by the Company or its Subsidiaries from a third party pursuant to written agreements.

3.13.5

Joint Ownership

.  None of the Company or any of its Subsidiaries jointly owns or claims any right, title or interest with any other Person (other than the Company or any of its Subsidiaries) in any Company-owned Intellectual Property that is material to the Company Business.  No Person other than the Company or its Subsidiaries owns any interest in, or has any basis to claim any ownership interest or right to any royalties or other income stream from any Company Intellectual Property.  To the Knowledge of the Company, there has been no unauthorized use or disclosure of any Company Intellectual Property by any current or former officer, director, stockholder, employee, consultant or independent contractor of the Company or any of its Subsidiaries.

3.13.6

Trade Secrets

.  The Company and its Subsidiaries have taken reasonable and customary measures and precautions necessary to protect and maintain the confidentiality of all Trade Secrets in which the Company or any of its Subsidiaries has any right, title or interest and otherwise to maintain and protect all such Trade Secrets.  Without limiting the generality of the foregoing:

(a)

Except as set forth on Schedule 3.13.6, all current and former employees, consultants and independent contractors of the Company or any of its Subsidiaries who are or were involved in, or who have contributed to, the creation or development of any Company-owned Intellectual Property have executed and delivered to the Company or its Subsidiary, as applicable, an agreement (containing no exceptions to or exclusions from the scope of its coverage) that protects proprietary information and assigns to the Company or its Subsidiary, as applicable, any and all such Intellectual Property or have validly waived or otherwise conveyed the benefit of any rights therein to the Company or its Subsidiary; and

(b)

Except pursuant to a Company Listed Contract, neither the Company nor any of its Subsidiaries has disclosed or delivered to any Person, or permitted the disclosure or delivery to any escrow agent or other Person, of any Company Source Code.  No event has occurred, and no circumstance or condition exists as a result of acts or omissions on the part of the Company or any of its Subsidiaries (including the execution of this Agreement or the consummation of any of the transactions contemplated hereby) or, to the Knowledge of the Company, as a result of any other event or circumstance, that (with or without notice or lapse of time), will, or could reasonably be expected to, result in the disclosure or delivery to any Person of any Company Source Code.

3.13.7

18)Public Software

.  None of the Software in respect of the Company Products, in whole or in part, is subject to the provisions of any Public Software or other source code license agreement that (a) requires the distribution of source code in connection with the distribution of or otherwise making available such Software in object code form; (b) prohibits or limits the Company or any of its Subsidiaries from charging a fee or receiving consideration in connection with sublicensing or distributing such Software (whether in source code or object code form); or (c) allows a customer, or requires that a customer have, the right to decompile, disassemble or otherwise reverse engineer such Software by its terms and not by operation of law.  “Public Software” means any software that contains, or is derived in any manner (in whole or in part) from, any software that is distributed as free software (as defined by the Free Software Foundation), open source software (e.g., Linux or software distributed under any license approved by the Open Source Initiative as of the Execution Date as set forth at www.osi.org) or similar licensing or distribution models that require the distribution of source code to licensees free of charge.

3.13.8

Privacy Law Compliance

.  The Company and its Subsidiaries, and their employees, have complied at all times in all material respects with all applicable privacy Laws regarding the collection, processing, disclosure and use of all data consisting of personally identifiable information in each case as such term is defined under the applicable Law that is, or is capable of being, associated with specific individuals.

3.13.9

Certain Definitions

.  For purposes of this Agreement:

(a)

“Intellectual Property” means all intellectual property, including but not limited to (i) inventions (whether patentable or unpatentable and whether or not reduced to practice), ideas, research and techniques, technical designs, discoveries and specifications, improvements, modifications, adaptations and derivations thereto, and patents, Patent Applications, models, industrial designs, investor’s certificates, and patent disclosures, together with reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof (the “Patents”), (ii) trademarks (any applications for registration therefor, including any modifications, extensions or renewals thereof), all service marks, logos, trade dress, brand names and trade names, assumed names, corporate names and other indications of origin (whether registered or unregistered) (the “Trademarks”), (iii) copyrights (whether registered or unregistered and any applications for registration therefor, including any modifications, extensions or renewals thereof) (the “Copyrights”), (iv) trade secrets, know-how and confidential business information and any other information, however documented, that is a trade secret within the meaning of the applicable trade secret protection Laws, including the Uniform Trade Secrets Act (the “Trade Secrets”), (v) internet domain names, and (vi) any similar or equivalent intangible assets, properties and rights to any of the foregoing anywhere in the world.

(b)

“Patent Application” means all published or unpublished nonprovisional and provisional patent applications, reexamination proceedings, invention disclosures and records of invention.

(c)

“Software” means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collection of data, whether machine readable or otherwise, (iii) descriptions, schematics, flow-charts and other work product used to design, plan, organize and develop any of the foregoing and (iv) all documentation, including user manuals and training materials, relating to any of the foregoing.

(d)

“Company-owned Intellectual Property” means the Copyrights, Trademarks, Patents and Trade Secrets owned by the Company or any of its Subsidiaries.

(e)

“Shrinkwrap Software” means “off-the-shelf” computer software applications that are generally available to all interested purchasers and licensees on standard terms and conditions, and which can be obtained for less than $2,500 in total cost.

(f)

“Company Products” means each and all of the products and services of the Company or any of its Subsidiaries (including all software products), currently being distributed, currently under development, or otherwise currently anticipated to be distributed under any product “road map” of the Company or any of its Subsidiaries.

(g)

“Company Source Code” means any source code, or any portion, aspect or segment of any source code, relating to any Company Intellectual Property.

3.14

Compliance with Laws; Permits; Environmental Matters

.

3.14.1

19)Compliance

.  The Company and its Subsidiaries are, and the Company Business has been conducted, in compliance with all applicable Laws and Orders, except in each case where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries has been charged with or received notice of or, to the Knowledge of the Company, been threatened by any Governmental or Regulatory Authority with or been under any investigation with respect to, any charge concerning any violation of any Laws or Orders.

3.14.2

Permits

.  The Company and its Subsidiaries have all permits, licenses, variances, exemptions, and other government certificates, authorizations and approvals (“Permits”) required by any Governmental or Regulatory Authority for the operation of the Company Business and the use of their respective properties and assets as presently operated or used, except where the failure to have such Permits would not reasonably be expected to have a Material Adverse Effect.  Except as would not reasonably be expected to have a Material Adverse Effect, all of the Permits are in full force and effect, and the Company, its Subsidiaries and the Company Business are in material compliance with the terms of the Permits.  No action or claim is pending, nor to the Knowledge of the Company is threatened, to revoke or terminate any of such Permits or declare any such Permit invalid in any material respect.

3.14.3

Environmental Matters.

(a)

Except as would not reasonably be expected to have a Material Adverse Effect:

(i)

each of the Company and its Subsidiaries possesses all Environmental Permits necessary to conduct its businesses and operations as now being conducted, and each such Environmental Permit is in full force and effect; none of the Company or its Subsidiaries has received written notification from any Governmental or Regulatory Authority that any such Environmental Permits will be modified, suspended or revoked;

(ii)

each of the Company and its Subsidiaries is in compliance with all applicable Environmental Laws and the terms and conditions of all Environmental Permits, and none of the Company or any of its Subsidiaries has received written notification from any Governmental or Regulatory Authority or other Person that alleges that the Company or any of its Subsidiaries has violated or is, or may be, liable under any Environmental Law;

(iii)

there are no past or pending or, to the Knowledge of the Company, threatened Environmental Claims (A) against the Company or any of its Subsidiaries or (B) against any Person whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either by Contract or by operation of law, and none of the Company or any of its Subsidiaries has contractually retained or assumed any liabilities that could reasonably be expected to provide the basis for any Environmental Claim;

(iv)

to the Knowledge of the Company, there have been no Releases of any Hazardous Materials at, from, in, to, on or under any real properties currently or previously owned, leased, or utilized by the Company or any of its Subsidiaries or their predecessors or Affiliates that could reasonably be expected to form the basis of any Environmental Claim against the Company or any of its Subsidiaries; and

(v)

neither the Company nor any of its Subsidiaries or their predecessors or Affiliates transported or arranged for the transportation, treatment, storage, handling or disposal of any Hazardous Materials to any off-site location that could reasonably be anticipated to result in an Environmental Claim.

(b)

20)To the Knowledge of the Company, there are no (i) underground storage tanks, active or abandoned, (ii) polychlorinated biphenyl containing equipment or (iii) asbestos containing material within the leasehold of any site or building utilized by the Company or any of its Subsidiaries.

(c)

There have been no environmental investigations, studies, tests, audits, reviewed or other analyses conducted by, on behalf of, or which are in the possession of, the Company or any of its Subsidiaries which have not been delivered or made available to Parent.

(d)

For purposes of this Agreement, the following defined terms shall apply:

(i)

21)“Environmental Claims” means any and all actions, orders, decrees, suits, demands, directives, claims, Liens, investigations, proceedings or notices of violation by any Governmental or Regulatory Authority or other Person alleging responsibility or liability arising out of, based on or related to (1) the presence, Release or threatened Release of, or exposure to, any Hazardous Materials at any location or (2) circumstances forming the basis of any violation or alleged violation of any Environmental Law;

(ii)

“Environmental Laws” means all Laws, rules, regulations, orders, decrees, applicable common law, judgments or binding agreements issued, promulgated or entered into by or with any Governmental or Regulatory Authority with applicable authority over such matters relating to pollution or protection of the environment;

(iii)

“Environmental Permits” means all permits, licenses, registrations and other authorizations required under applicable Environmental Laws;

(iv)

“Hazardous Materials” means all hazardous, toxic, explosive or radioactive substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos, polychlorinated biphenyls, radon gas and all other substances or wastes of any nature regulated pursuant to any Environmental Law; and

(v)

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment or within any building, structure, facility or fixture.

3.15

Client and Supplier Relations; Sales of Products; Performance of Services

.

3.15.1

Client Relations

.  Schedule 3.15.1 sets forth for the Company and its Subsidiaries, taken as a whole, the 20 largest retail clients (measured by revenues), and the revenues from each such client and from all such clients (in the aggregate) for the fiscal year ended March 31, 2006.  Except as set forth on Schedule 3.15.1, no retail client of the Company or any of its Subsidiaries listed on Schedule 3.15.1 has advised the Company or any of its Subsidiaries that it is (a) terminating or considering terminating its Contract with the Company or any of its Subsidiaries, or the business it does with the Company or any of its Subsidiaries or (b) planning to reduce its future spending with the Company or any of its Subsidiaries in any material manner.

3.15.2

Supplier Relations

.  Schedule 3.15.2 sets forth for the Company and its Subsidiaries, taken as a whole, the 10 largest product providers (measured by cash expenditures), and the amounts paid to each such product provider and to all such product providers (in the aggregate) for the fiscal year ended March 31, 2006.  Except as set forth on Schedule 3.15.2, no product provider of the Company or any of its Subsidiaries listed on Schedule 3.15.2 has advised the Company or any of its Subsidiaries that it is (a) terminating or considering terminating its Contract with the Company or any of its Subsidiaries or the business it does with the Company or any of its Subsidiaries or (b) planning to reduce or limit its business with the Company or any of its Subsidiaries in any material manner.

3.15.3

22)Sales of Products

.  Since January 1, 2003, each Company Product, system, program, or other asset designed, developed, manufactured, assembled, sold, installed, repaired, licensed or otherwise made available by any of the Company or its Subsidiaries to any Person: (a) has conformed and complied in all material respects with the terms and requirements of any applicable warranty or other Contract delivered in connection therewith and with all applicable Legal Requirements, except where any nonconformance or noncompliance has been cured or converted; and (b) has been free of any bug, virus, design defect or other defect or deficiency at the time it was sold or otherwise made available, other than any immaterial bug or similar defect that would not adversely affect in any material respect such product, system, program, Company Intellectual Property or other asset (or the operation or performance thereof) or any bug or defect that has since been corrected, remediated or cured.  All installation, programming, repair, maintenance, support, training, upgrade and other services that have been performed by the Company or its Subsidiaries were performed properly and in all material respects in conformity with the terms and requirements of all applicable warranties and other Contracts delivered in connection therewith and with all applicable Legal Requirements.

3.15.4

23)Performance of Services

.  Since January 1, 2003, no customer or other Person has asserted in writing or, to the Knowledge of the Company, asserted orally or threatened to assert orally or in writing any claim against any of the Company or its Subsidiaries (a) under or based upon any warranty provided by or on behalf of any of the Company or its Subsidiaries, or (b) under or based upon any other warranty relating to any product, system, program, or other asset designed, developed, manufactured, assembled, sold, installed, repaired, licensed or otherwise made available by any of the Company or its Subsidiaries or any services performed by any of the Company or its Subsidiaries, except where such claim has been resolved and did not have and would not reasonably be expected to have a Material Adverse Effect.

3.16

Employee Benefit Matters.

3.16.1

24)Company Plans

.  Schedule 3.16.1 lists (a) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)); (b) all “specified fringe benefit plans” (as defined in Section 6039D(d)(1) of the Code); (c) all “nonqualified deferred compensation plans” (as defined in Sections 409A(d)(1) or 3121(v)(2)(C) of the Code); and (d) all bonus, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance, termination, unemployment, disability, bonus, stock options, stock appreciation rights or other forms of incentive compensation, health, vision, dental or other insurance, or other benefit plans, programs or arrangements, or other Contracts; whether covering one Person or more than one Person, and whether or not subject to any of the provisions of ERISA, which are or have been maintained, contributed to or sponsored by the Company or any ERISA Affiliate for the benefit of any employee, independent contractor, agent, director or stockholder of the Company or any ERISA Affiliate or for the benefit of any spouse, dependents or beneficiaries of such persons (each item listed on Schedule 3.16.1 being referred to herein individually, as a “Company Plan” and collectively, as the “Company Plans”).  The Company has delivered or made available to Parent, to the extent applicable, a true, complete and correct copy of: (i) each written Company Plan and descriptions of any unwritten Company Plan (including all amendments thereto whether or not such amendments are currently effective); (ii) each summary plan description and summary of material modifications relating to a Company Plan (if applicable); (iii) each trust agreement or other funding arrangement with respect to each Company Plan, including insurance contracts (if applicable); (iv) the most recently filed IRS Form 5500 relating to each Company Plan (if applicable); (v) the most recently received IRS determination letter for each Company Plan (if applicable); (vi) the three most recently prepared actuarial reports and financial statements in connection with each Company Plan (if applicable); (vii) all policies pertaining to fiduciary liability insurance covering the fiduciaries of any Company Plan, and all bonds pertaining to any Company Plan (if applicable); (viii) all nondiscrimination test results required under the Code for any Company Plan for the prior three years; and (ix) all material rulings, opinion letters, information letters, advisory opinions or other correspondence to or from or issued by the IRS, the United States Department of Labor or the Pension Benefit Guaranty Corporation with respect to any Company Plan.  Except as set forth on Schedule 3.16.1, neither the Company nor any Company Subsidiary has made any commitment, (A) to create or cause to exist any Company Plan not set forth on Schedule 3.16.1 or (B) to modify, change or terminate any Company Plan.

3.16.2

25)Severance

.  Except as set forth on Schedule 3.16.2, (a) each of the U.S. employees of the Company and any Subsidiary is employed at will, (b) none of the Company Plans, or any employment agreement or other Contract to which the Company or any of its Subsidiaries is a party or bound, (i) provides for the payment of or obligates the Company or any Company Subsidiary to pay separation, severance, termination, as deferred compensation, consulting, post-termination or similar-type benefits to any Person as a result of any transaction contemplated by this Agreement or as a result of a “change in control,” within the meaning of such term under Section 280G of the Code, or (ii) obligates the Company or any of its Subsidiaries to pay separation, severance, termination or similar-type benefits solely as a result of any transaction contemplated by this Agreement or as a result of a “change in control,” within the meaning of such term under Section 280G of the Code, and (c) the consummation of the transactions contemplated by this Agreement will not, alone or together with any other event, (A) entitle any Person to bonus pay, golden parachute payment, severance pay, unemployment compensation or any other payment, (B) accelerate the time of payment or vesting, or increase the amount of compensation or benefits due to any such Person, or (C) result in any forgiveness of Indebtedness.

3.16.3

Multi-Employer Plans, Etc

.  Except as set forth on Schedule 3.16.3, neither the Company nor any ERISA Affiliate has maintained, contributed to or participated in (a) a multi-employer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA), (b) a multiple employer plan subject to Sections 4063 and 4064 of ERISA, (c)  a multiple employer plan (within the meaning of Section 413(c) of the Code), (d) a multiple employer welfare arrangement (within the meaning of Section 3(40)(A) of ERISA), (e) a plan subject to the minimum funding requirements of Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code, or (f) a plan subject to Title IV of ERISA, nor does the Company or any ERISA Affiliate have any obligations or liabilities, including withdrawal or successor liabilities, regarding any such plan.  As used herein, the term “ERISA Affiliate” means any Person that, together with the Company or Parent, as the case may be, is considered a “single employer” pursuant to Section 4001(b) of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

3.16.4

Right to Terminate Company Plans

.  Except as set forth on Schedule 3.16.4, the Company and its Subsidiaries have expressly reserved the right, in all Company Plan documents provided to employees, former employees, officers, directors and other participants and beneficiaries, to amend, modify or terminate at any time such Company Plans, and the Company is not aware of any fact, event or condition that could reasonably be expected to restrict or impair such right.

3.16.5

Administrative Compliance

.  Each Company Plan is now and has been operated in accordance with the requirements of all applicable Laws, including ERISA, the Health Insurance Portability and Accountability Act of 1996 and the Code, and the regulations and authorities published thereunder.  The Company and its Subsidiaries performed all material obligations required to be performed by them under, are not in any material respect in default under or in violation of, and the Company has no Knowledge of any default or violation by any party to, any Company Plan.  No legal action, suit, audit, investigation or claim is pending or to the Knowledge of the Company is threatened, with respect to any Company Plan (other than claims for benefits in the Ordinary Course of Business), and no fact, event or condition exists that would be reasonably likely to provide a legal basis for any such action, suit, audit, investigation or claim.  All reports, disclosures, notices and filings with respect to such Company Plans required to be made to employees, participants, beneficiaries, alternate payees and any Governmental or Regulatory Authority have been timely made or an extension has been timely obtained.

3.16.6

Tax-Qualification

.  Each Company Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS that it is so qualified and each trust established in connection with any Company Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a determination letter from the IRS that it is so exempt.  No fact or event has occurred or condition exists since the date of such determination letter from the IRS which would be reasonably likely to adversely affect the qualified status of any such Company Plan or the exempt status of any such trust and which cannot be corrected pursuant to IRS Revenue Procedure 2006-27 (including any subsequent authority modifying or superseding such Revenue Procedure), and to the extent such fact or event has occurred or such condition exists which can be corrected pursuant to such Revenue Procedure, all material facts and circumstances relating to such fact, event or condition have been disclosed on Schedule 3.16.6.

3.16.7

Funding; Excise Taxes

.  There has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Company Plan.  Neither the Company nor any of its Subsidiaries has incurred or failed to pay any liability for any excise tax arising under Sections 4971, 4972, 4975, 4976, 4977, 4978, 4979, 4980, 4980B, 4980D or 4980E of the Code or any civil penalty arising under Sections 502(i) or 502(l) of ERISA, and no fact, event or condition exists which could give rise to any such liability.  Neither the Company nor any ERISA Affiliate has incurred any liability under, arising out of or by operation of Title IV of ERISA and, no fact, event or condition exists which could give rise to any such liability.  No complete or partial termination has occurred within the five years preceding the Execution Date with respect to any Company Plan maintained by the Company or any ERISA Affiliate.

3.16.8

Tax Deductions

.  All contributions, premiums or payments required to be made, paid or accrued with respect to any Company Plan have been made, paid or accrued on or before their due dates, including extensions thereof.  All such contributions have been fully deducted for income tax purposes and no such deduction has been challenged or disallowed by any Governmental or Regulatory Authority and no fact or event exists which could give rise to any such challenge or disallowance.

3.16.9

409A

.  With respect to each Company Plan that is a nonqualified deferred compensation plan within the meaning of Section 409A of the Code, (i) such Company Plan has been operated in good faith compliance with the provisions of Section 409A of the Code and Notice 2005-1 since January 1, 2005 if it was not terminated on or before December 31, 2005, (ii) such Company Plan has not been “materially modified” (within the meaning of Section 885(d)(2)(B) of the American Jobs Creation Act of 2004 and any applicable guidance issued thereunder) since October 3, 2004, in a manner which would cause amounts deferred in taxable years beginning before January 1, 2005, under such plan to be subject to Section 409A of the Code if such plan was in existence prior to October 3, 2004, and (iii) no event has occurred and no condition exists, that could subject any Person to any tax, fine, penalty or other liability under Section 409A of the Code (“409A Liability”).  None of the transactions contemplated by this Agreement could, directly or indirectly, subject any Person to any 409A Liability.

3.17

26)Employment Relations

.  The Company and its Subsidiaries have complied with all applicable Laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal employment opportunity, collective bargaining, non-discrimination, and withholding and payment of social security and other Taxes except for such failures to comply that would not reasonably be expected to have a Material Adverse Effect.  There are no pending or, to the Knowledge of the Company, threatened charges of unfair labor practices or of employment discrimination or of any other wrongful action with respect to any aspect of employment of any person employed or formerly employed by the Company or any of its Subsidiaries.  Neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice.  No unfair labor practice complaint against the Company or any of its Subsidiaries is pending before any Governmental or Regulatory Authority.  There is no organized labor strike, dispute, slowdown or stoppage actually pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries, and there are no labor unions representing or, to the Knowledge of the Company, attempting to represent the employees of the Company or any of its Subsidiaries.  No claim or grievance nor any arbitration proceeding arising out of or under any collective bargaining agreement is pending, and to the Knowledge of the Company, no such claim or grievance has been threatened.  No collective bargaining agreement is currently being negotiated by the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries has experienced any work stoppage or similar organized labor dispute during the last three years.

3.18

Accounts Receivable; Work-in-Process; Accounts Payable

.  The amount of all work-in-process, accounts receivable, unbilled invoices (including unbilled invoices for services and out-of-pocket expenses) and other debts, in each case, which are due or recorded in the records and books of account of the Company and its Subsidiaries as being due to the Company or any Subsidiary represent or will represent valid obligations arising from sales actually made or services actually performed in the Ordinary Course of Business and will be good and collectible in the Ordinary Course of Business in accordance with the Company’s historical rates of collection of such amounts as measured over the six-month period prior to the Execution Date, and none of the accounts receivable or other debts (or accounts receivable arising from any such work-in-process or unbilled invoices) is, or will be, subject to any counterclaim or set-off except to the extent of any such provision, reserve or adjustment.  There has been no change since March 31, 2006 in the amount or aging of the work-in-process, accounts receivable, unbilled invoices, or other debts due to the Company and its Subsidiaries, or the reserves with respect thereto, or accounts payable of the Company and its Subsidiaries which would have a Material Adverse Effect.

3.19

27)Bank Accounts and Powers of Attorney

.  Schedule 3.19 sets forth a true, complete and correct list showing (a) the name of each bank or other financial institution or brokerage firm in which the Company or any of its Subsidiaries has an account, credit line or safe deposit box and the names of all Persons authorized to draw thereon or to have access thereto, and (b) the names of all Persons, if any, holding powers of attorney from the Company or any of its Subsidiaries and a summary statement of the terms thereof.  The Company will deliver the pass codes or passwords to the accounts set forth on Schedule 3.19 to Parent at the Closing.

3.20

28)Employees Location and Compensation

.  Schedule 3.20 is a true, complete and correct list showing (a)(i) the names and positions of all employees and consultants of the Company and its Subsidiaries, (ii) the principal offices where such employees and consultants work, (iii) a statement of the current annual salary, and the annual salary, bonus and incentive compensation paid or payable to such individuals as of the Execution Date, and a statement of the projected bonus and incentive compensation payable with respect to the fiscal year ending March 31, 2007, and the fringe benefits of such employees and consultants not generally available to all employees of the Company and its Subsidiaries; (b) the names of all retired employees, if any, of the Company or its Subsidiaries who are receiving or entitled to receive any healthcare or life insurance benefits or any payments from the Company or any of its Subsidiaries not covered by any pension plan to which the Company or any of its Subsidiaries is a party, their ages and current unfunded pension rate, if any; and (c) a description of the current severance and vacation policy of the Company and its Subsidiaries.  Neither the Company nor any of its Subsidiaries has, because of past practices or previous commitments with respect to its employees, established any rights on the part of any of its employees to additional compensation with respect to any period after the Closing Date (other than wage increases in the Ordinary Course of Business).

3.21

Absence of Certain Changes or Events

.  Except as contemplated by this Agreement, since March 31, 2006, the Company and its Subsidiaries have conducted their respective businesses in all material respects in the Ordinary Course of Business.  Except as disclosed on Schedule 3.21, neither the Company nor any of its Subsidiaries has, except the Ordinary Course of Business and where it has not had or would not reasonably be expected to have, a Material Adverse Effect (either individually or in the aggregate): (a) been subjected to or permitted a Lien upon or otherwise encumbered any of its assets, other than Permitted Liens; (b) sold, transferred, licensed or leased any of its assets or properties; (c) discharged or satisfied any obligation or liability, other than current liabilities shown on the Company’s March 31, 2006 balance sheet and current liabilities incurred since March 31, 2006; (d) cancelled or compromised any debt owed to or by or claim of or against it, or waived or released any right of value; (e) suffered any physical damage, destruction or loss (whether or not covered by insurance) causing a Material Adverse Effect; (f) entered into any transaction or agreement (other than this Agreement) relating to its assets or business (including the acquisition or disposition of any assets or property) or any relinquishment of any Contract or other right or otherwise committed or obligated itself to any capital expenditure; (g) made or suffered any change in, or condition affecting, its condition (financial or otherwise), properties, profitability, or operations; (h) made any change in the accounting principles, methods, records or practices followed by it or depreciation or amortization policies or rates theretofore adopted, except as may be required under GAAP; (i) made or suffered any amendment or termination of any Company Listed Contract; (j) paid, or made any accrual or arrangement for payment of, any severance or termination pay to, or entered into any employment or loan or loan guarantee agreement with, any current or former officer, director or employee or consultant of the Company or any of its Subsidiaries; (k) paid, or made any accrual or arrangement for payment of, any increase in compensation, bonuses or special compensation of any kind to any officer, director, employee or consultant of the Company or any Company Subsidiary; (l) made or agreed to make any charitable contributions or incurred any non-business expenses; (m) changed or suffered change in any benefit plan or labor agreement affecting any employee of the Company or any of its Subsidiaries otherwise than to conform to Legal Requirements; (n) entered into any exclusive license, distribution, marketing or sales agreement; (o) made any commitment to any Person to develop software without charge or incorporate any software into the Company Products; or (p) entered into any agreement or otherwise obligated itself to do any of the foregoing.

3.22

Corporate Controls

.  Neither the Company, any of its Subsidiaries nor any of their respective directors, managers, stockholders, members, officers, agents, employees or consultants or any other Person while acting on behalf of the Company or any of its Subsidiaries, has, directly or indirectly: (a) used any funds of the Company or any of its Subsidiaries for unlawful contributions, gifts, or other unlawful expenses relating to political activity; (b) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from the funds of the Company or any of its Subsidiaries; (c) established or maintained any unlawful or unrecorded fund of monies or other assets of the Company or any of its Subsidiaries; (d) made or caused to be made any false or fictitious entry on the Company’s or any of its Subsidiaries’ books or records; (e) participated in any racketeering activity involving the Company or any of its Subsidiaries; or (f) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment, or other payment of a similar or comparable nature, to any Person, private or public, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business for the Company or any of its Subsidiaries or to obtain special concessions, or to pay for favorable treatment for business secured by the Company or any of its Subsidiaries or for special concessions already obtained, and neither the Company nor any of its Subsidiaries has participated in any illegal boycott or other similar illegal practices affecting any of its actual or potential customers; provided, that with respect to Nextwave, the foregoing representation and warranty in this Section 3.22 is made to the Knowledge of the Company with respect to Non-Affiliated Nextwave Directors.

3.23

No Restrictions on Business

.  Except for this Agreement or as disclosed in Schedule 3.23, there is no Contract or Order binding upon the Company or any of its Subsidiaries which would have the effect of prohibiting or impairing any business practice of the Company or any of its Subsidiaries, acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted or as currently proposed to be conducted by the Company (as set forth in the business plans and projections of the Company as provided to Parent), other than any prohibition or impairment that would not reasonably be expected to have a Material Adverse Effect.

3.24

Opinion of Financial Advisor

.  The financial advisor of the Company, Capitalink, LC, has rendered its opinion, addressed to the Board of Directors of the Company, to the effect that, as of the date of such opinion, and subject to the assumptions, qualifications and limitations set forth therein, the Merger Consideration is fair, from a financial point of view, to the Company Stockholders.  The Company has provided or will promptly provide a true, correct and complete copy of such opinion to Parent, solely for informational purposes.

3.25

Brokers

.  Except for Millburn Capital Group along with its affiliate, CVF Securities, Inc., no broker, finder, agent, investment banking firm, or similar intermediary has acted on behalf of the Company in connection with this Agreement or the transactions contemplated hereby, and except as set forth on Schedule 3.25 no brokerage commissions, finder’s fees, investment banking firm fees, or other similar fees or commissions are payable by the Company or any of its Subsidiaries in connection therewith based on any agreement, arrangement or understanding with any of them.  The Company has heretofore delivered or made available to Parent a true, correct and complete copy of all agreements between the Company and Millburn Capital Group pursuant to which such firm could be entitled to any payments relating to the transactions contemplated hereby.

3.26

Transaction Costs

.  The Company Transaction Costs have been or will be incurred under Contracts that were entered into on an arm’s length basis and have been fully authorized by the Board of Directors of the Company.  Schedule 3.26 sets forth a projection of the Company Transaction Costs, which was prepared in good faith by the Company's Chief Financial Officer, based on assumptions and estimates believed to be reasonable by the Chief Financial Officer.  As used in this Agreement, the term “Company Transaction Costs” means the costs and expenses that have been or will be incurred by the Company and any of its Subsidiaries in connection with the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder, including: (a) investment banking fees; (b) accounting fees; (c) legal fees; (d) D&O insurance premiums; (e) printing and mailing fees with respect to the Proxy Statement; (f) proxy solicitation fees; (g) exchange agent fees; (h) valuation costs; (i) retention or other bonuses paid or payable to employees of the Company or its Subsidiaries in connection with the Merger, including all incentive payments to be paid to David Knox under his employment agreement with DataWave Systems Inc. on or about the Closing Date; and (j) severance payments that are or will be owed to employees and consultants of the Company and its Subsidiaries who were terminated prior to the Closing Date or are scheduled to be terminated after the Closing Date.  Schedule 3.26 also identifies which Company Transaction Costs have not been paid as of the Execution Date.

3.27

Payments to Employees, Etc

.  All bonus payments made by the Company to current and former officers, directors and employees from and after the Execution Date until the Effective Time shall be made in compliance with ERISA and all other Laws and Orders.

3.28

Disclosure

.  No representation, warranty or statement made by the Company in this Agreement or in any document or certificate furnished or to be furnished to Parent pursuant to this Agreement contains or will contain any untrue or incomplete statement or omits or will omit to state any fact necessary to make the statements contained in this Agreement or in such document or certificate not misleading in any material respect.

3.29

Copies of Documents

.  The Company has caused to be made available for inspection by Parent and its advisers, true, correct and complete copies of all documents referred to in this Article III or in any disclosure Schedule under this Article III.

ARTICLE IV
REPRESENTATIONS OF PARENT AND MERGER SUB

Parent and Merger Sub represent and warrant to the Company that the following statements are true and correct as of the Execution Date, except where another date is specified, and will be true and correct as of the Closing Date:

4.1

Organization, Standing and  Corporate Power

.  Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized, with the requisite corporate power and authority to conduct its business as it is now being conducted.  Merger Sub is wholly-owned by Parent.

4.2

Execution and Validity of Agreement

.  Each of Parent and Merger Sub has the requisite corporate power and authority to enter into this Agreement, to perform its respective obligations hereunder and to consummate the Merger and the other transactions contemplated hereby.  The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize Parent’s or Merger Sub’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

4.3

Enforceability

.  This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of Parent and Merger Sub enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar Laws relating to or affecting the enforcement of the rights and remedies of creditors generally and principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

4.4

Approvals

.  No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any Governmental or Regulatory Authority is required to be made or obtained by Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the transactions contemplated hereby or compliance with the provisions hereof, except for the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Parent or Merger Sub is qualified to do business.

4.5

Interim Operations of Merger Sub

.  Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not engaged in any other business activities and has conducted its operations only as contemplated hereby.  Merger Sub has not incurred, directly or indirectly, any material liabilities or obligations except those in connection with its organization or with the negotiation and execution of this Agreement and the performance of the transactions contemplated hereby.

4.6

Financing Commitment Letter

. Parent is in receipt of, and a party to, that certain First Amendment to Amended and Restated Credit Agreement, dated as of August 2006, by and between the Company and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement Amendment”).  A true, correct and complete copy of the Credit Agreement Amendment has been provided to the Company.  Assuming fulfillment of all conditions set forth in Article VII hereof (exclusive of the provisions of Section 7.3) and the conditions set forth in the Credit Agreement Amendment, Parent will have at the Closing sufficient funds available to it under the Credit Agreement Amendment to pay the Merger Consideration in cash.

4.7

Brokers

.  Except for BlackRock Investments, Inc., no broker, finder, agent, investment banking firm, or similar intermediary has acted on behalf of Parent and Merger Sub in connection with this Agreement or the transactions contemplated hereby, and except as set forth on Schedule 4.7, no brokerage commissions, finder’s fees, investment banking firm fees, or other similar fees or commissions are payable by Parent or any of its Subsidiaries in connection therewith based on any agreement, arrangement or understanding with any of them.

ARTICLE V
COVENANTS RELATING TO CONDUCT OF BUSINESS

5.1

Conduct of the Company’s Business

.  The Company covenants and agrees with Parent and Merger Sub that, between the Execution Date and the Effective Time, the Company shall, and shall cause its Subsidiaries (other than Nextwave, with respect to which the Company shall use commercially reasonable efforts to cause Nextwave, and shall vote its shares in Nextwave and take such other corporate actions in order to cause Nextwave), (i) to operate their respective businesses only in, and not to take any action except in, the Ordinary Course of Business, and (ii) to use all commercially reasonable efforts to preserve intact their business organizations, their business relationships with customers, suppliers and other Persons with whom they have business relationships, and keep available the services of their current officers, consultants and employees; provided, however, that no actions by the Company or its Subsidiaries that are specifically permitted by Article V or Article VI shall be deemed a breach of this sentence.  Without limiting the generality of the foregoing and except as otherwise expressly permitted by this Agreement or as may be consented to in writing by Parent in Parent’s sole discretion, prior to the Effective Time the Company shall not, and shall not permit any of its Subsidiaries to:

(a)

declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other securities;

(b)

except as contemplated by Section 2.3.1, purchase, redeem or otherwise acquire any shares of capital stock or any other securities of the Company or its Subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities, or take any action to accelerate any vesting provisions or alter the terms of exercisability or payment of any such shares or securities, other than the repurchase of unvested shares of Company Common Stock, at the original price paid per share, from employees, consultants or directors upon the termination of their service relationship with the Company or any Subsidiary;

(c)

except as contemplated by Section 2.3.1, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock or any of its other securities;

(d)

issue, deliver, sell, pledge, dispose of, authorize, encumber, or alter or modify the terms of, or propose the issuance, delivery, sale, pledge, disposition, authorization, encumbrance, alteration or modification of the terms of any shares of its capital stock or other securities of any class or series, including any equity or voting interests or any securities convertible into, or exchangeable for any other securities, any options, warrants, calls or rights to acquire any securities, any voting securities or convertible or exchangeable securities or any stock appreciation rights or other rights that are linked in any way to the price of securities of the Company or in any way alter the capitalization structure of the Company or any of its Subsidiaries existing on the Execution Date (other than the issuance of up to 5,187,500 shares of Company Common Stock upon the exercise of Company Options outstanding on the Execution Date pursuant to their terms as in effect on the Execution Date);

(e)

amend its Certificate of Incorporation or Bylaws (or similar organizational documents of any Subsidiary) or adopt, amend or propose to amend any stockholder rights plan or related rights plan;

(f)

effect any merger, consolidation, reorganization, share exchange, joint venture, business combination or similar transaction;

(g)

adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring or recapitalization of the Company or any of its Subsidiaries or otherwise permit the corporate existence of the Company or any of its Subsidiaries to be suspended, lapsed or revoked;

(h)

directly or indirectly, sell, lease, sell and leaseback, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets or any interest therein, other than (i) in the Ordinary Course of Business, (ii) any Liens for Taxes not yet due and payable or being contested in good faith and (iii) such mechanics’ and similar Liens, if any, as do not materially detract from the value of any such properties or assets;

(i)

(i) repurchase, prepay or incur any Indebtedness or assume, guarantee or endorse any Indebtedness of another Person or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, or (ii) make any loans, advances or capital contributions to, or investments in, any other Person, other than the Company or any direct or indirect wholly-owned Subsidiary of the Company;

(j)

(i) enter into, modify, amend or terminate any Contract which if so entered into, modified, amended or terminated would (A) have a Material Adverse Effect, (B) impair in any material respect the ability of the Company to perform its obligations under this Agreement or (C) prevent or materially delay the consummation of the transactions contemplated by this Agreement or (ii) modify, amend or terminate any Company Listed Contract, except for immaterial amendments or modifications made in the Ordinary Course of Business that could not reasonably be expect to have a Material Adverse Effect;

(k)

waive, release or assign any material rights or claims of the Company; settle or propose to settle any litigation, investigation, arbitration, proceeding or other claim;

(l)

(i) purchase, acquire, lease or license-in any material assets in any single transaction or series of related transactions having a fair market value in excess of $25,000; (ii) sell, transfer or otherwise dispose of any material assets other than sales of its products and other non-exclusive licenses of software in the Ordinary Course of Business; (iii) enter into any commitments to any person to develop Software without charge; (iv) sell, transfer or otherwise dispose of any of Company-owned Intellectual Property other than in connection with sales of its products and non-exclusive licenses in the Ordinary Course of Business; (v) terminate any material Software development project that is currently ongoing; (vi) grant “most favored customer” pricing to any Person; (vii) grant to a Person or agree to be bound by any exclusivity arrangements, including any exclusive license, distribution, marketing or sales agreements; (viii) agree to be bound by any non-competition arrangements; (ix) acquire, or agree to acquire, in a single transaction or a series of related transaction, any business, corporation or partnership, or the assets or securities of any of the foregoing; or (x) make or agree to make any capital expenditures other than capital expenditures in fiscal year 2007 that are set forth under the column entitled “FY2007 Budget” (subject to the footnotes thereto) on the spreadsheet that is attached as Schedule 5.1;

(m)

except as contemplated by Section 2.3.1, (i) increase the salary, wages, stipends, bonuses or reimbursable allowances payable to or to become payable to the Company’s directors, officers or employees, (ii) pay any material benefit not required to be paid as of the Execution Date under any Contract or Company Plan; or (ii) enter into, modify, amend or terminate any Company Plan, (iii) accelerate the vesting or payment or alter the terms of exercisability or payment with respect to any securities issued under the Company Plans; or (iv) adopt or enter into any collective bargaining agreement or other labor union contract applicable to the employees of the Company or any of its Subsidiaries;

(n)

maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice in any material respect or purchase any additional insurance;

(o)

except as required by GAAP, revalue any of its material assets or make any changes in accounting methods, principles or practices;

(p)

make or rescind any material election relating to Taxes or settle or compromise any material Tax liability or enter into any closing, settlement or other agreement with any Tax authority with respect to any material Tax liability or audit, or file or cause to be filed any amended Tax return, file or cause to be filed any claim for material refund of Taxes previously paid, or agree to an extension of a statute of limitations with respect to the assessment or determination of Taxes;

(q)

fail to file any material Tax returns when due, fail to cause such Tax returns when filed to be materially true, correct and complete, prepare or fail to file any Tax return in a manner inconsistent with past practices in preparing or filing similar Tax returns in prior periods or, on any such Tax return of the Company, take any position, make any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax returns in prior periods, in each case, except to the extent required by applicable Legal Requirements, or fail to pay any material Taxes when due;

(r)

effectuate a “plant closing” or “mass layoff,” as those terms are defined in the Worker Adjustment and Retraining Notification Act of 1988, as amended, affecting in whole or in part any site of employment, facility, operating unit or employee of the Company or any of its Subsidiaries;

(s)

take any action with respect to the establishment, payment or grant of any severance or termination pay or stay, bonus, reward or other incentive arrangement; and

(t)

authorize or enter into any contract, agreement, commitment or arrangement with respect to, or commit, resolve or agree to take any of, the foregoing actions and matters that are prohibited by this Section 5.1.

5.2

No Solicitation by the Company

.

5.2.1

Restrictions

.  The Company shall not, nor shall it permit any of its Subsidiaries to, nor shall they instruct, authorize or permit any director, officer or employee of the Company or any of its Subsidiaries or any investment banker, financial advisor, attorney, accountant or other advisor or representative of the Company or any of its Subsidiaries to take any action to, directly or indirectly, through another Person or method:

(a)

solicit, initiate, facilitate or encourage (including by furnishing information) any Takeover Proposal or the making of any proposal that constitutes or would constitute a Takeover Proposal; or

(b)

enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any nonpublic information relating to the Company or any of its Subsidiaries or afford access to the properties, books or records of the Company or any of its Subsidiaries to any Person (other than Parent, Merger Sub and their respective officers, directors, employees, agents and advisors) regarding a Takeover Proposal; provided, however, that at any time prior to the time that the Company Stockholder Approval is obtained, if the Board of Directors of the Company receives an unsolicited bona fide proposal from a Third Party regarding an actual or potential Takeover Proposal and determines in good faith that such proposal is, or is reasonably expected by the Board of Directors of the Company to result in, a Superior Proposal, and if no breach of this Section 5.2.1 has occurred, the Company may, after and subject to giving Parent and Merger Sub at least four Business Days advance written notice:

(i)

furnish information with respect to the Company and its Subsidiaries to the Third Party making such Takeover Proposal (and its representatives) pursuant to a confidentiality agreement that is identical in all material respects to and materially no less favorable to the Company than the Confidentiality Agreement and participate in discussions or negotiations with the Third Party making such Takeover Proposal (and its representatives) regarding such Takeover Proposal; and

(ii)

enter into a binding written agreement providing for the implementation of a Superior Proposal if the Company, following the approval of the Superior Proposal by the Board of Directors of the Company and after compliance with the provisions of this Section 5.2 and Section 6.2.3, elects to terminate this Agreement pursuant to Section 8.1(f).

The Company shall promptly notify Parent both orally and in writing of any request for information or any proposal that involves an actual or potential Takeover Proposal.  Such notification shall state the identity of all Persons making such request or proposal and all terms of such request or proposal.  The Company shall keep Parent informed both orally and in writing of the status (including all modifications and amendments) of any and all such requests or proposals on a prompt, ongoing, current and continuous basis, and shall promptly respond to requests made by Parent for information in such regard.  Without limiting the generality of the foregoing, the Company agrees that it will not execute any agreement permitted under Section 5.2.1(b) unless and until (A) it has complied with the applicable provisions of Section 6.2.3 and (B) four Business Days have elapsed following delivery of a written notice to Parent that explicitly states that the Board of Directors of the Company has approved execution of definitive agreements (copies of which shall be provided to Parent concurrently with such notice together with all schedules, exhibits and ancillary agreements thereto) with respect to a Superior Proposal.  The term “Takeover Proposal” means any proposal or offer, or intended proposal or offer, from any Person (or group of Persons) other than a Party or its Subsidiaries (a “Third Party”) relating to any direct or indirect acquisition, in one transaction or a series of transactions, including any merger or business combination (regardless of which entity survives such merger or business combination or whether or not such transaction is a so-called “merger of equals”), consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, recapitalization, liquidation, dissolution, joint venture or similar transaction, of (y) all or substantially all of the assets, properties and business of the Company and its Subsidiaries or (z) beneficial ownership of 20% or more of the outstanding shares of Company Common Stock or capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries.  The term “Superior Proposal” means any proposal (on its most recently amended or modified terms, if amended or modified) made by a Third Party to enter into a transaction contemplated by a Takeover Proposal that the Board of Directors of the Company determines in its good faith judgment, after consultation with the Company’s independent financial advisors of nationally recognized reputation (who may be Millburn Capital Group), to be more favorable to the Company Stockholders from a financial point of view than the transactions contemplated by this Agreement, taking into account all of the terms and conditions of such proposal, the likelihood of completion of such transaction, and the financial, regulatory, legal and other aspects of such proposal.

5.2.2

Compliance With Exchange Act

.  The terms of this Section 5.2 shall not prohibit the Company from taking any action necessary in order to comply with the Exchange Act, including Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, provided that neither the Company nor its Board of Directors shall, except as permitted by this Agreement, propose to withdraw, amend, change or modify its recommendation of this Agreement and the Merger, or to approve or recommend, or propose to publicly approve or recommend, a Takeover Proposal.

5.2.3

Cease Existing Discussions

.  The Company shall immediately cease all existing discussions or negotiations with any Persons conducted heretofore with respect to a Takeover Proposal or any potential Takeover Proposal.  The restrictions set forth in this Section 5.2 shall apply to negotiations, discussions and the provision of information to all Persons without regard to whether the Company initially made contact with such Persons prior to or following the Execution Date.

5.3

Employee Benefit Matters

.  From and after the Effective Time, Parent shall, subject to the subsequent provisions of this Section 5.3, cause the Surviving Corporation or its successor to maintain all of the Company’s employee benefit plans (excluding option plans) set forth on Schedule 3.16.1 in accordance with their terms as in effect immediately before the Effective Time, subject to any amendment or termination thereof that may be permitted by such benefit plans.  To the extent that the Surviving Corporation or its successor determines not to maintain any or all of such employee benefit plans, then it may terminate any or all of such plans, provided that the Company shall not be deemed to have breached any representation, warranty or covenant under this Agreement as a result of such termination.

ARTICLE VI
ADDITIONAL AGREEMENTS

6.1

Proxy Statement

.

6.1.1

Preparation and Filing

.  As promptly as practicable following the Execution Date, the Company shall prepare and shall file with the SEC a document that will constitute the proxy statement with respect to the Merger relating to the Company Stockholders’ Meeting (together with any amendments thereto, and all exhibits or schedules thereto, the “Proxy Statement”).  Copies of the Proxy Statement shall be filed by the Company with or provided by the Company to the Canadian Regulators in accordance with their rules and applicable Canadian securities laws.  Each of the Parties shall use all reasonable efforts to cause the Proxy Statement to be approved or otherwise cleared by the SEC, and the Canadian Regulators, if applicable, as soon as practicable after the Execution Date.  Parent or the Company, as the case may be, shall furnish all information concerning Parent and Merger Sub or the Company, respectively, as the other Party may reasonably request in connection with such actions and the preparation of the Proxy Statement.  The Company shall promptly notify Parent of the receipt of any comments from the SEC or the Canadian Regulators or their staffs on the Proxy Statement and of any request from the SEC or the Canadian Regulators or their staffs for amendments or supplements thereto or for additional information, and each Party shall promptly provide to the other Parties copies of all correspondence between such Party or any of its representatives and advisors and the SEC or the Canadian Regulators or their staffs.  Except following a Subsequent Determination, no initial filing or amendment or supplement to the Proxy Statement shall be made without the approval of Parent and the Company, which approval shall not be unreasonably withheld, delayed or conditioned.  Each of the Parties hereto shall promptly advise the other Parties hereto, after it receives notice thereof, of (a) the time when the Proxy Statement has been approved or otherwise cleared by the SEC or the Canadian Regulators or (b) the time when any supplement or amendment has been filed.  None of the information supplied by the Company or Parent for inclusion or incorporation by reference in the Proxy Statement shall, at (i) the time filed with the SEC or other regulatory agency, (ii) the date it or any amendments or supplements thereto are mailed to the Company Stockholders, (iii) the time of the Company Stockholders’ Meeting and (iv) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  If at any time prior to the Effective Time, any event or circumstance relating to the Company or any of its Subsidiaries or Parent, or their respective officers or directors, should be discovered by the Company or Parent, as the case may be, that should be set forth in an amendment or a supplement to the Proxy Statement, the Company or Parent, as the case may be, shall promptly inform the other Party.  The Company shall cause the Proxy Statement and all documents it is responsible for filing with the SEC and the Canadian Regulators in connection with the Merger to comply as to form and substance in all material respects with the applicable requirements of the Exchange Act, the Securities Act, the DGCL and the regulations and rules of the Canadian Regulators and applicable Canadian securities laws.

6.1.2

Cooperation Between the Parties

.  The Company and Parent shall cooperate in connection with the preparation of the Proxy Statement, including by (a) giving each other and their respective counsel a reasonable opportunity to review and comment on the Proxy Statement, each time before such document (or any amendment thereto) is filed with the SEC, (b) providing reasonable and good faith consideration to any comments made by the other Party and its counsel, (c) giving promptly to the other Party and its counsel any comments or other communications, whether written or oral, that such Party or its counsel may receive from time to time from the SEC with respect to the Proxy Statement and (d) providing a reasonable opportunity to participate in the response to those comments by giving the other Party and its counsel a reasonable opportunity to review and comment on the SEC comments and proposed response and the opportunity to participate in any discussions or meetings with the SEC.

6.1.3

Board Recommendation

.  The Proxy Statement shall include (a) the approval of the Merger by the Board of Directors of the Company and (b) the recommendation of the Board of Directors of the Company to the Company Stockholders that they vote in favor of approval of this Agreement and the Merger, subject to the Company’s rights under Section 6.2.3.

6.1.4

Mailing

.  As promptly as practicable after the Proxy Statement has been approved or otherwise cleared by the SEC, the Company shall mail the Proxy Statement to the Company Stockholders in accordance with applicable Law.

6.2

Company Stockholders’ Meeting

.

6.2.1

Calling and Holding the Meeting

.  The Company shall, as promptly as practicable following the Execution Date, establish a record date for, duly call, give notice of, convene and hold a meeting of the Company Stockholders (the “Company Stockholders’ Meeting”) for the purpose of obtaining the Company Stockholder Approval, regardless of whether the Board of Directors of the Company determines at any time that this Agreement or the Merger is no longer advisable or recommends that the Company Stockholders reject this Agreement or the Merger or otherwise modifies its recommendation of the Merger, in all cases subject to its rights under this Section 6.2, and provided further that the Company shall have no further obligations hereunder following termination of this Agreement pursuant to Section 8.1.  The Company shall cause the Company Stockholders’ Meeting to be held as promptly as practicable following the Execution Date.  The Company shall, through its Board of Directors, recommend to the Company Stockholders that they adopt and approve this Agreement and the Merger, and shall include such recommendation in the Proxy Statement, in each case subject to its rights under this Section 6.2.  The Company shall use all reasonable efforts to hold the Company Stockholders’ Meeting as soon as practicable after the date on which the Proxy Statement is approved or otherwise cleared by the SEC.

6.2.2

Solicitation of Proxies

.  Except as otherwise contemplated by this Agreement, the Company shall use all reasonable efforts to solicit from its stockholders proxies in favor of the approval of this Agreement and the Merger pursuant to the Proxy Statement and shall take all other action necessary or advisable to secure the Company Stockholder Approval.  The Company shall take all other action necessary or, in the opinion of the other Parties hereto, advisable to promptly and expeditiously secure any vote or consent of stockholders required by applicable Law and the Company’s Certificate of Incorporation and Bylaws to effect the Merger.  The Company may retain an agent, on terms or conditions reasonably acceptable to Parent, for the purpose of soliciting proxies on behalf of the Company for the Company Stockholders’ Meeting; provided, however, that in the event of termination of this Agreement (other than a termination pursuant to Section 8.1(c) or any termination pursuant to which a Termination Fee may be payable), any and all fees and expenses of such agent shall be reimbursed to the Company by Parent within five Business Days of a written request by the Company for reimbursement.

6.2.3

Changes to Board Recommendation

.  Neither the Board of Directors of the Company nor any committee thereof shall (a) except as expressly permitted by this Section 6.2.3, withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, in a manner adverse to Parent, the approval or recommendation of the Board of Directors or such committee of this Agreement, the Merger and the other transactions contemplated hereby, (b) approve or recommend, or propose publicly to approve or recommend, any Takeover Proposal, or (c) cause the Company or a Subsidiary to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement in connection with any Takeover Proposal (each, a “Company Acquisition Agreement”).  Notwithstanding the foregoing, if, prior to the time the Company Stockholder Approval is obtained, the Company receives a Superior Proposal, the Board of Directors of the Company may (subject to this and the following sentences) inform the Company Stockholders that it no longer recommends the approval of this Agreement and the Merger by the Company Stockholders (a “Subsequent Determination”), but the Board of Directors of the Company, if it has received a Superior Proposal, may only withdraw its approval and recommendation after the fourth Business Day has passed following Parent’s receipt of written notice advising Parent that the Board of Directors of the Company has received a Superior Proposal (which notice shall specify the material terms and conditions of such Superior Proposal (and include a copy or most recent draft copy thereof with all accompanying documentation or draft documentation), identify the Person making such Superior Proposal and state that the Board of Directors intends to make a Subsequent Determination).  After providing such notice, the Company shall provide a reasonable opportunity to Parent to make such adjustments in the terms and conditions of this Agreement as would enable the Board of Directors of the Company to proceed with its recommendation of this Agreement and the Merger to the Company Stockholders without a Subsequent Determination; provided, however, that any such adjustment shall be at the discretion of Parent at the time.  The Company shall submit this Agreement to the Company Stockholders at the Company Stockholders’ Meeting even if the Board of Directors of the Company shall have made a Subsequent Determination.

6.3

Access to Information; Confidentiality

.  The Company shall, and shall cause each of its Subsidiaries to, afford to Parent and to the officers, employees, attorneys, accountants and other representatives of Parent, reasonable access during normal business hours during the period prior to the Effective Time or the termination of this Agreement, and without undue disruption of their respective businesses, to their respective properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause each of its Subsidiaries to, promptly deliver or make available to Parent (a) a copy of each report, schedule, form, statement and other document filed by it or received by it during such period pursuant to the requirements of federal or state securities Laws and (b) all other information concerning its business, properties and personnel as Parent may reasonably request.  Parent will hold, and will cause its respective officers, employees, attorneys, accountants and other representatives to hold, any nonpublic information in accordance with the terms of the Mutual Non-Disclosure Agreement, dated as of November 28, 2005, between Interactive Communications International, Inc., a wholly-owned subsidiary of Parent, and DataWave Services US, Inc., a wholly-owned subsidiary of the Company (the “Confidentiality Agreement”).  The Company (i) shall promptly upon execution of this Agreement request each Person that has heretofore executed a confidentiality or non-disclosure agreement in connection with its consideration of acquiring the Company or any of its Subsidiaries to return all materials containing confidential information and copies thereof furnished to such Person by or on behalf of the Company or any of its Subsidiaries and (ii) shall not, without the prior written consent of Parent, waive any of its rights or remedies under any such confidentiality or non-disclosure agreement or release any other party to any such confidentiality or non-disclosure agreement from any of its obligations thereunder.

6.4

Further Actions

.  Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things that are necessary or advisable to consummate and make effective the Merger and the other transactions contemplated by this Agreement, including (a) the taking of all commercially reasonable acts necessary to cause the conditions in Article VII to be satisfied, (b) the obtaining of all necessary consents, approvals or waivers from third parties and (c) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.  Nothing set forth in this Section 6.4 will limit or affect actions permitted to be taken pursuant to Section 5.2, and notwithstanding this Section 6.4, the provisions of Section 6.5 shall govern with respect to filings with, and consents, approvals, permits or authorizations from, Governmental or Regulatory Authorities.

6.5

Filings; Other Actions

.

6.5.1

Preparation and Prosecution of Filings

.  Upon the terms and subject to the conditions herein provided each Party hereto shall (a) use all commercially reasonable efforts to cooperate with one another in determining which filings and registrations are required to be made prior to the Effective Time, and which consents, approvals, waivers, clearances, permits or authorizations or confirmations are required to be obtained prior to the Effective Time, from Governmental or Regulatory Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, (b) use all commercially reasonable efforts to timely make all such filings and registrations and timely obtain all such consents, approvals, waivers, clearances, permits, registrations, authorizations or confirmations (including any required filings under any foreign antitrust, competition or trade Law), (c) use all commercially reasonable efforts to avoid or eliminate as soon as practicable each and every impediment under any antitrust Law that may be asserted by any foreign governmental antitrust authority so as to enable the Parties to expeditiously close the transactions contemplated hereby, and (d) use all commercially reasonable efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable.

6.5.2

Timing of Filings

.  Without limiting the generality of the foregoing, the Company and Parent shall, as promptly as practicable and before the expiration of any relevant legal deadline, but in no event later than ten Business Days following the execution and delivery of this Agreement, file with any foreign Governmental or Regulatory Authority, any filings, reports, information and documentation required for the transactions contemplated hereby pursuant to any foreign antitrust or competition Law. Each of the Company and Parent shall furnish to each other’s counsel such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission that is necessary under any foreign antitrust or competition Law.

6.5.3

Cooperation Between the Parties

.  Parent and the Company shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, any Governmental or Regulatory Authority and shall comply promptly with any such inquiry or request.  Each Party shall, if requested by the other Party, permit such other Party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental or Regulatory Authority or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the applicable Governmental or Regulatory Authority or other Person, give the other Parties the opportunity to attend and participate in such meetings and conferences, in each case in connection with the Merger.

6.5.4

No Extraordinary Actions

.  Nothing in this Agreement, however, shall require or be construed to require any Party hereto, in order to obtain the consent or successful termination of any review of any such Governmental or Regulatory Authority regarding the transactions contemplated hereby, to (a) sell or hold separate, or agree to sell or hold separate, before or after the Effective Time, any assets, businesses or any interests in any assets of businesses, of Parent, the Company or any of their respective affiliates (or to consent to any sale, or agreement to sell, by Parent or the Company, of any assets or businesses, or any interests in any assets or businesses), or any change in or restriction on the operation by Parent or the Company of any assets or businesses, or (b) enter into any other agreement or be bound by any obligation that, in Parent’s good faith judgment, may have a material adverse effect on the benefits to Parent of the transactions contemplated by this Agreement.

6.6

Fees and Expenses; Termination Fee; Reimbursement; Reliance

.

6.6.1

Fees and Expenses

.  Except as specifically provided below, all fees, costs and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated hereby shall be paid by the Party incurring such fees or expenses, whether or not the Merger is consummated.

6.6.2

Termination Fee

.  If (a) Parent terminates this Agreement pursuant to Section 8.1(d), or (b) the Company terminates this Agreement pursuant to Section 8.1(f), or (c) a Takeover Proposal shall have been publicly announced, commenced or otherwise become publicly known or any Person shall have publicly announced an intention to make a Takeover Proposal (and such Takeover Proposal or intention has not been withdrawn) and either (i) the Company terminates this Agreement pursuant to Section 8.1(b)(i) prior to February 28, 2007 (or prior to March 31, 2007, if the End Date has been automatically extended to January 31, 2007 pursuant to Section 8.1) or (ii) Parent or the Company terminates this Agreement (A) pursuant to Section 8.1(b)(iii) or (B) after the Company Stockholder Approval shall not have been obtained at the Company Stockholders’ Meeting duly convened therefor, or (d) the Company terminates this Agreement pursuant to Section 8.1(b)(i) prior to the applicable date specified in Section 6.6.2(b)(i) above and within six (6) months following such termination the Company or its successor enters into a written agreement with respect to a Takeover Proposal with a Person (or an affiliate of a Person) that publicly announced the intention to make a Takeover Proposal, or with a Person that was the proposed acquirer in a Takeover Proposal that was publicly announced, commenced or otherwise became publicly known, prior to the termination of this Agreement, then in the case of (a), (b), (c) or (d) above, the Company shall pay to Parent a fee in the amount of $2,000,000 (the “Termination Fee”) by wire transfer to an account designated in advance by Parent.  The Termination Fee shall be payable (w) upon termination of this Agreement by Parent under clause (a) above, or (x) upon termination of this Agreement by the Company under clause (b) above, or (y) upon termination of this Agreement by Parent or the Company, as applicable, under clause (c) above; or (z) upon the Company or its successor entering into an agreement contemplated under clause (d) above.

6.6.3

Reimbursement

.  If either Parent or the Company terminates this Agreement (a) pursuant to Section 8.1(b)(iii) or (b) the Company has paid a Termination Fee to Parent pursuant to Section 6.6.2, then the Company shall pay to Parent and its Affiliates, or otherwise reimburse Parent and its Affiliates for, all of the charges and expenses incurred by Parent and its Affiliates (including attorneys’ fees, investment banking fees and accounting fees) in connection with this Agreement and the transactions contemplated by this Agreement up to a maximum amount of $1,000,000 by wire transfer to an account designated in advance by Parent.  Any payment made pursuant to this Section 6.6.3 shall be payable at the time of termination by Parent or the Company under clause (a) or (b) of this Section 6.6.3.

6.6.4

Reliance

.  Parent, the Company and Merger Sub agree that the agreements contained in this Section 6.6 are an integral part of the transactions contemplated by this Agreement and a material inducement to Parent and Merger Sub to enter into this Agreement and that Parent would not enter into this Agreement in the absence of such provisions.  If the Company fails to promptly pay Parent any fee or expense reimbursement due under this Section 6.6, then the Company shall also pay all costs and expenses (including legal costs and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment or to enjoin any Takeover Proposal, together with interest on all such unpaid amounts at the publicly-announced prime rate of Citibank, N.A., from the date such fee or expense reimbursement was required to be paid or made.

6.7

Public Announcements; Other Communications

.  Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or public statement with respect to this Agreement and the transactions contemplated hereby and shall not issue any such press release or make any public statement without the prior consent of the other Party, except as may be required by applicable Law or Legal Requirement, in which case the Party proposing to issue such press release or public statement shall use all reasonable efforts to consult in good faith with the other Party prior to such release or public statement.

6.8

Director’s and Officer’s Insurance and Indemnification

.

6.8.1

Indemnification

.  From and after the Effective Time, the Surviving Corporation shall indemnify, defend and hold harmless to the fullest extent permitted by Law the present and former officers and directors of the Company and its Subsidiaries against all losses, claims, damages and liabilities in respect of acts or omissions occurring at or prior to the Effective Time. Parent shall cause the Surviving Corporation (and its successors) to establish and maintain provisions in its Certificate of Incorporation and Bylaws (or other comparable organizational documents) concerning the indemnification and exoneration of the Company’s former and present officers and directors that are no less favorable to those persons than the provisions of the Company’s Certificate of Incorporation and Bylaws.  Parent shall cause the Surviving Corporation to fulfill and honor in all respects all rights to indemnification, advancement of litigation expenses and limitation of personal liability existing in favor of the officers and directors of the Company and its Subsidiaries under the provisions existing on the Execution Date in any indemnification agreements between the Company and such individuals, and all such provisions shall, with respect to any matter existing or occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement), survive the Effective Time, and, as of the Effective Time, the Surviving Corporation shall assume all obligations of the Company in respect thereof as to any claim or claims asserted prior to or after the Effective Time.

6.8.2

Insurance

.  Prior to the Effective Time, the Company shall have the right to obtain and pay for in full a “tail” coverage directors’ and officers’ liability insurance policy covering a period of up to six years after the Effective Time and providing coverage in amounts and on terms generally consistent with the Company’s existing D&O insurance.

6.8.3

Beneficiaries

.  The provisions of this Section 6.8 are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives, and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

6.9

Subsequent Financial Statements

.  The Company, prior to the Effective Time, will timely file with the SEC each Annual Report on Form 10-KSB, Quarterly Report on Form 10-QSB and Current Report on Form 8-K required to be filed by it under the Exchange Act and the rules and regulations promulgated thereunder and will promptly deliver to Parent copies of each such report filed with the SEC.  As of their respective dates, none of such reports shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included in such reports will fairly present the financial position of the Company and its Subsidiaries as at the dates thereof and the results of their operations and cash flows for the periods then ended in accordance with GAAP applied on a consistent basis and, subject, in the case of unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein.

ARTICLE VII
CONDITIONS TO THE MERGER

7.1

Conditions to Each Party’s Obligation to Effect the Merger

.  The respective obligation of each Party to effect the Merger is subject to the satisfaction or waiver, on or prior to the Closing Date, of the following conditions:

7.1.1

Company Stockholder Approval

.  Company Stockholder Approval shall have been obtained.

7.1.2

Government and Other Approvals

.  The waiting period (and any extension thereof) applicable to the consummation of the Merger under any Legal Requirement (including any authorization, consent, order or approval, or dedication, filing or expiration of any waiting period) of any Governmental or Regulatory Authority shall have expired or been terminated, as the case may be, and no Governmental or Regulatory Authority shall be continuing to investigate the Merger, and no Governmental or Regulatory Authority or third party shall be seeking to challenge the consummation of the Merger administratively or in court. Any requirements of other jurisdictions or Governmental or Regulatory Authorities applicable to the consummation of the Merger shall have been satisfied, unless the failure of such requirements to be satisfied would not have a Material Adverse Effect or a material adverse effect on Parent.

7.1.3

No Legal Restraints

.  No temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition (collectively, “Legal Restraints”) that has the effect of preventing the consummation of the Merger shall be in effect.

7.2

Conditions to Obligation of Parent and Merger Sub

.  The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction or waiver, on or prior to the Closing Date, of the following conditions:

7.2.1

Representations and Warranties

.  The representations and warranties of the Company contained herein shall be true and correct (without regard to the terms “material”, “materially” or “Material Adverse Effect”) as though made as of the Closing Date such that the aggregate effect of any inaccuracies in such representations and warranties would not have a Material Adverse Effect, except (a) that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date, and (b) for changes contemplated by this Agreement.  Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or chief financial officer of the Company to such effect.

7.2.2

Performance of Obligations of the Company

.  The Company shall have performed any covenants or obligations required to be performed by it under this Agreement at or prior to the Closing Date in all material respects, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

7.2.3

No Material Adverse Effect

.  Since the Execution Date, there shall have occurred no Material Adverse Effect, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

7.2.4

Dissenting Shares

.  The aggregate number of Dissenting Shares, if any, shall be less than 10% of the total issued and outstanding shares of Company Common Stock as of immediately prior to the Effective Time.

7.2.5

Termination of Company Options Plans

.  The Company Option Plans and all outstanding Company Options shall have been terminated in accordance with Section 2.3 and all other obligations and actions set forth in Section 2.3 shall have been met and performed.

7.2.6

Estimated Working Capital Statement

.  The Company shall have delivered the Estimated Working Capital Statement to Parent and Merger Sub at least ten Business Days prior to the Closing Date.  Parent and the Company shall have mutually agreed upon the Estimated Working Capital Adjustment in accordance with Section 2.5.3.  The Estimated Working Capital Statement shall indicate which Company Transaction Costs have not been paid in full as of the Closing Date.

7.2.7

Opinion of U.S. Counsel

.  Parent and Merger Sub shall have received an opinion of Cairncross & Hempelmann, P.S., U.S. counsel to the Company, dated the Closing Date, in form and substance reasonably satisfactory to Parent and Parent’s legal counsel.

7.2.8

Opinion of Canadian Counsel

.  Parent and Merger Sub shall have received an opinion of Lang Michener LLP, Canadian counsel to the Company, dated the Closing Date, in form and substance reasonably satisfactory to Parent and Parent’s legal counsel.

7.2.9

Required Approvals, Notices and Consents

.  The Company shall have obtained those consents to assignment with respect to the contracts and agreements that are marked with an “*” on Schedule 3.8.3, at no expense to Parent or Merger Sub, and there shall not have been withdrawn or modified any such consent.  Each such consent shall be in writing and in a form reasonably satisfactory to Parent and Merger Sub.

7.2.10

Employment Agreement

.  Josh Emanuel shall have executed and delivered an employment agreement with the Surviving Corporation.

7.2.11

Other Agreements

.  The Company, the Representative, the Company Stockholders, the Escrow Agent, the Exchange Agent and other third parties, as applicable, shall have executed and delivered the Escrow Agreement, the exchange agreement, the stockholder representative agreement and such other agreements, certificates and documents to which they are a party as are contemplated by this Agreement in connection with the Merger, including a secretary’s certificate for the Company (including incumbency) and good standing certificates for the Company and each of its Subsidiaries in their respective jurisdictions of incorporation or formation and in all jurisdictions where such entities are qualified to do business, in each case to the effect that such entities are in good standing in such jurisdictions.

7.3

Conditions to Obligation of the Company

.  The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver, on or prior to the Closing Date, of the following conditions:

7.3.1

Representations and Warranties

.  The representations and warranties of Parent and Merger Sub contained herein shall be true and correct (without regard to the terms “material”, “materially” or “material adverse effect”) as though made as of the Closing Date such that the aggregate effect of any inaccuracies in such representations and warranties would not have a material adverse effect on Parent, except (a) that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date, and (b) for changes contemplated by this Agreement.  The Company shall have received a certificate signed on behalf of Parent and Merger Sub by the chief executive officer or chief financial officer of Parent and Merger Sub, respectively, to such effect.

7.3.2

Performance of Obligations of Parent and Merger Sub

.  Parent and Merger Sub shall have performed any covenants or obligations required to be performed by them under this Agreement at or prior to the Closing Date in all material respects, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by the chief executive officer or chief financial officer of Parent and Merger Sub, respectively, to such effect.

7.3.3

Employment Agreement

.  Surviving Corporation shall have executed and delivered an employment agreement with Josh Emanuel.

7.3.4

Access to Financing

.  Parent shall have secured sufficient financing to consummate the Merger and the payment of the Merger Consideration.

7.3.5

Other Agreements

.  Parent and Escrow Agent, as applicable, shall have executed and delivered the Escrow Agreement and such other agreements, certificates and documents to which it is a party as are contemplated by this Agreement in connection with the Merger, including secretary’s certificates for Parent and Merger Sub (including incumbency).

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

8.1

Termination

.  This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, whether before or after Company Stockholder Approval has been obtained and notwithstanding adoption of this Agreement by Parent, as the sole stockholder of Merger Sub:

(a)

by mutual written consent of Parent and the Company;

(b)

by either Parent or the Company, if:

(i)

the Merger shall not have been consummated by December 29, 2006 (the “End Date”, as extended below); provided, that if (A) the Effective Time has not occurred by the End Date by reason of nonsatisfaction of the conditions set forth in Section 7.1.2 and (B) all other conditions set forth in Article VII have been satisfied or waived or are then capable of being satisfied, then the End Date shall automatically be extended to January 31, 2007 (which shall then be the “End Date”); provided, further, that no Party may terminate this Agreement pursuant to this Section 8.1(b)(i) if such Party’s failure to fulfill any of its obligations under this Agreement shall have been a principal reason that the Effective Time shall not have occurred on or before the End Date,

(ii)

any Legal Restraint set forth in Section 7.1.3 shall be in effect and shall have become final and nonappealable, or

(iii)

the Company Stockholder Approval shall not have been obtained at the Company Stockholders’ Meeting duly convened therefor; or

(c)

by Parent, if the Company shall have breached or failed to perform in any respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, or if any representations or warranties of the Company shall have become untrue which breach or failure to perform or untrue representation or warranty (A) would give rise to the failure of a condition set forth in Sections 7.2.1 or 7.2.2 and (B) cannot be or has not been cured within thirty days after Parent’s giving written notice to the Company of such breach (a “Company Material Breach”) (provided, in each case, that Parent is not then in Parent Material Breach of any representation, warranty, covenant or other agreement set forth in this Agreement);

(d)

by Parent, if there shall have occurred a Company Triggering Event, provided, that Parent is not then in Parent Material Breach of any representation, warranty, covenant or other agreement set forth in this Agreement (for purposes of this Agreement, “Company Triggering Event” shall mean: (i) the failure of the Board of Directors of the Company to recommend that the Company Stockholders vote to adopt this Agreement, or the withdrawal or modification of the Company Board Approval in a manner adverse to Parent; (ii) the Company shall have failed to include in the Proxy Statement the Company Board Approval or a statement to the effect that the Board of Directors of the Company has determined and believes that the Merger is in the best interests of the Company and the Company Stockholders; (iii) the Board of Directors of the Company shall have approved, endorsed or recommended any Takeover Proposal; (iv) a tender or exchange offer relating to securities of the Company shall have been commenced and the Company shall not have sent to its securityholders, within ten Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Board of Directors recommends rejection of such tender or exchange offer; (v) a willful and material breach by the Company of Section 5.2; or (vi) the Company resolves, agrees or proposes publicly to take any of the foregoing actions in response to such Takeover Proposal);

(e)

by the Company, if Parent or Merger Sub shall have breached or failed to perform in any respect any of its representations, warranties, covenants or other agreements set forth in this Agreement or if any representations or warranties of Parent or Merger Sub shall have become untrue, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Sections 7.3.1 or 7.3.2 and (ii) cannot be or has not been cured within thirty (30) days after the Company’s giving written notice to Parent of such breach (a “Parent Material Breach”) (provided that the Company is not then in Company Material Breach of any representation, warranty, covenant or other agreement set forth in this Agreement); or

(f)

by the Company, if (i) the Company is not in breach of its obligations under Section 5.2 hereof, (ii) the Board of Directors of the Company authorizes the Company, subject to complying with the terms of this Agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal, and the Company notifies Parent in writing that it intends to enter into such an agreement, attaching the most current version of such agreement to such notice, (iii) Parent does not make, within four Business Days of receipt of the Company’s written notification of its intention to enter into a binding agreement for a Superior Proposal, an offer that the Board of Directors of the Company determines, in good faith after consultation with its financial advisors, is at least as favorable, from a financial point of view, to the Company Stockholders as the Superior Proposal and (iv) the Company prior to such termination pays to Parent in immediately available funds any fees required to be paid pursuant to Section 6.6 hereof.  The Company agrees (A) that it will not enter into a binding agreement referred to in clause (ii) above until at least the fourth Business Day after notice to Parent required thereby has been delivered to Parent and (B) to notify Parent promptly if its intention to enter into a written agreement referred to in its notification shall change at any time after giving such notification.

8.2

Effect of Termination

.  In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Merger Sub or the Company, other than Section 6.6, Section 6.7, this Section 8.2 and Article IX; provided, however, that no such termination shall relieve any Party from any liability or damages resulting from an intentional or willful breach or intentional or willful failure to perform by a Party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.

8.3

Amendment

.  This Agreement may be amended by the Parties at any time before or after Company Stockholder Approval; provided, however, that after any such approval, there shall not be made any amendment that by Law requires further approval by the Company Stockholders without the further approval of such holders.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

8.4

Extension; Waiver

.  At any time prior to the Effective Time, a Party may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties of the other Parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of Section 8.3, waive compliance by the other Party with any of the agreements or conditions set forth in this Agreement.  Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.  Any waiver or failure to insist upon strict compliance with any obligation, covenant, agreement, provision, term or condition of this Agreement shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply.  The failure or delay of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

ARTICLE IX
GENERAL PROVISIONS

9.1

Governing Law; Consent to Jurisdiction

.  The interpretation and construction of this Agreement, and all matters relating hereto (including the validity or enforcement of this Agreement), shall be governed by the Laws of the State of Delaware without regard to any conflicts or choice of laws provisions of the State of Delaware that would result in the application of the Law of any other jurisdiction.  Each of the Parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of either (a) the Court of Chancery of the State of Delaware State or (b) any Federal court of the United States of America sitting in the State of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and each agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its Affiliates except in such courts).  Each of the Parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such Party’s respective address set forth in Section 9.4 shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence.  Each of the Parties irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) any Court of Chancery of the State of Delaware State or (ii) any Federal court of the United State of America sitting in the State of Delaware, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

9.2

Certain Definitions

.  For purposes of this Agreement, the following definitions shall apply:

9.2.1

“Affiliate.”

  An “Affiliate” of any Person, means any executive officer or director of such Person or another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such first Person.

9.2.2

“Business Day.”

  Such term means any day other than Saturday, Sunday or any other day on which banks are legally permitted to be closed in New York, New York.

9.2.3

“Contract.”

  Such term means a loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, lease or other contract, commitment, agreement, instrument, obligation, binding arrangement, binding understanding, binding undertaking, permit, franchise or license, whether oral or written, that has not been terminated and that contains any continuing obligation or liability of the Company or a third party, including any invoice, purchase order or account set-up form made or issued in the Ordinary Course of Business.

9.2.4

Indebtedness

.  “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to loans or monetary advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all guarantees by such Person of Indebtedness of others, (g) all capital lease obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances.  The “Indebtedness” of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.  The following shall not be included as “Indebtedness”:  (i) accounts payable incurred in the Ordinary Course of Business, (ii) obligations incurred under ERISA, and (iii) obligations incurred under permitted earnout agreements.  The contingent liability of a Person arising from guarantees of or obligations under operating leases or subleases which are assigned or sublet in the ordinary course of business shall not constitute “Indebtedness.”

9.2.5

“Knowledge.”

  Where any representation and warranty contained in this Agreement is expressly qualified by reference to the Knowledge of the Company or the Parent, as the case may be, such term shall mean the actual knowledge of the officers of such Person and, to the extent applicable, such Person’s Subsidiaries, and any knowledge that would have been gained by any of such officers after reasonable internal inquiry.

9.2.6

“Legal Requirement.”

  Such term means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental or Regulatory Authority.

9.2.7

“Material Adverse Effect.”

  Such term means any change, development, event, effect or occurrence that, individually or in the aggregate, is material and adverse to the business, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, or prevents or materially delays the Company's ability to perform its obligations hereunder.

9.2.8

“Ordinary Course of Business.”

  Such term means the Company’s ordinary course of business, consistent with past practice, existing prior to the Execution Date.

9.2.9

“Person.”

  Such term means an individual, a company, a joint venture, a corporation (including any non-profit corporation), an estate, an association, a trust, a general or limited partnership, a limited liability company, a limited liability partnership, an unincorporated organization and a government or other department or agency thereof.

9.2.10

“Subsidiary.”

  Person “Y” is a “Subsidiary” of Person “X” if Person “X”, directly or indirectly through subsidiaries or otherwise, beneficially owns or controls fifty percent or more of either the equity interests in, or the voting power to elect a majority of the directors, managers or other similar governing body of, Person “Y”.  As a clarification and not a limitation of the foregoing, Nextwave Card Corp. (“Nextwave”) shall be deemed a Subsidiary of the Company for purposes of this Agreement.

9.3

Interpretation

.  When a reference is made in this Agreement to an Article, Section or Schedule, such reference shall be to an Article, Section or Schedule to, this Agreement unless otherwise specifically indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.  All monetary amounts set forth in this Agreement are denominated in U.S. dollars.

9.4

Notices

.  Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any Party to any other Party shall be in writing and shall be deemed to have been given (a) upon personal delivery, if delivered by hand or courier, (b) three days after the date of deposit in the U.S. mail, postage prepaid, or (c) the next Business Day if sent by a prepaid overnight courier service, and in each case at the respective addresses or numbers set forth below or such other address or number as such Party may have fixed by notice:

If to the Company or the Representative:

DataWave Systems Inc.

Wayne Interchange

Plaza One

145 Route 46 West

3rd Floor

Wayne, New Jersey 07470

Attention: Chief Executive Officer

Facsimile: (973) 774-5074

With a copy to (which shall not constitute notice):

Cairncross & Hempelmann, P.S.

524 Second Avenue, Suite 500

Seattle, Washington 98104

Attention: Timothy M. Woodland

Facsimile: (206) 587-2308

If to Parent or Merger Sub:

InComm Holdings, Inc.

250 Williams Street

Suite M-100

Atlanta, Georgia 30303

Attention: Chief Executive Officer

Facsimile: (404) 601-1001

With a copy to (which shall not constitute notice):

Tobin & Reyes, P.A. 7251 W. Palmetto Park Road Suite 205 Boca Raton, Florida 33433 Attention: David Tobin, Esq. Facsimile: (561) 620-0657	Morris, Manning & Martin, LLP 1600 Atlanta Financial Center 3343 Peachtree Road NE Atlanta, Georgia 30326 Attention: Terresa R. Tarpley, Esq. Facsimile: (404) 364-3172

9.5

Assignment

.  This Agreement may not be transferred, assigned, pledged or hypothecated, in whole or in part, by any Party hereto, by operation of law or otherwise.  Any such purported transfer, assignment, pledge, or hypothecation shall be void and ineffective; provided, however, that this Agreement may be assigned by Parent to any successor entity that acquires all or substantially all of the assets or stock of Parent.  This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

9.6

Severability

.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

9.7

Counterparts

.  This Agreement may be executed by facsimile signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

9.8

Entire Agreement

.  This Agreement, including the Schedules and Exhibits, and other documents referred to herein which form a part hereof, contains the entire understanding of the Parties hereto with respect to the subject matter contained herein and therein.  This Agreement supersedes all prior oral and written agreements and understandings between the Parties with respect to such subject matter.

9.9

Third Party Beneficiaries

.  Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than in accordance with Section 6.8.

9.10

Taxes

.  Any income, sales, transfer, use or excise taxes payable in connection with these transactions shall be paid by the Party responsible therefor under applicable Law.

9.11

Attorneys’ Fees

.  In the event that a suit for the collection of any damages resulting from, or for the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the non-prevailing party shall pay all reasonable costs, fees (including reasonable attorneys’ fees) and expenses of the prevailing party.

9.12

Representative

.

9.12.1

Appointment; Acceptance

.  At the Closing and by operation of this Agreement, Joshua Emanuel, and his successors (the “Representative”), acting as hereinafter provided, is fully authorized and empowered to act for and on behalf of the Company Stockholders, and any of them, as their attorney-in-fact in connection with the transactions and agreements contemplated by this Agreement with respect to (a) matters prior to the Closing Date, as specified herein, and (b) matters subsequent to the Closing Date, and acknowledge that such appointment is coupled with an interest and is irrevocable.  In this regard (i) the Representative shall have full and complete authorization and authority, on behalf of the Company Stockholders, (A) to dispute or to refrain from disputing any claim made by Parent under this Agreement and the Escrow Agreement, (B) to negotiate and compromise any dispute which may arise under, and to exercise or refrain from exercising remedies available under this Agreement and the Escrow Agreement and to sign any release or other document with respect to such dispute or remedy, and (C) to give such instructions and to do such other things and refrain from doing such other things as the Representative shall deem necessary or appropriate to carry out the provisions of this Agreement and the Escrow Agreement, including authorizing the retention or disbursement of the Escrow Amount; and (ii) all of the Company Stockholders shall be bound by all agreements and determinations made by and documents executed and delivered by the Representative under this Agreement and the Escrow Agreement.  By executing this Agreement, the Representative hereby (y) accepts his appointment and authorization to act as the Representative as attorney-in-fact and agent on behalf of the Company Stockholders in accordance with the terms of this Agreement, and (z) agrees to perform his obligations under, and otherwise comply with, this Section 9.12.

9.12.2

Actions

.  The proxy statement delivered to the Company Stockholders shall provide that each of the Company Stockholders, by approval of this Agreement, expressly acknowledges and agrees that the Representative is authorized to act on his or her behalf as his or her attorney-in-fact, notwithstanding any dispute or disagreement between the Company Stockholders, and that Parent and any other person or entity shall be entitled to rely on any and all actions taken by the Representative under this Agreement and the Escrow Agreement without any liability to, or obligation to inquire of, any of the Company Stockholders.  Parent and any other person or entity is hereby expressly authorized to rely on the genuineness of the signature of the Representative, and upon receipt of any writing which reasonably appears to have been signed by the Representative, Parent and any other person or entity may act upon the same without any further duty of inquiry as to the genuineness of the writing.

9.12.3

Successors

.  If the Representative ceases to function in his capacity as a Representative for any reason whatsoever, then the Company Stockholders, by action of the Company Stockholders who formerly held a majority of the Company Common Stock immediately prior to the Effective Time, shall have the right to appoint his successor.

9.12.4

Effectiveness

.  The authorization of the Representative shall be effective until his rights and obligations under this Agreement terminate by virtue of the termination of any and all obligations of the Parties under this Agreement and the Escrow Agreement.

9.12.5

Limitation of Liability; Costs and Expenses

  The Representative shall have no liability whatsoever to the Company Stockholders or to any Person claiming by, through or under them, for or in respect of any of his acts or omissions, except only for his willful misconduct, fraud or breach of this Agreement or the Escrow Agreement, and all actual out-of-pocket cots and expenses incurred by the Representative in the performance of his duties under this Agreement and the Escrow Agreement shall be payable from and offset against amounts otherwise distributable to the Company Stockholders from the Escrow, as shall be provided in the Escrow Agreement.

9.13

Mediation

.  In the event of any dispute, controversy, or claim arising out of or relating to this Agreement, the Parties shall cooperate and attempt in good faith to resolve any dispute or to reach mutual agreement promptly by negotiating between representatives of each Party who have authority to settle the dispute or to reach mutual agreement.

9.14

Representations and Warranties

.  None of the representations and warranties in this Agreement or in any certificate or instrument delivered pursuant hereto or thereto shall survive the Effective Time; provided, however, that this Section 9.14 shall not limit (a) the right of Parent to assert any indemnification claims following the Effective Time pursuant to Section 2.5.4 or the Escrow Agreement or (b) any covenant or agreement of the Parties which by its express terms contemplates performance, in whole or in part, after the Effective Time.

9.15

Enforcement

.  The Parties agree that in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, monetary damages, even if available, would be an inadequate remedy.  It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy in any Delaware State court or any Federal court of the United States of America sitting in the State of Delaware to which they are entitled at law or in equity.

9.16

Index of Defined Terms

.  Solely for convenience purposes, the following is a list of terms that are defined in this Agreement and the Section number where such definition is contained:

TERM	SECTION:
409A Liability	Section 3.16.9
1998 Plan	Section 2.3.1
2000 Plan	Section 2.3.1
Accountants	Section 2.5.5
Affiliate	Section 9.2.1
Agreement	First Paragraph
Business Day	Section 9.2.2
Certificate of Merger	Section 1.3
Certificates	Section 2.4.2
Certifications	Section 3.4.1
Closing	Section 1.2
Closing Date	Section 1.2
Closing Date Balance Sheet	Section 2.5.5
Code	Section 2.4.6
Company	First Paragraph
Company Acquisition Agreement	Section 6.2.3
Company Board Approval	Section 3.1.2
Company Business	First Recital
Company Common Stock	Section 2.2.1
Company Financial Statements	Section 3.4.2
Company Intellectual Property	Section 3.13.1
Company-owned Intellectual Property	Section 3.13.9(d)
Company Listed Contracts	Section 3.8.1
Company Material Breach	Section 8.1(c)
Company Options	Section 2.3.1
Company Option Plans	Section 2.3.1
Company Plan or Company Plans	Section 3.16.1
Company Products	Section 3.13.9(f)
Company Registered Intellectual Property	Section 3.13.1
Company SEC Documents	Section 3.4.1
Company SEC Financial Statements	Section 3.4.2
Company Source Code	Section 3.13.9(g)
Company Stockholders	Section 2.2.1
Company Stockholder Approval	Section 3.1.2
Company Stockholders’ Meeting	Section 6.2.1
Company Transaction Costs	Section 3.26
Company Triggering Event	Section 8.1(d)
Confidentiality Agreement	Section 6.3

TERM	SECTION:
Contract	Section 9.2.3
Copyrights	Section 3.13.9(a)
Credit Agreement Amendment	Section 4.6
DGCL	Second Recital
Delaware Secretary of State	Section 1.3
Dissenting Shares	Section 2.4.7
Dissenting Stockholder	Section 2.4.7
Domestication	Section 3.1.4
Effective Time	Section 1.3
End Date	Section 8.1(b)(i)
Environmental Claims	Section 3.14.3(d)(i)
Environmental Laws	Section 3.14.3(d)(ii)
Environmental Permits	Section 3.14.3(d)(iii)
ERISA	Section 3.16.1
ERISA Affiliate	Section 3.16.3
Escrow Account	Section 2.5.4(a)
Escrow Agent	Section 2.5.4(a)
Escrow Agreement	Section 2.5.4(a)
Escrow Amount	Section 2.5.4(a)
Estimated Working Capital	Section 2.5.3
Estimated Working Capital Adjustment	Section 2.5.3
Estimated Working Capital Statement	Section 2.5.2
Exchange Act	Section 3.2.4
Exchange Agent	Section 2.4.1
Execution Date	First Paragraph
file	Section 3.4.1
Final Distribution Date	Section 2.5.4(d)
Final Working Capital	Section 2.5.5
Final Working Capital Adjustment	Section 2.5.5
GAAP	Section 2.5.1
Governmental or Regulatory Authority	Section 3.9.1
Hazardous Materials	Section 3.14.3(d)(iv)
Holdback	Section 2.5.4(a)
Indebtedness	Section 9.2.4
Independent Auditors	Section 2.5.5
Intellectual Property	Section 3.13.9(a)
IRS	Section 3.11(c)
Knowledge	Section 9.2.5
Law	Section 3.9.1
Legal Requirement	Section 9.2.6
Legal Restraints	Section 7.1.3
Licensed Intellectual Property	Section 3.13.1
Liens	Section 3.3
Losses	Section 2.5.4(c)
Material Adverse Effect	Section 9.2.7
Merger	Second Recital
Merger Consideration	Section 2.2.1
Merger Sub	First Paragraph
Nextwave	Section 9.2.10
Non-affiliated Nextwave Directors	Section 3.4.5
Option Conversion	Section 2.3.1
Orders	Section 3.9.1
Ordinary Course of Business	Section 9.2.8
OTCBB	Section 3.4.1

TERM	SECTION:
Parent	First Paragraph
Parent Escrow Distribution	Section 2.5.4(c)
Parent Material Breach	Section 8.1(e)
Party and Parties	First Paragraph
Patent Application	Section 3.13.9(b)
Patents	Section 3.13.9(a)
Permits	Section 3.14.2
Per Share Merger Consideration	Section 2.2.1
Person	Section 9.2.9
Permitted Liens	Section 3.6.2
Proxy Statement	Section 6.1.1
Public Software	Section 3.13.7
Real Property Lease	Section 3.7.2
Release	Section 3.14.3(d)(v)
Representative	Section 9.12.1
SEC	Section 3.4.1
Securities Act	Section 3.2.5
Shrinkwrap Software	Section 3.13.9(e)
Software	Section 3.13.9(c)
Special Determination	Section 2.5.5
Subsequent Determination	Section 6.2.3
Subsidiary	Section 9.2.10
Superior Proposal	Section 5.2.1(b)(ii)
Surviving Corporation	Section 1.1
Takeover Proposal	Section 5.2.1(b)(ii)
Target Working Capital	Section 2.5.1
Tax or Taxes	Section 3.11(a)
Termination Fee	Section 6.6.2
Third Party	Section 5.2.1(b)(ii)
Trade Secrets	Section 3.13.9(a)
Trademarks	Section 3.13.9(a)
WC Escrow	Section 2.5.4(a)
Wholly-Owned Subsidiary	Section 2.5.1
Working Capital	Section 2.5.1

[Remainder of page left intentionally blank.  Signatures on following page.]

IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement, or has caused this Agreement to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

INCOMM HOLDINGS, INC.

By:   /s/ M. Brooks Smith

Name:  M. Brooks Smith

Title:  Chief Executive Officer

DATAWAVE ACQUISITION, INC.

By:   /s/ M. Brooks Smith

Name:  M. Brooks Smith

Title:  Chief Executive Officer

DATAWAVE SYSTEMS INC.

By:   /s/ Joshua Emanuel

Name:  Joshua Emanuel

Title:  Chief Executive Officer

  /s/ Joshua Emanuel

Joshua Emanuel solely for the purpose

of accepting his appointment as the Representative

under Section 9.12 hereof

ANNEX B

FAIRNESS OPINION

September 15, 2006

The Board of Directors

DataWave Systems, Inc.

145 Route 46 West

Wayne, NJ  07470

Gentlemen:

We have been advised that InComm Holdings Inc. (“InComm”), DataWave Acquisition, Inc. (the “Merger Sub”), and DataWave Systems, Inc. (“DataWave”), propose to enter into an Agreement and Plan of Merger, dated September 15, 2006 (the “Merger Agreement”) pursuant to which Merger Sub will merge into and with DataWave (the “Merger”) in which each outstanding share of common stock, par value $0.001 per share, of DataWave will be converted into the right to receive cash in an amount equal to the quotient of (a) $36.0 million plus or minus any final Working Capital Adjustment (as determined in the Merger Agreement), minus all InComm Escrow Distributions (as determined in the Merger Agreement), divided by (b) the total number of shares of DataWave common stock outstanding at the Effective Time (as defined in the Merger Agreement) (the “Merger Consideration”).  The terms and conditions of the Merger are set forth in more detail in the Merger Agreement.

The Board of Directors of DataWave has retained Capitalink, L.C. to render an opinion as to whether, on the date of such opinion, the Merger Consideration is fair, from a financial point of view, to the stockholders of DataWave.

We were not asked to consider, and our opinion does not address, the relative merits of the Merger as compared to any alternative business strategy that might exist for DataWave.  We were not engaged to seek alternatives to the Merger that might exist for DataWave.  The financial and other terms of the Merger were determined pursuant to negotiations between DataWave, InComm and each of their respective advisors, and not pursuant to our recommendations.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things we:

•

Reviewed the Merger Agreement.

•

Reviewed publicly available financial information and other data with respect to DataWave, including the Annual Report on Form 10-KSB for the year ended March 31, 2006, quarterly report on Form 10-QSB for the three months ended June 30, 2006 and the Current Report on Form 8-K filed October 24, 2005.

•

Reviewed non-public information and other data with respect to DataWave.

•

Considered the historical financial results and present financial condition of DataWave.

•

Reviewed and compared the trading of, and the trading market for DataWave’s common stock, the Comparable Companies (as defined hereinafter), and a general market index.

•

Reviewed and analyzed DataWave’s projected unlevered free cash flows and prepared a discounted cash flow analysis.

•

Reviewed and analyzed certain business information and financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to DataWave, including other companies in the industry in which DataWave operates (the “Comparable Companies”).

•

Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of DataWave.

•

Reviewed the premium implied by the Merger Consideration over DataWave’s stock price for various periods and reviewed and analyzed the premiums paid in certain other transactions.

B-1

•

Reviewed and discussed with representatives of DataWave certain financial and operating information furnished by them, including financial analyses with respect to DataWave’s business and operations.

•

Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to us by DataWave or that was publicly available without assuming any responsibility for any independent verification of any such information and have further relied upon the assurances of DataWave management that they are not aware of any facts or circumstances that would make any such information provided by DataWave inaccurate or misleading.  With respect to the financial information utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion.  We have not made a physical inspection of the properties and facilities of DataWave and have not made or obtained any evaluations or appraisals of the assets or liabilities of DataWave (contingent or otherwise).  We have not attempted to confirm whether DataWave has good title to its assets.

We assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable international, federal, state and provincial statutes, rules and regulations.  We have assumed that the definitive Merger Agreement will not differ in any material respects from the draft reviewed by us.  We assumed that the Merger will be consummated substantially in accordance with the terms set forth in the Merger Agreement, and that any amendments, revisions or waivers thereto will not be detrimental to DataWave’s stockholders.  We have further assumed that all material governmental regulatory or other consents or approvals necessary for consummation of the Merger will be obtained without adverse effect on DataWave or on the contemplated benefits of the Merger.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of the date of this opinion.  Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Board of Directors of DataWave in connection with its consideration of the Merger and is not intended to be and does not constitute a recommendation to any stockholder of DataWave whether such stockholder should take any action, if required, such as voting on any matter, in connection with the contemplated Merger.  We do not express any opinion as to the future performance of DataWave or the prices at which DataWave common stock might trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Merger Consideration is fair, from a financial point of view, to DataWave’s stockholders.

In connection with our services, we have previously received a retainer and will receive the balance of our fee upon the rendering of this opinion.  Our fee for providing the fairness opinion is not contingent on the completion of the Merger.  Neither the firm nor its principals beneficially own any interest in DataWave or InComm.  Further, we have not previously provided any other services to DataWave or InComm.  In addition, DataWave has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

Our opinion is for the use and benefit of the Board of Directors and is rendered in connection with its consideration of the Merger and may not be used by DataWave for any other purpose or reproduced, disseminated, quoted or referred to by DataWave at any time, in any manner or for any purpose, without our prior written consent, except that this opinion may be reproduced in full in, and references to the opinion and to us and our relationship with DataWave may be included in filings made by DataWave with the Securities and Exchange Commission, if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to DataWave Stockholders if required by the Securities and Exchange Commission rules.  We hereby consent to any such inclusion of this opinion in any such filing.

Very truly yours,

Capitalink, L.C.

B-2

ANNEX C

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262 APPRAISAL RIGHTS

(a)

Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)

Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1)

Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (b) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2)

Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.

Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.

Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c.

Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d.

Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3)

In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c)

Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)

Appraisal rights shall be perfected as follows:

(1)

If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)

If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)

Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f)

Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)

At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h)

After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)

The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)

The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)

From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l)

The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

ANNEX D

FORM OF ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Agreement”) is made and entered into as of the ______ day of __________, 2006, by and among INCOMM HOLDINGS, INC., a Georgia corporation (“Parent”), JOSHUA EMANUEL, as the representative of the Company Stockholders (the “Representative”), and SUNTRUST BANK, a Georgia banking corporation, as escrow agent (the “Escrow Agent”).  Parent and the Representative are collectively referred to as the “Parties” and individually, as a “Party.”

WHEREAS, the Parties, along with DataWave Acquisition, Inc. (“Merger Sub”) and DataWave Systems Inc. (the “Company”), entered into an Agreement and Plan of Merger dated September 1, 2006 (the “Merger Agreement”) pursuant to which, on the date hereof, Merger Sub merged with and into the Company, with the Company surviving (the “Merger”); and

WHEREAS, Section 2.5.4 of the Merger Agreement provides for the escrow of certain cash funds to protect Parent in the event of a Working Capital deficit and in the event Losses are incurred by or imposed upon Parent pursuant to the Merger Agreement; and

WHEREAS, the Parties desire to appoint the Escrow Agent as escrow agent for the purpose of receiving, holding, investing and distributing the Escrowed Funds (as defined below), and the Escrow Agent is willing to act as escrow agent with respect to the Escrowed Funds subject to and in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the consummation of the Merger as contemplated by the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Defined Terms.  As used herein, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

2.

Appointment and Agreement of the Escrow Agent.  Each of the Parties hereby appoints the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, escrow agent upon the terms and conditions of this Agreement.

3.

Escrowed Amounts.

(a)

Pursuant to Section 2.5.4 of the Merger Agreement, Parent has deposited with the Escrow Agent on the date hereof _____________________________________ ($_________), (together with any interest, dividends or other income received with respect thereto, the “WC Escrow”), to be held in escrow pursuant to the terms and conditions of this Agreement in an account that is separate and segregated from the account that holds the Holdback (as defined below).  Parent confirms to the Escrow Agent and the Company Stockholders that the WC Escrow is free and clear of all liens created by Parent in favor of any third Person, except as may be created by this Agreement and the Merger Agreement.

(b)

Pursuant to Section 2.5.4 of the Merger Agreement, Parent has deposited with the Escrow Agent on the date hereof One Million Eight Hundred Thousand Dollars ($1,800,000) (together with any interest, dividends or other income received with respect thereto, the “Holdback”), to be held in escrow pursuant to the terms and conditions of this Agreement in an account that is separate and segregated from the account that holds the WC Escrow.  Parent confirms to the Escrow Agent and the Company Stockholders that the Holdback is free and clear of all liens created by Parent in favor of any third Person, except as may be created by this Agreement and the Merger Agreement.

4.

Escrowed Funds.  “Escrowed Funds” means all cash held in the WC Escrow and the Holdback from time to time.  The Escrowed Funds shall be held by the Escrow Agent for the benefit of Parent and the Company Stockholders to (i) pay the Final Working Capital Adjustment, if any, to Parent pursuant to the terms of this Agreement and the Merger Agreement with the remainder, if any, being distributed to the Exchange Agent for the benefit of the Company Stockholders, and (ii) to pay the amounts of any Losses under the Merger Agreement to Parent from the Holdback with the balance of the Holdback, if any, to be distributed to the Exchange Agent for the benefit of the Company Stockholders pursuant to the terms of this Agreement and the Merger Agreement.  The Escrow Agent shall invest such Escrowed Funds in accordance with Section 7 hereof.

5.

Release of Escrowed Funds - WC Escrow.  Within five Business Days after the determination of the Final Working Capital has become binding on the Parties pursuant to the procedures set forth in Section 2.5.5 of the Merger Agreement, the Representative and Parent shall provide a joint written notice to the Escrow Agent, directing the Escrow Agent:

(a)

if the Final Working Capital is less than the Estimated Working Capital, to make a cash payment to (i) Parent out of the WC Escrow in an amount equal to the deficiency (which amount shall be set forth in such joint written notice), plus an amount equal to the interest earned on such deficiency during the period from the Closing Date until the date of the WC Escrow distribution made pursuant to this clause (a); and (ii) to the Exchange Agent, for the benefit of the Company Stockholders, of all remaining funds, if any, held in the WC Escrow (less any fees owed by the Company Stockholders pursuant to Section 2.5.5 of the Merger Agreement, which amount shall be paid to the Independent Auditors and shall be set forth in such joint written notice);

(b)

if the Final Working Capital is greater than the Estimated Working Capital, to make a cash payment to the Exchange Agent, for the benefit of the Company Stockholders, of all funds held in the WC Escrow, including all interest earned thereon (less any fees owed by the Company Stockholders pursuant to Section 2.5.5 of the Merger Agreement, which amount shall be paid to the Independent Auditors and shall be set forth in such joint written notice); or

(c)

if the Final WC Equals the Estimated Working Capital, to make a cash payment to the Exchange Agent, for the benefit of the Company Stockholders, of all funds held in the WC Escrow, including all interest earned thereon (less any fees owed by the Company Stockholders, pursuant to Section 2.5.5 of the Merger Agreement, which amount shall be paid to the Independent Auditors and shall be set forth in such joint written notice).

6.

Release of Escrowed Funds - Holdback.

(a)

Promptly, and in any event within two Business Days following the Escrow Agent’s receipt of a joint written notice by Parent and the Representative from time to time (each, an “Indemnification Disbursement Notice”), the Escrow Agent shall disburse all or a portion of the Holdback to Parent as provided in such Indemnification Disbursement Notice.

(b)

The balance of the Holdback, after giving effect to all distributions made pursuant to Section 6(a) above, less the total amount of all claims made by Parent as set forth on the Claims Schedule (as defined below) delivered by Parent to the Escrow Agent and the Representative prior to the expiration of the 365 days after the Closing Date (the “Final Holdback Period”) and unresolved between the Parties as of the end of the Final Holdback Period (such unresolved amounts being the “Final Retained Portion”) shall be paid to the Exchange Agent, for the benefit of the Company Stockholders, as set forth in the joint written notice to the Escrow Agent from Parent and the Representative, which joint written notice shall be delivered on the Business Day immediately following the expiration of the Final Holdback Period.  Promptly, and in any event within two Business Days following the Escrow Agent’s receipt of such joint written notice, the Escrow Agent, as directed in such written notice, shall disburse all or a portion of the Holdback to Parent or the Exchange Agent, for the benefit of the Company Stockholders, as applicable, and shall retain the Final Retained Portion together with any interest or income thereon, in escrow, and the Final Holdback Period shall be extended with respect thereto, until the earlier of:  (i) two Business Days following the delivery to the Escrow Agent of joint written instructions signed by Parent and the Representative directing the Escrow Agent as to whom to disburse all or any part of the Final Retained Portion together with any interest or income earned thereon; or (ii) ten Business Days after a copy of the Arbitrator’s (as defined below) final decision has been delivered to the Escrow Agent with respect to any claims set forth on the Claims Schedule to the extent the Arbitrator’s final decision contains instructions as to whom to disburse all or part of the Final Retained Portion together with any interest or income thereon, provided, however, the Escrow Agent shall have notified the Parties hereto and provided them with copies of the Arbitrator’s final decision at least four Business Days before the Escrow Agent proposes to release all or part of the Final Retained Portion pursuant to the Arbitrator’s final decision.  In no event shall the Escrow Agent be obligated under this Section 6(b) to pay any amounts to any Party in excess of the balance of the Holdback and any accrued interest thereon.

(c)

No later than five Business Days prior to the expiration of the Final Holdback Period, Parent shall deliver to the Representative and the Escrow Agent a description of all Losses remaining subject to this Agreement (the “Claims Schedule”).  If the Representative disputes the correctness of the Claims Schedule, he shall notify the Escrow Agent and Parent of such objections within three Business Days after delivery of the Claims Schedule and shall set forth in reasonable detail in such notice the reason for the objections.  If the Representative fails to deliver such notice within such time period, the Representative and the Company Stockholders shall be deemed to have accepted Parent’s basis for calculation of the Losses and other items set forth on the Claims Schedule.

(d)

If the Representative delivers a notice of objection to the Claims Schedule, Parent and the Representative shall endeavor in good faith to resolve their dispute concerning the Claims Schedule within ten Business Days after the receipt by Parent of such objection notice.  If they are unable to do so within such period, the dispute shall be submitted within five Business Days to a mutually agreed neutral arbitrator for commercial and business disputes who is approved by the American Arbitration Association to arbitrate disputes of such nature (the “Arbitrator”), which Arbitrator will be instructed to resolve the dispute within thirty days (or such longer period as the Parties may agree to in joint written instructions delivered to such Arbitrator.  Each Party shall submit to the Arbitrator its estimate of the amount due in respect of any Loss, accompanied by a statement of its basis for such estimate.  The decision of the Arbitrator as to the Claims Schedule and the amount payable in respect of any Loss shall be final and binding upon the Parties.  The fees and expenses of the Arbitrator shall be borne in proportion to the difference between the final amount of all Losses submitted to arbitration as determined by the Arbitrator and such amounts proposed by Parent, on the one hand, and the Representative on behalf of the Company Stockholders, on the other hand, with respect to such Losses.  The Representative and Parent shall cooperate with the other Party in the determination of the Losses arising from any Claims Schedule.

(e)

The Claims Schedule and any notices from the Representative objecting thereto delivered hereunder shall set forth in reasonable detail the basis for any asserted Loss or objection, and each Party shall promptly provide to the other Party such additional information regarding any Loss or objection as the other Party may reasonably request.

7.

Investment of Escrowed Funds.

(a)

The Escrow Agent hereby acknowledges receipt of the Escrowed Funds and agrees to act as escrow agent in accordance with the terms and conditions hereof, and the Escrow Agent will hold and dispose of the Escrowed Funds in accordance with the terms and conditions herein contained.  The Escrow Agent will have no discretion whatsoever with respect to the management, disposition or investment of the Escrowed Funds.  The Escrow Agent will invest the Escrowed Funds in Permitted Investments at the joint written direction of Parent and the Representative, referencing the desired Permitted Investments and the maturity date thereof.

(b)

“Permitted Investments” means any of the following:

(i)

direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof and direct obligations of any state of the United States of America or any political subdivision thereof or any public instrumentality thereof, in each case maturing, or putable, within one year after such date and having, at the time of the acquisition thereof, the highest credit rating obtainable from S&P or from Moody's;

(ii)

investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

(iii)

investments in certificates of deposit, banker's acceptances and time deposits (including eurodollar time deposits) maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any lender of Parent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(iv)

fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above;

(v)

money market funds that (A) comply with the criteria set forth in Securities and Exchange Commission Rule 2a–7 under the Investment Company Act of 1940, (B) are rated AAA by S&P and Aaa by Moody's and (C) have portfolio assets of at least $5,000,000,000; or

(vi)

other investments consented to by Parent and the Representative in writing.

(c)

The Escrow Agent shall sell or liquidate any of the foregoing investments and withdraw cash funds from the Escrowed Funds only if required to make such disbursements as authorized herein.  The Escrow Agent shall not invest the proceeds except as provided in this Section 7.  The Escrow Agent shall not have any liability for any loss suffered as a result of any investment made as provided above, any liquidation of any such investment prior to its maturity, or the failure of the Representative and Parent to give the Escrow Agent any written instruction to invest or reinvest the Escrowed Funds or any interest or income thereon.  The Escrow Agent shall rely conclusively and without inquiry on investment instructions provided pursuant hereto and shall have no obligation to determine whether such investments conform to the requirements set forth above, unless such funds are invested in instruments of SunTrust Bank or its affiliates.

(d)

The Escrowed Funds will be held by the Escrow Agent and used to pay the Final Working Capital Adjustment and the amount of Losses, if any, to Parent (with any balance remaining after such payments and any other payments to other Persons as provided for herein being paid to the Exchange Agent, for the benefit of the Company Stockholders), and no other Person other than the Company Stockholders and Parent will have any right, title or interest therein until such Escrowed Funds have been distributed in accordance with this Escrow Agreement.  The Escrowed Funds will not be subject to any lien by any third Person and will be used solely for the purposes and subject to the conditions set forth herein and the Merger Agreement (as between the Parties).  None of the Parties may grant, transfer or assign any interest or lien in the Escrowed Funds.

8.

Notices.  All notices, communications and deliveries hereunder must be made in writing signed by or on behalf of the party making the same, must specify the section pursuant to which it is given or being made and must be delivered personally, by overnight courier service or by facsimile (with oral confirmation within twenty-four (24) hours of delivery), to the parties as follows:

if to Parent:

Tax ID#:  54-2081591

InComm Holdings, Inc.

250 Williams Street

Suite M-100

Atlanta, Georgia 30303

Attention: Chief Executive Officer

Fax No.:  (404) 601-1001

Phone No.:  (770) 240-6135

with required copy

(which shall not constitute notice) to:

Tobin & Reyes, P.A.

7251 W. Palmetto Park Road

Suite 205

Boca Raton, Florida 33433

Attention: David Tobin, Esq.

Fax No.:  (561) 620-0657

Phone No.:  (561) 620-0656

Morris, Manning & Martin, LLP

3343 Peachtree Road, N.E.

1600 Atlanta Financial Center

Atlanta, Georgia  30326

Attention:  Terresa R. Tarpley, Esq.

Fax No.:  (404) 364-3172

Phone No.:  (404) 504-7764

if to the Representative:

Joshua Emanuel

Wayne Interchange Plaza 1

145 Route 46 West

Wayne, New Jersey  07470

Attn:  General Counsel

Fax Number:  (973) 774-5074

Phone No.:  (973) 774-5000

with required copy

(which shall not constitute notice) to:

Cairncross & Hempelmann, P.S.

524 Second Avenue, Suite 500

Seattle, Washington 98104

Attention: Timothy M. Woodland

Fax No.: (206) 587-2308

Phone No.:  (206) 587-0700

if to the Escrow Agent:

SunTrust Bank

Corporate Trust Division

25 Park Place

24th Floor

Atlanta, Georgia  30303

Attention:  Olga G. Warren

Fax No.:  (404) 588-7335

Phone No.:  (404) 588-7262

if to the Exchange Agent:

Attention:

Fax No.:

Phone No.:

or to such other representative or at such other address of a party as such party may furnish to the other parties in writing pursuant to this Section 8.  Any such notice, communication or delivery will be deemed given or made (provided that with respect to the Escrow Agent, the Escrow Agent must receive actual notice) (a) on the date of delivery, if delivered in person, (b) on the first Business Day following delivery to an overnight delivery service, such as FedEx or UPS, prepaid for overnight delivery and properly addressed, or (c) on the date of oral confirmation of receipt of a facsimile transmission.

9.

Fees.  All compensation and other amounts payable to the Escrow Agent for holding the Escrowed Funds in escrow, investing the Escrowed Funds, disbursing the Escrowed Funds and acting as the Escrow Agent hereunder shall be a joint and several obligation of Parent and the Representative on behalf of the Company Stockholders (but solely as between the Parties shall be paid fifty percent (50%) by Parent and fifty percent (50%) by the Representative on behalf of the Company Stockholders) and shall be paid in accordance with the Compensation Schedule attached hereto as Schedule A within ten (10) days following a request for payment.  The Escrow Agent shall send all requests for payment to the respective addresses for Parent and the Representative set forth in Section 8 hereof.

10.

Duties of the Escrow Agent.  The Escrow Agent’s duties and responsibilities shall be limited to those expressly set forth in this Agreement, and the Escrow Agent shall not have any duties under, be subject to, nor be obliged to recognize, any other agreement between any or all of the Parties hereto, including but not limited to the Merger Agreement, even though reference thereto may be made herein.  This Agreement may be amended at any time or times by an instrument in writing signed by all of the then parties hereto, including the Escrow Agent.  The duties and obligations of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement and applicable law, and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.  Except as specifically set forth herein, the Escrow Agent shall be under no obligation to refer to the Merger Agreement or any other documents between or among the Parties related in any way to this Agreement.  The Escrow Agent shall have no duty as to the collection or protection of the Escrowed Funds, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such property actually in its possession.  The Escrow Agent shall have no liability with respect to the transfer or distribution of any funds effected by the Escrow Agent pursuant to wiring or transfer instructions provided to the Escrow Agent in accordance with the terms hereof, provided the Escrow Agent follows the instructions issued in compliance with this Agreement.  The Escrow Agent shall not be obligated to take any legal action or to commence any proceedings in connection with the Escrowed Funds or this Agreement, or to prosecute or defend any such legal action or proceedings.

11.

Limitation on Liability.  The Escrow Agent, its officers, directors, employees, attorneys, agents and affiliates shall not be liable to anyone by reason of any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless caused by or arising out of its own fraud, gross negligence or willful misconduct.  In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages.  The Escrow Agent hereby executes this Agreement in and only in its capacity as the Escrow Agent and not in any other capacity whatsoever.

12.

Reliance.  The Escrow Agent shall be entitled to rely and shall be protected in acting in reliance upon any writing furnished to it in accordance with the terms hereof, and shall be entitled to treat as genuine, and as the document it purports to be, any letter, paper or other document furnished to it by any Party and believed by the Escrow Agent in good faith to be genuine and to have been signed by the proper Party.  The Escrow Agent may consult with counsel with respect to any question relating to its duties or responsibilities hereunder and shall not be liable for any action taken or omitted in good faith on advice of such counsel.

13.

Conflicting Claims.  In the event of any disagreement between the Parties hereto resulting in conflicting claims and demands being made in connection with or against the Escrowed Funds, as the case may be, the Escrow Agent shall refuse to comply with any claim or demand of any Party until such disagreement is finally resolved in the manner provided below, but shall continue to comply with the other terms and conditions of this Agreement, and in so doing the Escrow Agent shall not be or become liable to any Party.  In the event of a conflict or dispute over the release of funds under Section 5 or Section 6, the Escrow Agent shall retain the disputed amount of Escrowed Funds (the “Disputed Amount”), together with any interest or income thereon in escrow, and the term of this Agreement with respect to such Disputed Amount shall be extended with respect thereto until the earlier of: (i) five Business Days following the delivery to the Escrow Agent of joint written instructions signed by the Parties directing the Escrow Agent as to whom all or any part of the Disputed Amount and any and all interest or income thereon is to be distributed; or (ii) ten Business Days after a copy of a court order has been delivered to the Escrow Agent to the extent said court order contains instructions as to whom to disburse all or part of the Disputed Amount together with interest or income thereon; provided, however, the Escrow Agent shall have notified the Parties and provided the Parties with copies of said court order at least four Business Days before the Escrow Agent proposes to release all or any part of the Disputed Amount pursuant to the court order.  In the event of a disagreement as described above in which the Escrow Agent reasonably believes that it will likely become a party to such disagreement, the Escrow Agent shall have the right, in addition to the rights described above and at the election of the Escrow Agent, to tender into the registry or custody of any court having jurisdiction, all money and property comprising the Escrowed Funds and may take such other legal action as may be appropriate or necessary, in the reasonable opinion of the Escrow Agent.  Upon such tender, the parties hereto agree that the Escrow Agent shall be discharged from all further duties under this Agreement; provided, however, that the filing of any such legal proceedings shall not deprive the Escrow Agent of its compensation hereunder earned prior to such filing and discharge of the Escrow Agent of its duties hereunder.

14.

Attachment, Garnishment, Etc.  If all or any part of the Escrowed Funds is at any time attached, garnished or levied upon, or in case the payment, assignment, transfer, conveyance or delivery of all or any part of the Escrowed Funds shall be stayed or enjoined by any court order, or in case any order or judgment shall be made or entered by any court affecting all or any part of the Escrowed Funds, then in any of such events, the Escrow Agent shall rely upon and comply with any such order, writ, judgment or decree, which it believes in good faith is binding upon it, and if it complies with any such order, writ, judgment or decree, it shall not be liable to any of the Parties hereto or to any other Person by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

15.

Taxes.  The Escrow Agent shall be indemnified by the Parties and held harmless against any liability for taxes and for any penalties or interest in respect of taxes on such investment income or payments recognized or reportable by the Parties relating to the Escrowed Funds in the manner provided in Section 16.  On or before the execution and delivery of this Agreement, Parent shall furnish to the Escrow Agent a completed Form W-9.  The Escrow Agent shall have no duty to prepare or file any tax return or report with respect to the deposit or the Escrowed Funds or any earnings thereon.

16.

Indemnification of Escrow Agent.  Parent and the Representative, on behalf of the Company Stockholders, shall jointly and severally reimburse and indemnify and hold harmless the Escrow Agent, its employees, directors, officers and agents for, and against, any loss, liability, claim or expense, including, without limitation, reasonable attorneys’ fees, incurred without fraud, gross negligence or willful misconduct on the part of the Escrow Agent arising directly or indirectly out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement.  Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify Parent and the Representative in writing of such notice; provided, however, that the Escrow Agent’s failure to provide such notice shall not relieve Parent and the Representative of their obligations hereunder, except to the extent the Parties are prejudiced thereby.  For the purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the indemnifying party, and all reasonable costs and expenses, including, but not limited to, counsel fees and disbursements paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.  The Escrow Agent shall have no right of setoff under this Agreement or otherwise against the Escrowed Funds.  Solely as between the Parties, payments to the Escrow Agent shall be apportioned 50% to Parent and 50% to the Representative, on behalf of the Company Stockholders.

17.

Resignation or Removal of the Escrow Agent.  The Escrow Agent may at any time resign by written notice of such resignation to the Parties, in which event the Parties shall designate a successor escrow agent within thirty (30) days following the receipt of such notice.  The Parties shall have the right at any time by mutual written agreement to remove the Escrow Agent and appoint a successor.  If the Escrow Agent shall resign or be removed, a successor escrow agent, which shall be a bank or trust company having assets in excess of $2 billion, shall be appointed by the Parties by written instrument executed by each of the parties and delivered to the Escrow Agent and to such successor escrow agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor escrow agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to the Escrowed Funds of such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of the Parties or the successor escrow agent, execute and deliver to such successor escrow agent all the right, title and interest hereunder in and to the Escrowed Funds of such predecessor Escrow Agent and all other rights hereunder of such predecessor Escrow Agent.  If no successor escrow agent shall have been appointed within thirty Business Days of a notice of resignation by the Escrow Agent, the Escrow Agent shall be entitled to deposit into the registry or custody of any court of competent jurisdiction any part or all of the Escrowed Funds.  Upon its resignation and delivery of the Escrowed Funds as set forth above, the Escrow Agent shall be discharged from any and all further obligations arising thereafter in connection with the escrow contemplated by this Agreement.  The Escrow Agent shall be entitled to its compensation earned prior to any removal or resignation.

18.

Termination.  This Agreement shall terminate on the date on which there is no property remaining in the Escrowed Funds; provided that the rights of the Escrow Agent under Sections 9, 11 and 16 hereunder and the other Parties hereto under Section 5 and Section 6 hereunder shall survive the termination hereof and the resignation or removal of the Escrow Agent; provided further that other than Section 11 hereof with respect to the Escrow Agent, nothing herein shall relieve any Party from liability for any breach of this Agreement.

19.

Limitation of Liability; Costs and Expenses.  The Representative shall have no liability whatsoever to the Company Stockholders or any Person claiming by, through or under them, for or in respect of any of his acts or omissions, except only for his willful misconduct, fraud or breach of this Agreement.  All actual out-of-pocket costs, expenses and payment obligations of the Representative, on behalf of the Company Stockholders, in performance of his duties under this Agreement shall be payable out of amounts distributed from the Holdback to the Exchange Agent, for the benefit of the Company Stockholders.

20.

Further Assurances.  From time to time on and after the date hereof, the Parties hereto shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

21.

Governing Law.  This Agreement shall be governed by the laws of the State of Delaware without regard to the principles of conflicts of laws.

22.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart hereof by facsimile shall be effective as manual delivery of such counterpart; provided, however, that each party hereto will promptly thereafter deliver counterpart originals of such counterpart facsimiles delivered by or on behalf of such party.

23.

Successors and Assigns.  This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, provided, however, there shall be no assignment hereof or any interest herein without the express, written consent of the Escrow Agent and each of the Parties.

[Signatures on following page]

IN WITNESS WHEREOF, the Parties and the Escrow Agent have executed this Escrow Agreement as of the day, month and year first above written.

INCOMM HOLDINGS, INC.

By:

Name:

Title:

JOSHUA EMANUEL, as the Representative

SUNTRUST BANK

By:

Name: Olga G. Warren

Title: First Vice President

SCHEDULE A

SCHEDULE OF FEES

The annual administration fee of $__________ for administering this Escrow Agreement is payable in advance at the time of closing and if applicable will be invoiced each year to the appropriate party(ies) on the anniversary date of the closing of the Escrow Agreement. Also, a one-time legal fee of $__________ is payable in advance at the time of Closing.

Out of pocket expenses such as, but not limited to postage, courier, overnight mail, insurance, money wire transfer, long distance telephone charges, facsimile, stationery, travel, legal or accounting, and other out of pocket costs will be billed at cost and shall be promptly paid.

These fees do not include extraordinary services which will be priced according to time and scope of duties and shall be promptly paid.  The fees shall be deemed earned in full upon receipt by the Escrow Agent, and no portion shall be refundable for any reason, including without limitation, termination of the Escrow Agreement.

It is acknowledged that the schedule of fees shown above are acceptable for the services mutually agreed upon.

ANNEX E

STOCKHOLDERS AGREEMENT

This STOCKHOLDERS AGREEMENT, dated as of September 15, 2006 (this “Agreement”), is entered into  by and among InComm Holdings, Inc., a Georgia corporation (“Parent”), and the individuals and other parties listed on Schedule A hereto (each a “Stockholder” and collectively the “Stockholders”).

WHEREAS, Parent, DataWave Acquisition Inc., a Delaware corporation, and DataWave Systems, Inc., a Delaware corporation (the “Company”), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented from time to time as provided therein, the “Merger Agreement,” it being understood and agreed that capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement);

WHEREAS, each Stockholder owns the number of shares of Company Common Stock set forth opposite his, her or its name on Schedule A hereto (such shares of Company Common Stock, together with any other shares of capital stock or other securities of the Company held (beneficially or of record) or acquired by such Stockholder after the date hereof and during the term of this Agreement, including but not limited to as a result of the exercise, exchange or conversion of any options, warrants, notes or other securities or instruments, as a result of any dividend, stock split, consolidation, merger, business combination, reorganization or other similar event or otherwise, being collectively referred to herein as the “Subject Shares” of such Stockholder); and

WHEREAS, as a material inducement to Parent and as a condition precedent to Parent’s willingness to enter into the Merger Agreement, each Stockholder is entering into this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.

Representations and Warranties of Each Stockholder.  Each Stockholder, severally and not jointly, hereby represents and warrants to Parent as of the date hereof in respect of himself, herself or itself as follows:

(a)

The Stockholder (if not a natural person) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.  The Stockholder has the legal capacity and all other requisite power and authority to execute and deliver this Agreement and to perform his, her or its obligations hereunder and comply with the terms hereof.  The execution and delivery by the Stockholder of this Agreement and the performance of his, her or its obligations hereunder and compliance with the terms hereof have been duly authorized by all necessary action on the part of the Stockholder.  The Stockholder has duly executed and delivered this Agreement, and assuming the due authorization, execution and delivery hereof by Parent, this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.  The execution and delivery by the Stockholder of this Agreement do not, and the performance of his, her or its obligations hereunder and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Lien (other than Liens created pursuant to this Agreement) upon any of the assets of the Stockholder under, any provision of (i) any organizational documents of the Stockholder (if the Stockholder is not a natural person), (ii) any Contract to which the Stockholder is a party or by which assets of the Stockholder are bound or (iii) subject to the filings and other matters referred to in the next sentence, any provision of any Law, Order or other Legal Requirement applicable to the Stockholder or the assets of the Stockholder, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not materially impaired or delayed, and will not and are not reasonably likely to materially impair or delay, the Stockholder’s ability to perform his, her or its obligations hereunder or comply with the terms hereof.  No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any Governmental or Regulatory Authority is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the performance of the Stockholder’s obligations hereunder or the compliance with the terms hereof other than (x) the filing with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and (y) such other consents, registrations, declarations or filings that are contemplated by the Merger Agreement or the failure of which to obtain or make individually or in the aggregate will not, and are not individually or in the aggregate reasonably likely to, impair or delay the Stockholder’s ability to perform his, her or its obligations hereunder or comply with the terms hereof.  If the Stockholder is married and the Subject Shares of the Stockholder constitute community property or if spousal or other approval is required for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder’s spouse, enforceable against such spouse in accordance with its terms.  No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

(b)

The Stockholder is the record and beneficial owner of, or is the trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Subject Shares set forth opposite his, her or its name on Schedule A attached hereto, free and clear of any Liens (other than Liens created pursuant to the terms of this Agreement).  Neither the Stockholder nor any Affiliate thereof owns, of record or beneficially, or otherwise has any rights to acquire any securities of the Company other than the Subject Shares set forth opposite his, her or its name on Schedule A attached hereto.  For purposes of this Agreement, the determination of whether a Person is a “beneficial owner”, has “beneficial ownership”, or holds or owns a security “beneficially” shall be made pursuant to Rule 13d-3 under the Exchange Act.  The Stockholder has the sole right to vote such Subject Shares, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement.

SECTION 2.

Representations and Warranties of Parent.  Parent hereby represents and warrants to each Stockholder as follows:  Parent has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery by Parent of this Agreement has been duly authorized by all necessary corporate action on the part of Parent.  Parent has duly executed and delivered this Agreement, and assuming the due authorization, execution and delivery hereof by the other parties hereto, this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms.  No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any Governmental or Regulatory Authority is required to be obtained or made by Parent in connection with the execution, delivery and performance of this Agreement, other than such consents, registrations and filings contemplated by the Merger Agreement.

SECTION 3.

Covenants of Each Stockholder.  Until the termination of this Agreement in accordance with Section 6 below, each Stockholder, severally and not jointly, hereby covenants and agrees as follows:

(a)

At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder’s vote, consent (including written consent) or other approval is sought, the Stockholder shall in a prompt and timely manner vote (or cause to be voted or provide a consent with respect to) the Subject Shares in favor of the Merger, the Merger Agreement and the transactions contemplated thereby and shall in a prompt and timely manner vote (or cause to be voted or provide a consent with respect to) the Subject Shares of the Stockholder against and will not participate in or otherwise tender such Stockholder’s securities in connection with (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other business combination involving the Company, (ii) any Takeover Proposal and (iii) any change in a majority of the Persons who constitute the Board of Directors of the Company, any change in the present capitalization of the Company or material change in the Company’s structure, or any amendment of the Company Certificate of Incorporation or Bylaws or other proposal or transaction involving the Company or any Subsidiary thereof not requested or expressly approved by Parent, which change, amendment or other proposal or transaction in any manner is reasonably likely to impede, frustrate, prevent or nullify any provision of the Merger Agreement or the Merger or the consummation of any of the transactions contemplated hereby or thereby or change in any manner the voting rights of any class or series or type of Company securities.  The Stockholder also agrees not to commit or agree to take any action inconsistent with the foregoing.

(b)

Other than as may be specifically allowed by the terms of this Agreement, the Stockholder shall not (i) sell, transfer, pledge, assign, encumber or otherwise dispose of (including by gift) or alienate any of its rights with respect to (collectively, “Transfer”), or enter into any Contract, option or other arrangement with respect to the Transfer of, or enter into any profit sharing arrangement relating to, any Subject Shares to or with any person other than pursuant to the Merger Agreement or (ii) enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise, with respect to any Subject Shares and shall not commit or agree to take any of the actions contemplated by Section 3(b)(i) or 3(b)(ii) above.

(c)

The Stockholder shall not, nor shall he, she or it authorize or permit any officer, director, employee, agent or other representative of, or any investment banker, financial advisor, attorney, accountant or other advisor (collectively “Representatives”) of the Stockholder to, (i) directly or indirectly solicit, initiate, facilitate or encourage any Takeover Proposal or the making of any Takeover Proposal, (ii) enter into any agreement with respect to any Takeover Proposal or (iii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal; provided, however, that the Stockholder may, and may authorize and permit any Representative of the Stockholder to, participate in discussions or negotiations with any Person regarding a Takeover Proposal if at such time (i) such Stockholder has been notified by the Company in writing (a copy of which is delivered to Parent) that the Company is permitted to engage in discussions or negotiations with such Person regarding such Takeover Proposal in accordance with Section 5.2.1 of the Merger Agreement (“Permitted Discussions or Negotiations”), and (ii) the Company is actually engaged in Permitted Discussions or Negotiations with the same person or entity with whom the Stockholder is participating in such discussions and negotiations.  The Stockholder shall, and shall cause each Representative of the Stockholder to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Takeover Proposal and request the prompt return or destruction of all confidential information previously furnished by the Stockholder to such Person or its Representatives.  The Stockholder promptly shall advise Parent both orally and in writing of any Takeover Proposal or inquiry (including requests for information) with respect to or that could reasonably be expected to lead to any Takeover Proposal, the identity of the Person making any such Takeover Proposal or inquiry and all terms of any such Takeover Proposal or inquiry.

(d)

The Stockholder shall take, or cause to be taken, all actions not inconsistent with the Stockholder’s covenants and agreements herein, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things not inconsistent with the Stockholder’s covenants and agreements herein reasonably requested by Parent from the Stockholder in its capacity as a stockholder of the Company to consummate and make the Merger effective in the most expeditious manner reasonably practicable.  The Stockholder shall not issue any press release or make any other public statement with respect to the Merger, this Agreement, the Merger Agreement or any other transaction contemplated hereby or thereby without the prior written consent of Parent, except as may be required by applicable Law or court process after consultation with, and having provided an opportunity for review and comment on such press release or other public statement by, the Company and Parent to the extent practicable.

(e)

The Stockholder understands and agrees that if the Stockholder attempts to Transfer, vote or provide any other person with the authority to vote any of the Subject Shares other than in compliance with this Agreement, the Company shall not, and the Stockholder hereby unconditionally and irrevocably instructs the Company to not, permit any such Transfer on its books and records, issue a new certificate representing any of the Subject Shares or any securities issuable with respect thereto or record such vote.  The Stockholder hereby waives, and agrees not to exercise or assert (i) any appraisal rights, dissenters’ rights or similar rights in connection with the Merger, or (ii) any provision of any stockholder, voting, investor right, registration rights, note purchase or other agreement that would otherwise require the Company or any officer, director, employee or stockholder thereof to take any action or perform any obligation that is inconsistent or in conflict with the Merger or any term, provision or obligation under this Agreement or the Merger Agreement.

SECTION 4.

Irrevocable Proxy.

(a)

Without in any way limiting Stockholder’s right to vote the Subject Shares in its discretion on any other matters that may be submitted to a stockholder vote, consent or other approval (including by written consent), Stockholder hereby irrevocably grants to, and appoints, Parent and M. Brooks Smith and Campbell B. Lanier, III in their respective capacities as designees of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote Stockholder’s Subject Shares, or grant a consent or approval in respect of such Subject Shares, in accordance with, and subject to the limitations of, Section 3.  The proxy set forth in this Section 4 shall terminate automatically without any further action by any party hereto upon the termination of the Merger Agreement or this Agreement in accordance with their respective terms.

(b)

Stockholder represents that any proxies heretofore given in respect of Stockholder’s Subject Shares are not irrevocable, and that all such proxies have been heretofore or are hereby revoked.  Stockholder agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Subject Shares on the matters described in Section 3 during the term of the proxy set forth in this Section 4.

(c)

Stockholder hereby affirms that the irrevocable proxy granted in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement.  Stockholder hereby further affirms that such irrevocable proxy is coupled with an interest and may under no circumstances by revoked.  Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.  Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL.

SECTION 5.

Additional Payments.

(a)

If the Merger Agreement is terminated in any manner described in Section 6.6.2 of the Merger Agreement that gives rise to the obligation of the Company to pay the Termination Fee (a “Triggering Termination”) and any of a Stockholder’s Subject Shares are sold, transferred, exchanged, converted, canceled or disposed of at any time in connection with, or as a result of, any Takeover Proposal that is in existence on or has been publicly announced as of the date of the Triggering Termination, or that is in existence on or is publicly announced prior to the day that is 180 days following the date of the Triggering Termination (collectively, and including any transaction in connection with any amendments, modifications or restructurings of any such Takeover Proposal, an “Alternative Disposition”), then, within seven days after each and every receipt by a Stockholder of consideration with respect to such Alternative Disposition, whether in connection with the initial closing, subsequent closings, or upon any distributions or earn-out or other payments, such Stockholder shall tender and pay to, or shall cause to be tendered and paid to, Parent, or its designee, in the same form as received by such Stockholder or in such other form as required by Section 5(d) below, the Specified Percentage (as defined below) of the Profit realized by such Stockholder from such Alternative Disposition.  As used in this Section 5(a), “Profit” shall mean an amount equal to the excess, if any, of (i) the Alternative Transaction Consideration over (ii) the Current Transaction Consideration.  As used in this Section 5, “Alternative Transaction Consideration” shall mean all cash, securities, settlement or termination amounts, notes or other debt instruments, and other consideration received, directly or indirectly, by such Stockholder and his, her or its Affiliates in connection with or as a result of such Alternative Disposition or any agreements or arrangements (including, without limitation, any employment agreement (except a bona fide employment agreement pursuant to which such Stockholder is required to devote, and under which such Stockholder in good faith agrees to devote, substantially all of his business time and effort to the performance of executive services for the Company in a manner substantially similar to the current employment arrangements of the Company’s executive officers), consulting agreement, non-competition agreement, confidentiality agreement, settlement agreement and/or release agreement) entered into, directly or indirectly, by such Stockholder or any of his, her or its Affiliates as a part of or in connection with the Alternative Disposition or associated Takeover Proposal.  As used in this Agreement, “Current Transaction Consideration” shall mean all amounts payable directly or indirectly by Parent to the Stockholder in respect of his, her or its shares of Company Common Stock pursuant to Article II of the Merger Agreement, excluding all amounts that are to be held back or placed into escrow pursuant to the Merger Agreement.  As used in this Agreement, “Specified Percentage” with respect to each Stockholder shall mean the percentage set forth in the column entitled “Specified Percentage” that appears opposite such Stockholder’s name on Schedule A hereto.

(b)

For purposes of determining Profits under this Section 5:  (i) all non-cash items shall be valued based upon the fair market value thereof as determined by an independent expert selected by Parent and who is reasonably acceptable to the Stockholders holding a majority of the shares of Company Common Stock (calculated on an as-if-converted, exercised and exchanged basis) held by all Stockholders party to this Agreement (provided that if such Stockholders and Parent are unable to reach an agreement as to an expert within 10 days of Parent’s proposal of an expert, Parent shall proffer a list of three experts to such Stockholders and such Stockholders shall select an expert from such list within 10 days of receipt of such list and, failing such selection during such time period, Parent shall have the sole authority to select an expert from such list which selection will be final and binding on all parties), and (ii) if less than all of a Stockholder’s Subject Shares are subject to the Alternative Disposition, then the Current Transaction Consideration shall be deemed to be an amount equal to the Current Transaction Consideration multiplied by a fraction, the numerator of which is the number of such Stockholder’s Subject Shares sold, transferred, exchanged, converted, canceled or disposed of in such Alternative Disposition and the denominator of which is the total number of such Stockholder’s Subject Shares, and shall also take into account, if applicable, the various values that may be ascribed to the different types, classes or series of a Stockholder’s Subject Shares.

(c)

In the event that, after the date of this Agreement, Parent agrees with the Company and/or its stockholders to increase the amount of the Merger Consideration to be paid by Parent for the Shares (a “Second Transaction”), then, as may be requested by Parent, (i) each Stockholder shall, and each shall cause each of its Affiliates who beneficially own any of such Stockholder’s Subject Shares, to either execute and deliver to Parent such documents or instruments as may be necessary to waive the right to receive the Specified Percentage of such increase to the extent that such increase would result in any Profit or (ii) each Stockholder shall each tender and pay, or cause to be tendered and paid, to Parent, or its designee, in the same form as received by such Stockholder or in such other form as required by Section 5(d) below and within seven days after receipt thereof, the Specified Percentage of the Profit realized from such Second Transaction.  As used in this Section 5(c), “Profit” shall mean an amount equal to the excess, if any, of (y) the Second Transaction Consideration over (z) the Current Transaction Consideration.  As used in this Agreement, “Second Transaction Consideration” shall mean all cash, securities, settlement or termination amounts, notes or other debt instruments, and other consideration received, directly or indirectly, by such Stockholder and his, her or its Affiliates in connection with or as a result of the Second Transaction or any agreements or arrangements (including, without limitation, any employment agreement (except a bona fide employment agreement pursuant to which such Stockholder is required to devote, and under which such Stockholder in good faith agrees to devote, substantially all of his business time and effort to the performance of executive services for the Company in a manner substantially similar to the current employment arrangements of the Company’s executive officers), consulting agreement, non-competition agreement, confidentiality agreement, settlement agreement and/or release agreement) entered into, directly or indirectly, by such Stockholder or any of his, her or its Affiliates with the Company or Parent as a part of or in connection with the Second Transaction.

(d)

Subject to the following provisions of this Section 5(d), the consideration delivered to Parent pursuant to this Agreement will be in the same form(s) (e.g., cash and/or stock) and in the same proportion (e.g., 70% cash, 30% stock) as is received by a Stockholder from time to time in connection with an Alternative Disposition (the “Original Consideration Form and Amount”).  However, in lieu of a Stockholder delivering the Original Consideration Form and Amount to Parent, a Stockholder shall be required to deliver to Parent the value of such Original Consideration Form and Amount (determined in accordance with this Agreement) in immediately available funds (i) if a Stockholder is unable to transfer to Parent the Original Consideration Form and Amount at the time and in the amounts required by this Agreement, whether due to restrictions imposed in connection with the Alternative Disposition or otherwise, or (ii) if as a condition to the receipt of such consideration, Parent would be required to make any representations, warranties or agreements (x) that exceed in scope the representations, warranties and agreements that would normally be required of minority stockholders of a target company in a transaction such as the Alternative Disposition, or (y) differ (except in immaterial ways) from the representations, warranties and agreements that are being required to be made by the Company’s non-affiliated, non-employee stockholders that are receiving in the Alternative Disposition approximately the same amount and type of consideration in connection with the Alternative Disposition as the Original Consideration Form and Amount.

SECTION 6.

Termination.  This Agreement, other than Sections 5, 6, 8 and 9, shall terminate upon the earliest of (i) the Effective Time, (ii) the written mutual consent of the Parent and Stockholders holding a majority of the shares of Company Common Stock (calculated on an as-if-converted, exercised and exchanged basis) held by all Stockholders party hereto, and (iii) the termination of the Merger Agreement in accordance with its terms; provided, however, that this Agreement shall not terminate if the Company is in breach of its obligations under the Merger Agreement at such time.  Section 5 shall terminate upon the expiration of all rights thereunder.  Notwithstanding the foregoing, if the Effective Time occurs, the representations and warranties set forth in Section 1 and the covenants and agreements set forth in Section 7(a) shall survive for a period of two years following the Effective Time and Sections 6, 8 and 9 shall survive indefinitely.  No termination of this Agreement shall relieve a party from liability of such party for breach hereof prior to such termination.

SECTION 7.

Additional Matters.

(a)

Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, as expeditiously as possible, such additional or further consents, documents and other instruments not inconsistent with this Agreement as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the Merger Agreement.

(b)

No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer of the Company.  Each Stockholder signs solely in his, her or its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder’s Subject Shares and nothing herein shall limit or affect any actions taken by any Stockholder in his or her capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

SECTION 8.

Release.

(a)

From and after the Effective Time, Stockholder finally and forever releases Parent and the Company, and their respective successors, assigns, officers, directors, agents, servants, employees and all Affiliates and Subsidiaries, past and present, of Parent and the Company (the “Releasees”) from each and every agreement, commitment, indebtedness, obligation and claim of every nature and kind whatsoever, known or unknown, suspected or unsuspected (each, a “Claim” and collectively, the “Claims”) that (A) stockholder may have had in the past, may have as of the date hereof or, to the extent arising from or in connection with any Contract, act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against any of the Releasees and (B) has arisen or arises directly out of, or relates directly to, Stockholder’s interest as a stockholder, director, officer and/or employee of the Company or any of its Subsidiaries, except (x) such Claims as are contemplated by this Agreement, the Merger Agreement, the Escrow Agreement and the transactions contemplated hereby and thereby, (y) Claims for indemnification that Stockholder may have under the Company’s Certificate of Incorporation or Bylaws or any indemnification agreements between such Stockholder and the Company, and (z) Claims for the reimbursement of costs and expenses in accordance with the Company’s policies incurred by Stockholder in his or her capacity as a director of the Company (all such Claims being the “Released Claims”).  Stockholder acknowledges his, her or its understanding that the facts in respect of which this release is given may hereafter be determined to be other than or different from the facts now known or believed by Stockholder, and Stockholder hereby accepts and assumes the risks of the facts being different and agrees that this release shall be and remain, in all respects, effective and not subject to termination or rescission by reason or any such difference in facts.  The parties hereto intend that the provisions regarding the Released Claims be construed as broadly as possible, and incorporate herein rights under similar federal, foreign, state or other laws, all of which, with respect to the Released Claims, are similarly waived by Stockholder.

(b)

From and after the Effective Time, Stockholder covenants and agrees to waive and release the right to receive any and all amounts due to Stockholder pursuant to liabilities of the Company or any of its Subsidiaries by reason of any Contract between the Company or any of its Subsidiaries, on the one hand, and Stockholder, on the other, on or before the Closing Date.  Stockholder shall have caused all indebtedness owed by the Company or any of its Subsidiaries by Stockholder or any Affiliate of Stockholder to be paid in full prior to the Closing.  In addition, Stockholder covenants and agrees to take any and all actions as may be necessary to effect the release of indebtedness contemplated hereby, in form reasonably satisfactory to Parent.

(c)

Except as provided in the Merger Agreement with respect to any Stockholder’s right, as of the Effective Time, to receive Merger Consideration in exchange for his, her or its shares of Company Common Stock, Stockholder hereby acknowledges that, as of the Effective Time, Stockholder will have no ongoing interest in the Company, financial or otherwise, by reason of ownership of the capital stock of the Company or otherwise.

SECTION 9.

General Provisions.

(a)

Amendments.  This Agreement may be amended with respect to a Stockholder by an instrument in writing signed by such Stockholder and Parent.

(b)

Notice.  All notices and other communications hereunder shall be in writing and shall be deemed given when delivered, if delivered personally, or the next Business Day, if sent by overnight courier (providing proof of delivery), (i) to Parent in accordance with Section 9.4 of the Merger Agreement and (ii) to the Stockholders at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(c)

Interpretation.  When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or Schedule to, this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereby”, “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  References to a Person are also to his, her or its permitted successors and assigns.  All monetary amounts set forth or to be calculated or paid pursuant to this Agreement are denominated in U.S. dollars.

(d)

Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

(e)

Counterparts.  This Agreement may be executed in one or more counterparts and by facsimile signatures, all of which shall be considered one and the same agreement and shall be binding.  This Agreement shall become effective against a Stockholder when one or more counterparts have been executed by such Stockholder and delivered to Parent.  In respect of each Stockholder, this Agreement shall become effective against Parent when one or more counterparts have been signed by Parent and delivered to such Stockholder.  Each party need not sign the same counterpart.

(f)

Entire Agreement; No Third-Party Beneficiaries.  This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer any rights or remedies hereunder upon, or be enforceable by, any Person other than the parties hereto.

(g)

Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(h)

Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise, by Parent without the prior written consent of each Stockholder or by any Stockholder without the prior written consent of each Stockholder or by any Stockholder without the prior written consent of Parent, and any purported assignment without such consent shall be void.  Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(i)

Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which they are entitled at Law or in equity.  In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any transaction in any court other than a Federal court sitting in the State of Delaware or any Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.

(j)

Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

IN WITNESS WHEREOF, each party has duly executed this Stockholders Agreement, all as of the date first written above.

INCOMM HOLDINGS, INC.

By:

  /s/ M. Brooks Smith

Name: M. Brooks Smith

Title:  Chief Executive Officer

INTEGRATED DATA CORP.

By:

  /s/

Name:

Title:

SIGMA OPPORTUNITY FUND, LLC

By:

  /s/

Name:

Title:

/s/ Joshua Emanuel

JOSHUA EMANUEL

/s/ John Gunn

JOHN GUNN

/s/ William Turner

WILLIAM TURNER

SCHEDULE A

Name and Address of Stockholder	Specified Percentage	Securities Held by Stockholder
Integrated Data Corp. 220 Commerce Drive – Suite 300 Forth Washington, Pennsylvania 19034-2411	65%	24,884,530
Sigma Opportunity Fund, LLC c/o Sigma Capital Advisors, LLC 800 Third Avenue Suite 1701 New York, New York 10022	50%	7,500,000
Joshua Emanuel 35 Horizon Drive Wayne, New Jersey 07470	50%	693,871
John Gunn #404 – 106 West Kings Road North Vancouver, British Columbia V7N 2L8	50%	50,000
William Turner 5045 Wilson Drive Delta, British Columbia V4M 1P3	50%	88,000

APPENDIX A

Form of Proxy Card

DATAWAVE SYSTEMS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned (“Registered Stockholder”) hereby appoints Joshua Emanuel and John Gunn, or either of them with full power of substitution, as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder all shares of common stock held by the undersigned as of November 3, 2006, in respect of all matters that may properly come before the 2006 Annual Meeting of the Company to be held at 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada on [___________________], 2006 at [__]:00 a.m. (local time in Richmond, B.C.) and at every postponement and adjournment thereof (the “Annual Meeting”), to the same extent and with the same powers as if the undersigned were present at the Annual Meeting, or any adjournment thereof.  The matters for stockholder approval are set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated [______________[ 2006, a copy of which has been received by the undersigned.

PLEASE MARK YOUR VOTE IN THE BOX.

(This Proxy Card continues and must be signed on the reverse side)

PROPOSAL 1. APPROVAL OF MERGER	For	Against	Abstain

To adopt the Agreement and Plan of Merger, dated September 15, 2006, among DataWave Systems Inc., InComm Holdings Inc. and DataWave Acquisition, Inc., a wholly owned subsidiary of InComm (which includes approval of the designation of Joshua Emanuel as the stockholders’ representative) and to approve the merger.

	⁫	⁫	⁫

PROPOSAL 2. ELECTION OF DIRECTORS	For	Withhold

NOMINEES:
Joshua Emanuel	⁫	⁫
John X. Adiletta	⁫	⁫
Vijay Fozdar	⁫	⁫
Thom Waye	⁫	⁫

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.  This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder.  If this Proxy is properly executed but no specific direction is made, this Proxy will be voted “FOR” approval of the merger and “FOR” each of the nominated directors.  The undersigned hereby revokes any proxy or proxies previously given.

Dated: _____________________________ Signature: _____________________________

Please sign exactly as name appears below. When shares are held jointly, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

If you receive more than one Proxy Card, please sign, date and return all such cards in the accompanying envelope.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.  Please sign, date and return this Proxy Card today, using the enclosed envelope.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

You should not send your stock certificates to the exchange agent until you have received transmittal materials from the exchange agent.  Please DO NOT return your stock certificates with this proxy card.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Board of Directors of the Company.

2.

This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by Computershare Trust Company of Canada.

4.

A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Stockholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy; OR

(b)

appoint another proxyholder, who need not be a Registered Stockholder of the Company, to vote according to the Registered Stockholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person.  To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, any prior instrument of proxy executed by such registered holder.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Proxy Department
100 University Avenue, 9th Floor
Toronto, ON  M5J 2Y1
Fax number within North America:  1.866.249.7775
Fax number outside of North America:  416.263.9542